U. S.

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2918

DUPREE MUTUAL FUNDS

(Exact Name of Registrant as Specified in Charter)

125 South Mill Street, Bluegrass Corporate Center, Suite 100 Lexington, Kentucky 40507

(Address of Principal Executive Offices) (Zip Code)

Thomas P. Dupree 125 South Mill Street, Bluegrass Corporate Center, Suite 100 Lexington, Kentucky 40507

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code (859) 254-7741

Date of fiscal year end: June 30, 2013

Date of reporting period: July 1, 2012 through June 30, 2013

Item 1. Report to Stockholders

June 30, 2013

ANNUAL REPORT

TO SHAREHOLDERS

ABOUT DUPREE MUTUAL FUNDS

In 1941, Dupree & Company, Inc. began business in Harlan, Kentucky as a small securities brokerage firm specializing in tax-exempt municipal bonds.

Over the years the firm, which in 1963 moved its offices to Lexington, Kentucky, grew to become a regional leader in public finance, helping to structure complex and innovative municipal bond financing for some of the largest public projects in the Commonwealth of Kentucky.

In 1979, Dupree & Company began what is now Dupree Mutual Funds with the Kentucky Tax-Free Income Series and became the Fund’s investment adviser. The Fund was one of the first single-state municipal bond funds in the country, and the first mutual fund to invest solely in Kentucky municipal bonds. Since then, several new offerings have been added to the Dupree Mutual Funds family:

Kentucky Tax-Free Short-to-Medium Series in 1987;

Intermediate Government Bond Series in 1992;

Tennessee Tax-Free Income Series in 1993;

Tennessee Tax-Free Short-to-Medium Series in 1994;

North Carolina Tax-Free Income Series in 1995;

North Carolina Tax-Free Short-to-Medium Series in 1995;

Alabama Tax-Free Income Series in 2000;

Mississippi Tax-Free Income Series in 2000; and

Taxable Municipal Bond Series in 2010.

Today, after more than 60 years in business, Dupree continues to be a pioneer in the industry. Our Kentucky, Tennessee, and Mississippi Series are currently the ONLY 100% “no-load” municipal bond funds available in those states. No-load means simply that shares of the funds are offered directly to investors with no front or back-end sales charges, as opposed to load funds which are sold through brokerage firms or other institutions.

At Dupree Mutual Funds, our goal is a simple one: to offer investors a high-quality, low-cost way to invest in municipal and government bonds while providing superior service to our shareholders. We encourage you to let us know how we’re doing.

Management’s Discussion of Fund Performance:	Unaudited

Twelve Months Ended June 30, 2013i

The investment objective of our tax-free municipal bond funds is to provide a high level of tax-free income derived from state-specific municipal bonds without incurring undue risk to principal. The investment objectives of our government bond fund and taxable municipal bond fund are to provide a high level of taxable income derived from securities of the U.S. government and its agencies and taxable municipal securities, respectively, without incurring undue risk to principal.

This report covers the 12-month period from July 1, 2012 through June 30, 2013 (the “reporting period”). During the first six months of the reporting period the economy grew at a modest pace. Real gross domestic product (GDP) increased at a 3.1 percent annual rate during the third quarter of 2012, but slowed dramatically during the fourth quarter of 2012 with real GDP growing at an anemic 0.4% annual rate. Economic growth picked up somewhat during the first quarter of 2013 with real GDP increasing at a 1.1 percent annual rate. Real GDP for the second quarter of 2013 increased at a 1.7 percent annual rate (advance estimate). Historically, the average growth rate in the United States has been around 3.5 percent. The staff at the Federal Reserve is currently projecting that real GDP will accelerate gradually through 2015, supported by accommodative monetary policy, easing credit conditions, and rising consumer and business sentiment.

In the labor market, the unemployment rate remained elevated during the reporting period. The seasonally adjusted national unemployment rate stood at 7.6 percent at the end of the reporting period. The labor market continued to show signs of improvement during the reporting period, albeit at a gradual pace. The underemployment rate, which includes part-time workers who would prefer a full-time position and people that want to work but have given up looking, ended the reporting period at a four month high at 14.3 percent. The Federal Reserve’s central tendency estimate (which excludes the three highest and three lowest projections) for the unemployment rate is 7.2 to 7.3 percent in 2013; 6.5 to 6.8 percent in 2014; and 5.8 to 6.2 percent in 2015.

Key measures of inflation remained subdued during the reporting period. The Federal Reserve’s preferred inflation index, the personal consumption expenditure core price index (PCE), increased 1.2 percent on a year-over-year basis through June which is substantially below the 2 percent target rate set by the Federal Reserve. The consumer price index (CPI) increased 1.8 percent on a year-over-year basis through June. Excluding food and energy, the core CPI increased 1.6 percent year-over-year, the least since June 2011. Near-term and long-term inflation expectations have remained stable. The Federal Reserve’s central tendency estimate for core PCE is 1.2 to 1.3 percent for 2013; 1.5 to 1.8 percent for 2014; and 1.7 to 2.0 percent for 2015.

Against this backdrop, the Federal Open Market Committee (FOMC) continued to maintain a highly accommodative monetary policy. The FOMC kept the federal funds target rate at 0 to  1/4 percent during the reporting period and through its forward guidance conditionally pledged to keep the target rate at exceptionally low levels through mid-2015. In September, the FOMC announced that it would continue its program to extend the average maturity of its Treasury holdings and would begin purchasing additional agency-guaranteed mortgage-backed securities at a pace of $40 billion per month. In December, the FOMC announced that in addition to continuing its purchases of mortgage-backed securities, it would purchase longer-term Treasury securities at a pace of $45 billion per month. The FOMC also indicated that it expected the fed funds target rate to remain at exceptionally low levels so long as the unemployment rate remains above 6.5 percent, inflation between one and two years ahead is projected to be no more than  1/2 percentage point above the FOMC’s 2 percent longer-run goal, and longer-term inflation expectations continue to be well anchored.

State and local governments continued to successfully address ongoing fiscal challenges during the reporting period. According to data compiled by The Nelson A. Rockefeller Institute of Government (“Rockefeller”), state tax revenue grew by 5.2 percent in the fourth quarter of 2012. This was the twelfth consecutive quarter that states reported growth in collections on a year-over-year basis. Overall, inflation adjusted state tax revenues are now above pre-recession levels. Preliminary data collected by Rockefeller from 47 states suggest that overall tax collections increased approximately 9.3 percent in nominal terms in the first quarter of 2013 compared to the same quarter of 2012. Tax collections in the first quarter were driven primarily by strong growth in personal income tax collections reflecting taxpayer actions to accelerate income due to rising marginal tax rates and a gradually improving economy. However, notwithstanding the positive revenue trend, states and local governments continue to face tough choices in connection with balancing their budgets.

In contrast to states, local governments rely primarily on property taxes. According to data compiled by Rockefeller, local property tax revenues grew by a modest 0.1 percent in the fourth quarter of 2012. Tax collections at the local level continue to be negatively impacted by lower home prices and real property assessments. On a positive note, it should be noted that housing prices appear to have stabilized in many geographic markets and have actually rebounded sharply in some areas that previously experienced large price declines.

i

State, local, and federal government spending and investment continued to fall during the reporting period reflecting efforts to reduce budget deficits, the scaling back of overseas military activities, and the effects of automatic sequestration cuts. The Congressional Budget Office estimates that deficit reduction policies in current law will slow the pace of economic growth by approximately 1.5 percent this year.

Returns in the municipal bond market were essentially flat for the 12-month period under review. The Barclays Capital Municipal Bond Index, which tracks investment grade municipal securities across all sectors and maturities, had a total return of 0.236 percent for the twelve month period ended June 30, 2013.

During the second half of 2012, the municipal bond market performed relatively well with yields grinding lower (prices higher) all along the yield curve. For example, the yield on a 10-year AAA rated municipal bond at the beginning of the reporting period was approximately 1.85 percent and finished calendar year 2012 at approximately 1.72 percent. Favorable supply and demand patterns and highly accommodative monetary policies by the Fed helped fuel the performance of the municipal bond market during the third and fourth quarters of 2012.

The municipal bond market entered 2013 on strong footing and continued to perform relatively well during the first quarter with yields mostly remaining in a tight trading range. However, the story changed dramatically during the second quarter. Beginning in May of 2013, municipal bond and Treasury yields began slowly moving higher as part of a general correction of historically low interest rates. This rate adjustment quickly escalated in June and resulted in a massive sell-off in bonds that was precipitated when the Fed hinted at its June meeting for the first time that it was considering “tapering” its bond purchase program. The sell-off lasted approximately 6-7 weeks and caused yields in the Treasury and municipal markets to spike (and prices to fall) to levels not seen since 2011. Bond markets eventually stabilized at the very end of the reporting period, but not before wiping out most of the gains of the previous three quarters.

The municipal bond market also continued to experience some “headline risk” during the review period. A good example of this is in Detroit where a state-appointed emergency manager was hired to restructure the city’s debts in an effort to avoid a bankruptcy filing. Notwithstanding a few high profile distressed credit situations like Detroit, the default rate for investment grade municipal bonds during the past twelve months has continued to be below historical averages.

The Kentucky Tax-Free Income Series provided shareholders a total return of 0.17 percent for the twelve months ended June 30, 2013. The Kentucky Tax-Free Short-to-Medium Series provided shareholders with a total return of 0.11 percent during the period under review. Both funds performed in line with the index.

Kentucky’s economy is still recovering from the national recession that ended in June 2009. For the fiscal year that ended June 30, 2013, General Fund receipts were 2.8 percent higher than FY 12 tax collections. This was the third consecutive year of increased tax collections, following two years of decline due to the national recession. Final FY 13 General Fund revenues were $40.5 million, or 0.4 percent, more than the official revenue estimate which projected 2.4 percent growth. The state’s annual average unemployment rate at the end of June stood at 8.1 percent. In 2012, Kentucky had a per capita personal income of $35,041 which ranked 44th in the nation.

The state’s appropriation supported debt was rated Aa3 by Moody’s and A+ by Standard & Poor’s as of June 30, 2013. Kentucky had net tax-supported debt per capita of $1,998 as of calendar year-end 2012, which was substantially above the national net tax-supported debt median of $1,074 (Source: Moody’s Investors Services, 2013 State Debt Medians Report, May 29, 2013).

The Tennessee Tax-Free Income Series provided shareholders with a total return of 0.56 percent for the twelve months ended June 30, 2013. The Tennessee Tax-Free Short-to-Medium Series had a total return of -0.53 percent for the period under review. The average maturity of the Tennessee Tax-Free Income Series was slightly longer than the index, and that portion of the curve outperformed the index during the reporting period. The Tennessee Tax-Free Short-to-Medium Series holds bonds significantly shorter than the average maturity and duration of the index, which led to its relative underperformance compared to the index.

Tennessee’s economy has also continued to slowly recover from the national recession. During the recession the state experienced a severe contraction in the manufacturing and construction sectors. However, both of these sectors showed continued signs of stabilization during the period under review. The state’s annual average unemployment rate at the end of June was 8.3 percent. In 2012, the state had a per capita personal income of $37,678 which ranked 34th in the nation.

Tennessee relies on a combination of a state sales tax, corporate income taxes, and the Hall income tax for its revenue. The state’s fiscal condition improved considerably during the period under review. Total state revenue collections through June (the 11th month of the state’s fiscal year) were $322.8 million more than the budgeted estimate. Tax collections in June marked the 11th consecutive month in which total collections have experienced positive growth.

Tennessee’s general obligation (G.O.) bonds were rated Aaa by Moody’s and AA+ by Standard & Poor’s as of June 30, 2013. Tennessee had net tax-supported debt per capita of $343 as of calendar year-end 2012, which was substantially below the national net tax-supported debt median of $1,074 (Source: Moody’s Investors Services, 2013 State Debt Medians Report, May 29, 2013).

The North Carolina Tax-Free Income Series provided shareholders with a total return of 0.76 percent for the twelve months ended June 30, 2013. The North Carolina Tax-Free Short-to-Medium Series provided shareholders with a total return of -0.06 percent for the period under review. The average maturity of the North Carolina Tax-Free Income Series was slightly longer than the index, and that portion of the curve outperformed the index during the reporting period. The North Carolina Tax-Free Short-to-Medium Series performed in line with the index.

North Carolina’s economy has continued to gradually recover from the national recession. The state experienced modest, but below trend, economic growth throughout 2012. The strongest growth occurred in the fourth quarter of 2012 and the pickup in economic activity continued through the first half of 2013. The real (inflation adjusted) growth rate for 2013 is forecast to increase by 1.9 percent. Business and professional services, mining, educational and health services, and the hospitality and leisure sectors continue to be the biggest contributors to growth. The state continues to have one of the highest unemployment rates in the nation. The state’s average annual unemployment rate at the end of June was 8.8 percent. In 2012, North Carolina had a per capita personal income of $37,049 which ranked 38th in the nation.

North Carolina’s G.O. bonds were rated Aaa by Moody’s and AAA by Standard & Poor’s as of June 30, 2013. North Carolina had net tax-supported debt per capita of $853 as of calendar year-end 2012, which was below the national net tax-supported debt median of $1,074 (Source: Moody’s Investors Services, 2013 State Debt Medians Report, May 29, 2013).

The Alabama Tax-Free Income Series provided shareholders with a total return of 0.94 percent for the twelve months ended June 30, 2013. The average maturity of the Alabama Tax-Free Income Series was slightly longer than the index, and that portion of the curve outperformed the index during the reporting period.

Alabama’s economy fell into recession later than the national recession that began in December 2007. However, the state’s economy was hit hard — 38,500 jobs were lost from 2008 to 2010 and output contracted by 2.1 percent in 2009. The manufacturing sector has continued to contract with many mass-production operations moving overseas. The textile and apparel industries have been particularly hard hit. The automobile industry continues to be an important driver of growth and the state has been successful in growing the economy through foreign direct investment. A key development strategy for the state is the promotion of industry clusters which consist of a geographic concentration of interconnected companies in sectors such as biotechnology, transportation, aerospace, and automotive.

Alabama’s job market contracted more sharply than the national economy but has showed signs of stabilization. The state’s average annual unemployment rate at the end of June stood at 6.8 percent. In 2012, Alabama had a per capita personal income of $35,625 which ranked 42nd in the nation.

Alabama’s G.O. bonds were rated Aa1 by Moody’s and AA by Standard & Poor’s as of June 30, 2013. Alabama had net tax-supported debt per capita of $867 as of calendar year-end 2012, which was lower than the national net tax-supported debt median of $1,074 (Source: Moody’s Investors Services, 2013 State Debt Medians Report, May 29, 2013).

The Mississippi Tax-Free Income Series had a total return of 0.38 percent for the twelve month period ended June 30, 2013. During the reporting period, the Mississippi Tax-Free Income Series performed in line with the index.

Mississippi’s economy is dominated by manufacturing and service industries which were hit hard by the national recession. During the review period, the state’s economy continued to grow (at a 2.2 percent annual rate for all of 2012), but at a slightly slower pace than the national economy. Most economists are forecasting a slower growth rate in 2013 — somewhere in the range of 1.8 percent as the effects of the federal sequester and payroll tax hikes are felt. The state’s average annual unemployment rate at the end of June was 9.1 percent. In 2012, Mississippi had a per capita personal income of $33,073 which was the lowest in the nation.

The state’s G.O. bonds were rated Aa2 by Moody’s and AA by Standard & Poor’s as of June 30, 2013. Mississippi has net tax-supported debt per capita of $1,735 as of calendar year-end 2012, which was higher than the national net tax-supported debt median of $1,074 (Source: Moody’s Investors Services, 2013 State Debt Medians Report, May 29, 2013).

The Intermediate Government Bond Series had a total return of -2.34 percent for the twelve months ended June 30, 2013. The Barclays Capital U.S. Intermediate Government Bond Index had a total return of -0.587 percent for the one year period ended June 30, 2013. The underperformance of the Intermediate Government Bond Series is primarily due to the longer average maturity of the fund as compared to the index. Shorter-dated agency securities outperformed longer bonds similar to those held in the fund during the reporting period.

The Taxable Municipal Bond Series had a total return of 1.35 percent for the twelve month period ended June 30, 2013. The Barclays Capital Municipal Bond Taxable Index had a total return of -0.560 percent for the same period. The Taxable Municipal Bond Series outperformed the index during the reporting period. More than 90 percent of the fund’s bonds are rated AA- or better by at least one nationally recognized statistical rating agency, while the index represents the entire credit market including highly rated and lower rated bonds. The fund outperformed the index due to the fund’s relatively high credit quality as compared to the index during the reporting period.

Please note that index information is provided for reference only. No index can perfectly match the investments that make up a fund’s portfolio. In making investment decisions for our portfolios we do not attempt to track indices. The Barclays Capital Municipal Bond index is national in scope and does not necessarily reflect the performance of state-specific municipal bond funds. Indices do not take into account any operating expenses or transaction costs. An investment cannot be made directly in an index.

i Data are from the Bureau of Economic Analysis, the U.S. Department of Labor Bureau of Labor Statistics, and various other sources management deems to be reliable. Some of the quoted data are preliminary in nature and may be subject to revision. Any opinions expressed herein are those of the funds’ portfolio management and are current as of June 30, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Past performance is not a guarantee of future performance and you may lose money investing in the funds.

The illustrations below provide each Fund’s sector allocation and summarize key information about each Fund’s investments.	UNAUDITED

Kentucky Tax-Free Income Series
CREDIT QUALITY (reflects highest credit rating)	% of Net Assets at Fair Value
Aaa/AAA	5.07%
Aa/AA	85.75%
A	7.90%
Not Rated	1.28%

100.00%

COMPOSITION
% of Net Assets
Miscellaneous Public Improvement	25.36%
Prerefunded	14.36%
Municipal Utility Revenue	13.91%
Turnpikes and Toll Roads Revenue	11.73%
Refunded	9.62%
University Consolidated Education and Building Revenue	5.44%
Hospital and Healthcare Revenue	5.02%
School Improvements	3.87%
Escrowed to Maturity	3.45%
State and Local Mortgage Revenue	3.43%
Public Facilities Revenue	3.04%
Airport Revenue	0.42%
Other Assets Less Liabilities	0.35%

100.00%

Kentucky Tax-Free Short-to-Medium Series
CREDIT QUALITY (reflects highest credit rating)	% of Net Assets at Fair Value
Aaa/AAA	2.61%
Aa/AA	91.25%
A	6.14%

100.00%

COMPOSITION
% of Net Assets
Miscellaneous Public Improvement	28.92%
Turnpikes and Toll Roads Revenue	15.38%
School Improvements	14.29%
Refunded	10.87%
University Consolidated Education and Building Revenue	9.85%
Municipal Utility Revenue	7.49%
Hospital and Healthcare Revenue	3.61%
Public Facilities Revenue	3.61%
State and Local Mortgage Revenue	2.57%
Prerefunded	1.72%
Other Assets Less Liabilities	1.69%

100.00%

Alabama Tax-Free Income Series
CREDIT QUALITY (reflects highest credit rating)	% of Net Assets at Fair Value
Aaa/AAA	3.16%
Aa/AA	83.78%
A	7.99%
Baa/BBB	0.65%
Not Rated	4.42%

100.00%

COMPOSITION
% of Net Assets
School Improvement Revenue	24.26%
University Consolidated Education and Building Revenue	23.76%
Municipal Utility Revenue	18.49%
Miscellaneous Public Improvement	10.33%
Public Facilities Revenue	10.01%
Prerefunded	8.40%
Escrowed to Maturity	1.41%
Refunded	1.05%
State and Local Mortgage Revenue	0.67%
Industrial Revenue	0.10%
Other Assets Less Liabilities	1.52%

100.00%

Mississippi Tax-Free Income Series
CREDIT QUALITY (reflects highest credit rating)	% of Net Assets at Fair Value
Aaa/AAA	0.38%
Aa/AA	80.45%
A	18.84%
Not Rated	0.33%

100.00%

COMPOSITION
% of Net Assets
University Consolidated Education and Building Revenue	27.67%
Public Facilities Revenue	17.72%
Turnpikes and Toll Roads Revenue	14.68%
Municipal Utility Revenue	10.99%
Miscellaneous Public Improvement	8.28%
Prerefunded	4.75%
Refunded	4.13%
School Improvement Revenue	3.79%
Hospital and Healthcare Revenue	3.20%
Airport Revenue	2.12%
State and Local Mortgage Revenue	0.37%
Escrowed to Maturity	0.32%
Other Assets Less Liabilities	1.98%

100.00%

v

The illustrations below provide each Fund’s sector allocation and summarize key information about each Fund’s investments.	UNAUDITED

Tennessee Tax-Free Income Series
CREDIT QUALITY (reflects highest credit rating)	% of Net Assets at Fair Value
Aaa/AAA	7.40%
Aa/AA	81.62%
A	8.78%
Baa/BBB	0.50%
Not Rated	1.70%

100.00%

COMPOSITION
% of Net Assets
Municipal Utility Revenue	35.04%
University Consolidated Education and Building Revenue	13.95%
Prerefunded	10.67%
Public Facilities Revenue	10.52%
Hospital and Healthcare Revenue	7.99%
Refunded	7.17%
State and Local Mortgage Revenue	5.58%
School Improvement Revenue	4.38%
Miscellaneous Public Improvement	2.08%
Escrowed to Maturity	1.19%
Industrial Revenue	0.88%
Other Assets Less Liabilities	0.55%

100.00%

Tennessee Tax-Free Short-to-Medium Series
CREDIT QUALITY (reflects highest credit rating)	% of Net Assets at Fair Value
Aaa/AAA	3.43%
Aa/AA	76.30%
A	19.90%
Baa/BBB	0.37%

100.00%

COMPOSITION
% of Net Assets
Refunded	18.07%
Municipal Utility Revenue	16.73%
Miscellaneous Public Improvement	14.03%
Prerefunded	13.84%
School Improvement Revenue	9.20%
Hospital and Healthcare Revenue	6.62%
State and Local Mortgage Revenue	6.49%
University Consolidated Education and Building Revenue	5.01%
Public Facilities Revenue	5.00%
Airport Revenue	2.36%
Other Assets Less Liabilities	2.65%

100.00%

North Carolina Tax-Free Income Series
CREDIT QUALITY (reflects highest credit rating)	% of Net Assets at Fair Value
Aaa/AAA	3.98%
Aa/AA	78.35%
A	16.41%
Baa/BBB	1.26%

100.00%

COMPOSITION
% of Net Assets
Municipal Utility Revenue	20.52%
University Consolidated Education and Building Revenue	16.96%
School Improvement Revenue	16.91%
Hospital and Healthcare Revenue	9.55%
Refunded	9.08%
Public Facility Revenue	8.64%
Miscellaneous Public Improvement	6.49%
Airport Revenue	4.64%
Prefunded	4.14%
Turnpikes and Toll Roads Revenue	2.15%
Other Assets Less Liabilities	0.92%

100.00%

North Carolina Tax-Free Short-to-Medium Series
CREDIT QUALITY (reflects highest credit rating)	% of Net Assets at Fair Value
Aaa/AAA	0.06%
Aa/AA	81.17%
A	17.21%
Not Rated	1.56%

100.00%

COMPOSITION
% of Net Assets
School Improvement Revenue	20.21%
Municipal Utility Revenue	19.78%
Public Facilities Revenue	12.03%
Prerefunded	11.96%
Refunded	9.09%
Miscellaneous Public Improvement	7.38%
University Consolidated Education and Building Revenue	6.67%
Hospital and Healthcare Revenue	5.34%
Airport Revenue	2.31%
Turnpikes and Toll Roads Revenue	1.35%
Lease Revenue	1.01%
State and Local Mortgage Revenue	0.54%
Other Assets Less Liabilities	2.33%

100.00%

The illustrations below provide each Fund’s sector allocation and summarize key information about each Fund’s investments.	UNAUDITED

Intermediate Government Bond Series
CREDIT QUALITY (reflects highest credit rating)	% of Net Assets at Fair Value
Aaa/AAA	100.00%

COMPOSITION
% of Net Assets
Federal Farm Credit	65.80%
Federal Home Loan Bank	21.21%
Federal National Mortgage Association	5.75%
Federal Home Loan Mortgage Corp	3.95%
Other Assets Less Liabilities	3.29%

100.00%

Taxable Municipal Bond Series
CREDIT QUALITY (reflects highest credit rating)	% of Net Assets at Fair Value
Aa/AA	91.32%
A	8.68%

100.00%

COMPOSITION
% of Net Assets
Public Facilities Revenue	30.24%
Municipal Utility Revenue	28.50%
School Improvement Revenue	15.45%
Miscellaneous Public Improvement	9.36%
University Consolidated Education and Building Revenue	6.19%
Turnpikes and Toll Roads Revenue	2.14%
Refunded	1.81%
Hospital and Healthcare Revenue	1.76%
State and Local Mortgage Revenue	1.27%
Other Assets Less Liabilities	3.28%

100.00%

PERFORMANCE COMPARISON (Unaudited)

The following graphs compare the change in value of a $10,000 investment in each series of Dupree Mutual Funds with the change in value of a $10,000 investment in a comparable index. The comparisons are made over 10 years or since the inception of the series, if shorter than ten years. Results are for the fiscal years ended June 30.

x

Notes on Graphs:

Results reflect reinvestment of all dividend and capital gain distributions. No index can perfectly match the investments that make up a fund’s portfolio. For each series, we have selected an index that we believe gives the most accurate picture of how the series performed during the reporting period. The investor should understand that an index is a mathematical hypothesis and does not reflect a real market situation. For example, the portfolio of each index is replaced with an entirely different portfolio each year without reflecting operating expenses or transaction costs, an impossibility in reality. On the other hand, the fund’s performance reflects not only these factors but management costs as well. Past performance is not indicative of future results.

The performance tables and the graphs above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Please note that all legacy Lehman Brothers benchmark indices were rebranded as Barclays Capital (“BarCap”) indices in November 2008.

DUPREE MUTUAL FUNDS — ALABAMA TAX-FREE INCOME SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

Alabama Municipal Bonds — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value
SCHOOL IMPROVEMENT BONDS
24.26% of Net Assets
AL State Public Schools & College Authority Capital Improvement	5.000%	12/01/2024	Aa1/AA*	$100,000	$112,147
AL State Public School & College Authority Capital Improvement	5.000	12/01/2025	Aa1/AA*	640,000	716,877
AL State Public School & College Authority Refinancing Series A	5.000	05/01/2024	Aa1/AA*/AA+@	125,000	140,006
Elmore County AL Public Education Cooperative	5.000	08/01/2032	Aa3	50,000	52,796
Etowah County AL Board of Education Capital Outlay Warrants	5.000	09/01/2037	A+*	200,000	209,120
Madison County AL Board of Education Capital Outlay Tax	4.950	09/01/2025	Aa3/AA-*	100,000	107,934
Madison County AL Board of Education Capital Outlay Tax	5.100	09/01/2028	Aa3/AA-*	285,000	305,982
Madison County AL Board of Education Capital Outlay Tax	5.125	09/01/2034	Aa3/AA-*	505,000	530,568
Mobile AL Public Education Building Authority	5.000	03/01/2033	A3/AA-*/AA-@	200,000	210,970
Montgomery County AL Warrants	5.000	03/01/2028	Aa1/AA*	175,000	190,201
Morgan County AL Board of Education Capital Outlay Warrants	5.000	03/01/2035	AA-*	800,000	842,967
Opelika AL Warrants	5.000	11/01/2031	Aa2/AA*	400,000	432,236
Phenix City AL School Warrants Series B	5.000	08/01/2024	AA-*	80,000	82,379
Scottsboro AL Warrants	5.000	07/01/2028	A+*	250,000	265,403
Shelby County AL Board of Education Capital Outlay Warrants	5.000	02/01/2031	Aa2/A*	890,000	942,964
Shelby County AL Board of Education Special Tax School Warrats	5.000	02/01/2025	Aa3/A+*	300,000	315,612
Sumter County AL Limited Obligation School Warrants	5.100	02/01/2034	A*	100,000	102,337
Sumter County AL Limited Obligation School Warrants	5.200	02/01/2039	A*	95,000	97,402
Troy AL Public Educational Building Authority Educational	5.250	12/01/2036	A2/AA-*	225,000	238,016

					5,895,917
UNIVERSITY CONSOLIDATED EDUCATION AND BUILDING REVENUE BONDS
23.76% of Net Assets
AL State Private Colleges & Universities Tuskegee University	4.750	09/01/2026	AA-*	500,000	510,035
AL State Board Education Bishop State Community College	4.600	01/01/2021	A1	100,000	100,126
AL State University Revenue General Tuition and Fee	5.250	09/01/2034	A2/AA-*	75,000	80,207
Auburn University AL General Fee Revenue Series A	5.000	06/01/2032	Aa2/AA-*	45,000	47,839
Auburn University AL General Fee Revenue — Series A	5.000	06/01/2027	Aa2/AA-*	300,000	329,400
Auburn University AL General Fee Revenue Series A	5.000	06/01/2033	Aa2/AA-*	420,000	452,651
Auburn University AL General Fee Revenue Series A	5.000	06/01/2038	Aa2/AA-*	600,000	644,796
Auburn University AL General Fee Revenue	5.000	06/01/2022	Aa2/AA-*	50,000	56,450
Auburn University General FeeRevenue Series A	5.000	06/01/2036	Aa2/AA-*	150,000	160,413
Jacksonville AL State University Revenue Tuition and Fee	5.125	12/01/2033	AA-*	450,000	467,780
Mobile AL Spring Hill CollegeEducational Building	5.100	09/01/2019	Baa3	120,000	120,130
Tuscaloosa AL Public Education Building Authority Student Housing	6.375	07/01/2028	AA-*	250,000	285,593
Tuscaloosa AL Public Education Building Authority Student Housing	6.750	07/01/2033	AA-*	495,000	561,751
University of AL General Revenue Series A	5.000	07/01/2028	Aa2/AA-*/AA+@	325,000	351,644
University of AL General Revenue Series A	5.000	07/01/2032	Aa2/AA-*/AA+@	500,000	535,105
University of Alabama GeneralRevenue Series A	5.000	07/01/2034	Aa2/AA-*	250,000	271,395
University South AL University Revenues Refunding Tuition	5.000	12/01/2029	Aa1/AA+*	105,000	113,384
University of Southern AL University Revenues Facilities	5.000	08/01/2029	Aa1/AA+*	550,000	581,581
University of South AL University Revenues Facilities Capital	4.750	08/01/2033	Aa1/AA+*	100,000	103,235

					5,773,515
MUNICIPAL UTILITY REVENUE BONDS
18.49% of Net Assets
AL Drinking Water Finance Authority Revolving Fund Loan	4.750	08/15/2027	NR	75,000	75,158
Bessemer AL Governmental Utility Services Water Supply	4.750	06/01/2033	A2	100,000	102,587
Birmingham AL Waterworks Board Water Revenue Series A	5.000	01/01/2026	Aa2/AA*	80,000	86,927
Birmingham AL Waterworks BoardWater Revenue	4.750	01/01/2036	Aa2/AA*	215,000	218,803
Birmingham AL Waterworks Board Water Revenue Series B	5.000	01/01/2038	Aa2/AA*	100,000	103,598
Chatom AL Industrial Board Gulf Opportunity Zone	5.000	08/01/2037	A3/AA-*/A-@	150,000	157,289
Cullman AL Utility Board Water Revenue	4.750	09/01/2037	Aa3/AA-*	650,000	671,509
Cullman County AL Water Revenue	5.000	05/01/2021	Baa1/A+*	125,000	131,118
Fort Payne AL Waterworks Board Water Revenue	4.750	07/01/2034	AA-*	100,000	104,350
Huntsville AL Water Systems Revenue Bonds	5.000	11/01/2033	Aa1/AAA*	300,000	325,011
Jasper AL Water Works and Sewer Board Utility Revenue	5.000	06/01/2030	A+*	455,000	489,393
Limestone County AL Water and Sewer Authority Water Revenue	5.000	12/01/2029	A+*	275,000	280,272

The accompanying footnotes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — ALABAMA TAX-FREE INCOME SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

Alabama Municipal Bonds — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value
Muscle Shoals AL Utilities Board Water and Sewer Revenue	5.750%	12/01/2033	AA-*	$430,000	$474,290
North Marshall AL Utilities Board Water Revenue	5.100	10/01/2030	AA-*	375,000	400,226
Opelika AL Water Board Revenue	5.000	06/01/2037	Aa3/AA-*	250,000	264,905
Opelika AL Water Board Revenue	5.250	06/01/2036	Aa3/A+*	70,000	74,116
Phenix City AL Water and Sewer Revenue	5.000	08/15/2034	A3/AA-*/AA-@	275,000	290,265
Tallassee AL Water Gas and Sewer Warrants	5.125	05/01/2036	A2/AA-*	75,000	79,772
Trussville AL Warrants	4.800	10/01/2021	Aa2	85,000	85,856
West Morgan East Lawrence AL Water and Sewer Revenue	4.750	08/15/2030	AA-*	75,000	77,750

					4,493,195
MISCELLANEOUS PUBLIC IMPROVEMENT BONDS
10.33% of Net Assets
AL Incentives Financing Authority Special Obligation	5.000	09/01/2029	AA-*	125,000	133,606
AL State Incentives Financing Authority Special Obligation Series A	5.000	09/01/2037	Aa3/A+*	800,000	840,800
Daphne AL Warrants	5.000	04/01/2023	Aa2/AA*	250,000	273,408
Enterprise AL Warrants General Obligation	5.000	10/01/2019	NR	55,000	56,941
Enterprise AL Warrants General Obligation	5.000	10/01/2023	NR	450,000	463,775
Mobile AL Refunding Warrants Series A	5.000	02/15/2027	Aa2/AA-*	335,000	360,641
Mobile AL Limited Obligation Tax Warrants	5.500	02/15/2023	Baa3	35,000	35,049
Tuscaloosa AL Warrants SeriesA	5.000	10/15/2034	Aa1/AA+*	175,000	186,961
Tuscaloosa AL Warrants — Series A	5.125	01/01/2039	Aa1/AA+*	150,000	159,794

					2,510,975
PUBLIC FACILITIES REVENUE BONDS
10.01% of Net Assets
AL State — Series A	4.625	09/01/2022	Aa1/AA*	100,000	102,111
Anniston AL Public Building Authority DHR Project	5.250	05/01/2030	AA-*	50,000	54,834
Anniston AL Public Building Authority Revenue	5.500	05/01/2033	AA-*	200,000	216,670
Anniston AL Public Building Authority	5.000	03/01/2032	A2/AA-*	400,000	423,748
Bessemer AL Public Educational Building Authority Revenue	5.000	07/01/2030	AA-*	250,000	269,423
Huntsville AL Public BuildingAuthority Lease Revenue	5.000	10/01/2027	Aa1/AA+*	375,000	407,996
Huntsville AL Public BuildingAuthority Lease Revenue	5.000	10/01/2033	Aa1/AA+*	175,000	186,895
Lowndes County AL Warrants	5.250	02/01/2037	A2/AA-*	250,000	260,465
Montgomery AL Warrants — Series A	5.000	02/01/2030	NR	300,000	324,990
Montgomery County AL Public Building Authority Revenue Bond	5.000	03/01/2031	Aa2/AA-*	175,000	184,664

					2,431,796
PREREFUNDED BONDS
8.40% of Net Assets
Albertville AL Warrants	5.000	02/01/2035	AA-*	110,000	129,991
Auburn AL Capital ImprovementSchool Warrants	5.000	08/01/2030	Aa2/AA+*	260,000	283,800
Baldwin County AL Water and Sewer Series A General Obligation	5.000	01/01/2016	Aa1/AA+*	295,000	325,087
Huntsville AL Health Care Authority — Series A	5.000	06/01/2024	A1/A*	100,000	108,328
Montgomery AL Warrants	5.000	01/01/2023	Aa2/AA+*	80,000	88,243
Montgomery AL Waterworks and Sanitation Sewer Board Revenue	5.000	03/01/2025	Aa1/AAA*	250,000	268,828
Morgan County AL Water and Sewer General Obligation Warrants	5.000	04/01/2028	Aa3	100,000	103,573
Morgan County AL Warrants	5.000	04/01/2029	Aa3	25,000	25,893
Oxford AL Warrants Series A	5.000	10/01/2036	Aa2	50,000	55,493
Phenix City AL School Warrants Series B	5.000	02/01/2017	NR	120,000	135,982
Tuscaloosa AL Warrants	5.000	01/01/2030	Aa1/AA+*	150,000	155,111
University of AL General Revenue Series A	5.000	07/01/2034	Aa2/AA-*/AA+@	350,000	359,825

					2,040,154
ESCROWED TO MATURITY BONDS
1.41% of Net Assets
West Morgan — East Lawrence Water Authority AL Water Revenue	5.000	08/15/2025	A2/AA-*	300,000	342,768

REFUNDING BONDS
1.05% of Net Assets
Muscle Shoals AL Refunded Warrants	4.600	08/01/2024	Aa3	250,000	256,240

The accompanying footnotes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — ALABAMA TAX-FREE INCOME SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

Alabama Municipal Bonds — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value
STATE AND LOCAL MORTGAGE/HOUSING BONDS
.67% of Net Assets
AL Housing Finance Authority Single Family Mortgage Revenue	5.375%	10/01/2033	Aaa	$155,000	$162,090

INDUSTRIAL REVENUE/POLLUTION CONTROL BONDS
.10% of Net Assets
Auburn AL Industrial Development Board Facilities Revenue	6.200	11/01/2020	A*	25,000	25,011

Total Investments 98.48% of Net Assets (cost $23,276,944)(See (a) below for further explanation)					$23,931,661

Other assets in excess of liabilities 1.52%					368,214

Net Assets 100%					$24,299,875

*	Standard and Poor’s Corporation
@	Fitch’s Investors Service
(All other ratings by Moody’s Investors Service, Inc.)
NR	Not Rated
#	Bond ratings are unaudited and not covered by Report of Independent Registered Public Accounting Firm.

(a)	Cost for federal income tax purposes is $23,276,854 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$899,167
Unrealized depreciation	(244,360)

Net unrealized appreciation	$654,807

Other Information

The following is a summary of the inputs used, as of June 30, 2013 involving the Fund’s investments in securities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs	Municipal Bonds
Level 1	Quoted Prices	$—
Level 2	Other Significant Observable Inputs	23,931,661
Level 3	Significant Unobservable Inputs	—

$23,931,661

The accompanying footnotes are an integral part of the financial statements.

ALABAMA TAX-FREE INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013

ASSETS:
Investments in securities, at fair value (Cost: $23,276,944)		$23,931,661
Cash		313,648
Interest receivable		345,586

Total assets		24,590,895
LIABILITIES:
Payable for:
Distributions to shareholders	116,422
Fund shares redeemed	152,348
Investment advisory fee	8,679
Transfer agent fee	3,706
Trustee fees	586
Accrued expenses	9,279

Total liabilities		291,020

NET ASSETS:
Capital		23,615,795
Accumulated net investment income		90
Net accumulated realized gain on investment transactions		29,273
Net unrealized appreciation in value of investments		654,717

Net assets at value		$24,299,875

NET ASSET VALUE, offering price and redemption price per share ($24,299,875 -:- 2,007,501 shares outstanding; unlimited number of shares authorized; no par value)		$12.10

STATEMENT OF OPERATIONS

For the year ended June 30, 2013

Net investment income:
Interest income	$1,016,240

Expenses:
Investment advisory fee	123,872
Transfer agent fee	36,713
Custodian expense	8,007
Professional fees	1,529
Trustee fees	3,196
Other expenses	20,503

Total expenses	193,820
Fees waived by Adviser	(19,538)
Custodian expense reduction	(144)

Net expenses	174,138

Net investment income	842,102

Realized and unrealized gain/(loss) on investments:
Net realized gain	30,045
Net change in unrealized appreciation/depreciation	(687,104)

Net realized and unrealized loss on investments	(657,059)

Net increase in net assets resulting from operations	$185,043

The accompanying notes are an integral part of the financial statements.

ALABAMA TAX-FREE INCOME SERIES

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended June 30, 2013 and 2012

	2013	2012
Operations:
Net investment income	$842,102	$781,652
Net realized gain on investments	30,045	64,847
Net change in unrealized appreciation/depreciation	(687,104)	1,168,601

Net increase in net assets resulting from operations	185,043	2,015,100
Distributions from net investment income	(842,439)	(781,225)
Distributions from capital gains	(16,538)	(12,037)
Net fund share transactions (Note 4)	2,062,926	454,495

Total increase	1,388,992	1,676,333
Net assets:
Beginning of period	22,910,883	21,234,550

End of year	$24,299,875	$22,910,883

Accumulated Net Investment Income	$90	$427

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding:	For the years ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.41	$11.72	$11.77	$11.40	$11.43

Income from investment operations:
Net investment income	0.43	0.44	0.45	0.46	0.46
Net gains/(losses) on securities, both realized and unrealized	(0.30)	0.70	(0.05)	0.37	(0.03)

Total from investment operations	0.13	1.14	0.40	0.83	0.43
Less distributions:
Distributions from net investment income	(0.43)	(0.44)	(0.45)	(0.46)	(0.46)
Distributions from capital gains	(0.01)	(0.01)	—	—	—

Total distributions	(0.44)	(0.45)	(0.45)	(0.46)	(0.48)

Net asset value, end of period	$12.10	$12.41	$11.72	$11.77	$11.40

Total return	0.94%	9.81%	3.45%	7.40%	3.95%
Net assets, end of period (in thousands)	$24,300	$22,911	$21,235	$19,853	$14,262
Ratio of net expenses to average net assets (a)	0.70%	0.68%	0.60%	0.47%	0.45%
Ratio of net investment income to average net assets	3.40%	3.59%	3.83%	3.94%	4.14%
Portfolio turnover	6.46%	7.80%	4.70%	15.73%	14.06%

(a)	Percentages are after expenses waived by Adviser and Custodian. No recovery of these waivers and reductions will be sought. Expenses waived by Adviser and Custodian were: .08% and 0% for 2013; .10% and 0% for 2012;.18% and 0% for 2011; .33% and 0% for 2010; and .37% and .03% for 2009, respectively.

The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — KENTUCKY TAX-FREE INCOME SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

Kentucky Municipal Bonds — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value
MISCELLANEOUS PUBLIC IMPROVEMENT BONDS
25.36% of Net Assets
Pendleton County KY Multi-County Lease Revenue	6.400%	03/01/2019	B*	$3,000,000	$3,307,664
Ky State Property & Building #106	5.000	10/01/2033	Aa3/A+*/A+@	4,870,000	5,150,074
KY State Property & Building #106	5.000	10/01/2032	Aa3/A+*/A+@	6,000,000	6,350,160
KY State Property & Building #106	5.000	10/01/2031	Aa3/A+*/A+@	4,910,000	5,221,687
KY State Property & Building #105	4.750	04/01/2033	A1/A+*/A@	2,310,000	2,378,977
KY State Property & Building #105	4.750	04/01/2032	A1/A+*/A@	2,205,000	2,272,627
KY State Property & Building #105	4.750	04/01/2031	A1/A+*/A@	2,110,000	2,179,799
KY State Property & Building #83	5.000	10/01/2017	Aa3/A+*/A+@	5,000,000	5,725,850
KY State Property & Building #91	5.750	04/01/2029	A1/A+*/A@	210,000	231,307
KY State Property & Building #90	5.500	11/01/2028	Aa3/A+*/A+@	24,805,000	27,610,446
KY State Property & Building #90	5.375	11/01/2023	Aa3/A+*/A+@	1,200,000	1,372,116
KY State Property & Building #89	5.000	11/01/2027	Aa3/AA-*/A+@	4,900,000	5,337,227
KY State Property & Building #89	5.000	11/01/2026	Aa3/AA-*/A+@	13,390,000	14,681,332
KY State Property & Building #89	5.000	11/01/2025	Aa3/AA-*/A+@	5,000,000	5,515,950
KY State Property & Building #76	5.500	08/01/2021	Aa3/A+*/A+@	1,400,000	1,676,444
KY State Property & Building #88	4.750	11/01/2027	Aa3/A+*/A+@	5,800,000	6,144,578
KY State Property & Building #88	5.000	11/01/2024	Aa3/A+*/A+@	1,355,000	1,481,828
KY State Property & Building #87	5.000	03/01/2027	Aa3/A+*/A+@	10,290,000	10,941,666
KY State Property & Building #87	5.000	03/01/2026	Aa3/A+*/A+@	8,230,000	8,798,364
KY State Property & Building #87	5.000	03/01/2025	Aa3/A+*/A+@	14,835,000	15,918,400
KY State Property & Building #87	5.000	03/01/2023	Aa3/A+*/A+@	5,175,000	5,598,005
KY State Property & Building #87	5.000	03/01/2022	Aa3/A+*/A+@	1,665,000	1,812,669
KY State Property & Building #87	5.000	03/01/2019	Aa3/A+*/A+@	3,000,000	3,347,760
KY State Property & Building #100	5.000	08/01/2031	Aa3/A+*/A+@	5,100,000	5,463,987
KY State Property & Building #100	5.000	08/01/2030	Aa3/A+*/A+@	7,980,000	8,578,101
KY State Property & Building #100	5.000	08/01/2029	Aa3/A+*/A+@	2,500,000	2,698,175
KY State Property & Building #100	5.000	08/01/2028	Aa3/A+*/A+@	4,000,000	4,366,480
KY State Property & Building #100	5.000	08/01/2027	Aa3/A+*/A+@	1,710,000	1,884,266
KY State Property & Building #100	5.000	08/01/2026	Aa3/A+*/A+@	2,000,000	2,221,660
KY State Property & Building #98	5.000	08/01/2021	Aa3/A+*/A+@	2,505,000	2,911,386
KY State Property & Building #96	5.000	11/01/2029	Aa3/A+*/A+@	5,000,000	5,414,150
KY State Property & Building #93	5.250	02/01/2029	Aa3/AA-*/A+@	22,640,000	24,173,181
KY State Property & Building #93	5.000	02/01/2029	Aa3/AA-*/A+@	500,000	531,245
KY State Property & Building #93	5.250	02/01/2028	Aa3/AA-*/A+@	10,500,000	11,397,750
KY State Property & Building #93	4.875	02/01/2028	Aa3/AA-*/A+@	500,000	527,605
Ky State Property & Building #93	5.250	02/01/2025	Aa3/AA-*/A+@	7,250,000	8,056,200
KY Bond Corporation Finance Program	5.500	02/01/2031	AA-*	1,115,000	1,209,095
KY Association of Counties	5.000	02/01/2035	AA-*	995,000	1,042,103
KY Association of Counties	5.000	02/01/2032	AA-*	1,000,000	1,042,360
KY Association of Counties	5.000	02/01/2030	AA-*	625,000	653,806
KY Asset Liability Commission	5.000	05/01/2025	Aa3/A+*/A+@	1,000,000	1,048,750
KY Asset Liability CommissionGeneral Fund	5.000	05/01/2024	Aa3/A+*/A+@	5,880,000	6,181,938
KY Asset Liability CommissionProject Notes	5.000	05/01/2023	Aa3/A+*/A+@	5,600,000	5,922,000
KY Asset Liability CommissionGeneral Fund	5.000	05/01/2020	Aa3/A+*/A+@	2,000,000	2,127,020

					240,506,188
PREREFUNDED BONDS
14.36% of Net Assets
Ballard County KY School District Finance Corporation	5.000	06/01/2020	Aa3	1,240,000	1,292,960
Barren County KY School District Finance Corporation	4.750	08/01/2022	Aa3	3,085,000	3,232,062
Boone County KY School District Finance Corporation	5.000	05/01/2023	Aa3	4,070,000	4,232,800
Boone County KY School District Finance Corporation	5.000	05/01/2024	Aa3	4,265,000	4,435,600
Bullitt County KY School District Finance Corporation	4.750	07/01/2022	Aa3	2,440,000	2,549,995
Bullitt County KY School District Finance Corporation	4.500	10/01/2024	Aa3	2,720,000	2,863,018
Davies County KY School District Finance Corporation	5.000	06/01/2021	Aa3	1,155,000	1,205,439
Eastern Kentucky University Consolidated Educational Building	5.000	05/01/2021	Baa1/A*	1,580,000	1,642,094
Fayette County KY School District Finance Corporation	5.000	04/01/2024	Aa2/AA-*	6,985,000	7,528,084

The accompanying footnotes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — KENTUCKY TAX-FREE INCOME SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

Kentucky Municipal Bonds — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value
Fayette County KY School District Finance Corporation	5.000%	04/01/2025	Aa2/AA-*	$7,340,000	$7,910,685
Jefferson County KY School District Finance Corporation	4.500	07/01/2023	Aa2/AA-*	2,500,000	2,766,525
Jefferson County KY School District Finance Corporation	4.625	07/01/2025	Aa2/AA-*	7,545,000	8,377,289
Jefferson County KY School District Finance Corporation	5.000	07/01/2026	Aa2/AA-*	5,025,000	5,635,136
Kenton County KY School District Finance Corporation	5.000	06/01/2021	Aa3	4,055,000	4,232,082
Kenton County KY School District Finance Corporation	5.000	06/01/2023	Aa3	4,465,000	4,659,987
Kenton County KY School District Finance Corporation	5.000	06/01/2024	Aa3	4,665,000	4,868,721
KY State Property & Building #81	5.000	11/01/2018	A1/A+*/A+@	1,720,000	1,748,242
KY State Property & Building #81	5.000	11/01/2020	A1/A+*/A+@	3,560,000	3,618,455
KY State Property & Building #85	5.000	08/01/2020	Aa3/AA-*	5,760,000	6,288,538
KY State Property & Building #85	5.000	08/01/2022	Aa3/AA-*	8,200,000	8,952,432
KY State Property & Building #85	5.000	08/01/2024	Aa3/AA-*	8,300,000	9,061,608
KY State Property & Building #85	5.000	08/01/2025	Aa3/AA-*	2,500,000	2,728,850
Knox County General Obligation	5.625	06/01/2036	NR	2,490,000	2,785,638
Letcher County KY School District Finance Corporation	5.000	06/01/2022	Aa3	1,755,000	1,830,132
Letcher County KY School District Finance Corporation	5.000	06/01/2024	Aa3	1,930,000	2,012,623
Louisville & Jefferson CountyMetropolitan Sewer	5.000	05/15/2026	Aa3/AA*/AA-@	14,000,000	14,964,460
Louisville & Jefferson CountyKY Metropolitan Sewer District	5.000	05/15/2015	Aa3/AA-*	1,880,000	2,034,442
Louisville & Jefferson CountyKY Metropolitan Sewer District	5.000	05/15/2015	Aa3/AA-*	1,970,000	2,131,836
Louisville & Jefferson CountyKY Metropolitan Sewer District	5.000	05/15/2015	Aa3/AA-*	2,065,000	2,234,640
Louisville & Jefferson CountyKY Metropolitan Sewer District	5.000	05/15/2015	Aa3/AA-*	2,165,000	2,342,855
Louisville & Jefferson CountyMetropolitan Health — St. Marys	6.125	02/01/2037	NR	1,300,000	1,571,583
Marshall County KY School District Finance Corporation	5.000	06/01/2022	Aa3	1,400,000	1,460,872
Shelby County KY School District Finance Corporation	5.000	05/01/2022	Aa3	1,815,000	1,888,072
Spencer County KY School District Finance Corporation	5.000	07/01/2023	Aa3	1,000,000	1,047,600

					136,135,355
MUNICIPAL UTILITY REVENUE BONDS
13.91% of Net Assets
Boone County KY Pollution Control Revenue — Dayton Power	4.700	01/01/2028	A3/BBB-*	6,195,000	6,233,905
Campbell and Kenton CountiesSanitary District No. 1	5.000	08/01/2025	Aa2/AA*	2,395,000	2,630,357
Campbell and Kenton Counties Sanitary Sewer	5.000	08/01/2026	Aa2/AA*	4,175,000	4,524,281
Campbell and Kenton Counties Sanitary Sewer	5.000	08/01/2027	Aa2/AA*	4,385,000	4,718,479
Campbell and Kenton Counties Sanitary District No. 1	5.000	08/01/2037	Aa2/AA*	11,220,000	11,856,062
KY Infrastructure Authority Wastewater and Drinking Water	5.000	02/01/2027	Aaa/AAA*/AAA@	2,500,000	2,811,275
KY Infrastructure Authority Wastewater and Drinking Water	5.000	02/01/2028	Aaa/AAA*/AAA@	2,000,000	2,229,980
KY Rural Water Financial Corporation Public Project Revenue	5.375	02/01/2020	A+*	395,000	395,636
Kentucky Rural Water FinancingCorporation	4.500	02/01/2023	A+*	1,085,000	1,190,343
Kentucky Rural Water FinancingCorporation	4.500	02/01/2024	A+*	880,000	960,142
KY Rural Water Finance Corporation	5.125	02/01/2035	A+*	525,000	551,765
Louisville & Jefferson CountyMetropolitan Sewer	5.000	05/15/2025	Aa3/AA*/AA-@	3,270,000	3,508,972
Louisville & Jefferson CountyMetropolitan Sewer	5.000	05/15/2026	Aa3/AA*/AA-@	3,230,000	3,466,985
Louisville & Jefferson CountyMetropolitan Sewer	5.000	05/15/2032	Aa3/AA*/AA-@	4,590,000	4,818,031
Louisville & Jefferson CountyMetropolitan Sewer	5.000	05/15/2036	Aa3/AA*/AA-@	2,000,000	2,074,780
Louisville & Jefferson CountyMetropolitan Sewer	5.000	05/15/2024	Aa3/AA*	7,000,000	7,746,200
Louisville & Jefferson CountyMetropolitan Sewer	5.000	05/15/2025	Aa3/AA*	5,185,000	5,741,765
Louisville & Jefferson CountyMetropolitan Sewer	5.000	05/15/2021	Aa3/AA*	2,865,000	3,312,341
Louisville & Jefferson CountyMetropolitan Sewer	5.000	05/15/2023	Aa3/AA*	2,500,000	2,849,025
Louisville & Jefferson CountyMetropolitan Sewer	5.000	05/15/2034	Aa3/AA*/AA-@	23,380,000	25,064,295
Louisville & Jefferson CountyKY Metropolitan Sewer District	5.000	05/15/2022	Aa3	975,000	1,032,788
Louisville & Jefferson CountyKY Metropolitan Sewer District	5.000	05/15/2023	Aa3	1,020,000	1,079,089
Louisville & Jefferson CountyKY Metropolitan Sewer District	5.000	05/15/2024	Aa3	1,070,000	1,129,952
Louisville & Jefferson CountyKY Metropolitan Sewer District	5.000	05/01/2025	Aa3	1,120,000	1,176,582
Louisville & Jefferson CountyWaterworks	5.000	11/15/2027	Aaa/AAA*	2,000,000	2,183,480
Louisville & Jefferson CountyWaterworks	5.000	11/15/2031	Aaa/AAA*	10,695,000	11,534,664
Northern KY Water District	4.125	02/01/2021	Aa3	1,380,000	1,382,346
Northern KY Water District	4.500	02/01/2022	Aa3	1,385,000	1,422,797
Northern KY Water District	6.000	02/01/2028	Aa3	1,010,000	1,143,896
Northern KY Water District	6.000	02/01/2031	Aa3	1,000,000	1,118,110

The accompanying footnotes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — KENTUCKY TAX-FREE INCOME SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

Kentucky Municipal Bonds — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value
Northern KY Water District	6.500%	02/01/2033	Aa3	$1,585,000	$1,775,897
Northern KY Water District	5.000	02/01/2033	Aa3	3,580,000	3,821,936
Northern KY Water District	5.000	02/01/2026	Aa3	1,000,000	1,108,100
Northern Ky Water District	5.000	02/01/2027	Aa3	4,315,000	4,731,139
Owensboro Water Revenue	5.000	09/15/2025	A1	545,000	596,399

					131,921,794
TURNPIKES/TOLLROAD/HIGHWAY BONDS
11.73% of Net Assets
KY Asset Liability CommissionFederal Highway	5.250	09/01/2019	Aa3/AA*/A+@	1,765,000	2,089,848
KY Asset Liability Project	5.000	09/01/2021	Aa3/AA*/A+@	1,570,000	1,825,172
Kentucky Asset Liability Highway Trust	5.000	09/01/2022	Aa3/AA*/A+@	3,500,000	4,011,945
KY State Turnpike Economic Development Road Revenue	5.000	07/01/2022	Aa2/AA+*/A+@	1,625,000	1,739,774
KY State Turnpike Economic Development Road Revenue	5.000	07/01/2023	Aa2/AA+*/A+@	4,325,000	4,606,514
KY State Turnpike Economic Development Road Revenue	5.000	07/01/2024	Aa2/AA+*/A+@	3,770,000	4,006,153
KY State Turnpike Economic Development Road Revenue	5.000	07/01/2025	Aa2/AA+*/A+@	2,000,000	2,122,420
KY State Turnpike Economic Development Road Revenue	5.000	07/01/2026	Aa2/AA+*/A+@	4,720,000	5,095,523
KY State Turnpike Economic Development Road Revenue	5.000	07/01/2020	Aa2/AA+*/A+@	1,000,000	1,148,980
KY State Turnpike Economic Development Road Revenue	5.000	07/01/2025	Aa2/AA+*/A+@	3,225,000	3,605,550
KY State Turnpike Economic Development Road Revenue	5.000	07/01/2027	Aa2/AA+*/A+@	9,530,000	10,461,367
KY State Turnpike Economic Development Road Revenue	5.000	07/01/2028	Aa2/AA+*/A+@	2,460,000	2,689,592
KY State Turnpike Economic Development Road Revenue	5.000	07/01/2026	Aa2/AA+*/A+@	4,440,000	4,953,308
KY State Turnpike Economic Development Road Revenue	5.000	07/01/2027	Aa2/AA+*/A+@	3,080,000	3,421,726
KY State Turnpike Economic Development Road Revenue	5.000	07/01/2029	Aa2/AA+*/A+@	10,035,000	10,997,959
KY State Turnpike Economic Development Road Revenue	5.000	07/01/2025	Aa2/AA+*/A+@	3,775,000	4,271,601
KY State Turnpike Economic Development Road Revenue	5.000	07/01/2029	Aa2/AA+*/A+@	5,165,000	5,667,968
KY State Turnpike Economic Development Road Revenue	5.000	07/01/2030	Aa2/AA+*/A+@	1,845,000	2,007,249
Kentucky State Turnpike Economic Development	5.000	07/01/2024	Aa2/AA+*/A+@	1,500,000	1,740,405
KY State Turnpike Economic Development Road Revenue	5.000	07/01/2028	Aa2/AA+*/A+@	4,930,000	5,489,062
KY State Turnpike Economic Developement Road Revenue	5.000	07/01/2030	Aa2/AA+*/A+@	1,465,000	1,602,725
KY State Turnpike Economic Development Road Revenue	5.000	07/01/2031	Aa2/AA+*/A+@	9,350,000	10,184,207
KY State Turnpike Economic Development Road Revenue	5.000	07/01/2029	Aa2/AA+*/A+@	7,235,000	7,973,259
Ky State Turnpike Economic Development Road Revenue	5.000	07/01/2032	Aa2/AA+*/A+@	8,755,000	9,515,284

					111,227,591
REFUNDED BONDS
9.62% of Net Assets
KY State Property & Building #80	5.250	05/01/2018	Aa3/A+*/A+@	2,940,000	3,418,603
KY State Property & Building #80	5.250	05/01/2020	Aa3/A+*/A+@	1,000,000	1,182,950
KY State Property & Building #83	5.000	10/01/2018	Aa3/A+*/A+@	17,750,000	20,596,745
KY State Property & Building #83	5.250	10/01/2020	Aa3/A+*/A+@	24,220,000	28,738,968
KY State Property & Building #84	5.000	08/01/2019	Aa3/A+*/A+@	10,000,000	11,643,700
KY State Property & Building #84	5.000	08/01/2021	Aa3/A+*/A+@	310,000	360,040
KY State Property & Building #84	5.000	08/01/2022	Aa3/A+*/A+@	18,000,000	20,907,720
KY State Property & Building #104	5.000	11/01/2021	A1/A+*/A@	2,085,000	2,437,574
KY State Property & Building #104	5.000	11/01/2022	A1/A+*/A@	1,290,000	1,499,922
KY State Property & Building #102	5.000	05/01/2024	Aa3/A+*/A+@	405,000	461,344

					91,247,566
UNIVERSITY CONSOLIDATED EDUCATION AND BUILDING REVENUE BONDS
5.44% of Net Assets
Boyle County KY College Improvement — Centre College — A	4.750	06/01/2032	A3/AA-*	5,330,000	5,452,324
KY Asset Liability CommissionUniversity of KY Project Note	5.000	10/01/2023	Aa2/AA-*	8,075,000	8,623,696
KY Asset Liability CommissionUniversity of KY Project Note	5.000	10/01/2024	Aa2/AA-*	7,405,000	7,901,357
KY Asset Liability CommissionUniversity of KY Project Note	5.000	10/01/2025	Aa2/AA-*	3,700,000	3,943,793
Ky Asset Liability CommissionUniversity of KY Project Note	5.000	10/01/2024	Aa2/AA-*	5,445,000	6,061,320
KY Asset Liability CommissionUniversity of KY Project Note	5.000	10/01/2026	Aa2/AA-*	6,090,000	6,719,280
Louisville & Jefferson CountyUniversity of Louisville Housing	5.000	06/01/2025	NR	2,030,000	2,096,097
Louisville & Jefferson CountyUniveristy of Louisville	4.750	03/01/2028	Aa2/AA-*	3,250,000	3,480,100
University of Louisville General Receipts	5.000	09/01/2029	Aa2/AA-*	2,280,000	2,480,617
University of Louisville	5.000	09/01/2030	Aa2/AA-*	440,000	474,219

The accompanying footnotes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — KENTUCKY TAX-FREE INCOME SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

Kentucky Municipal Bonds — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value
University of Louisville	5.000%	09/01/2031	Aa2/AA-*	$2,580,000	$2,765,683
Western KY University	5.000	05/01/2032	Aa3/A+*	1,500,000	1,630,500

					51,628,986
HOSPITAL AND HEALTHCARE
5.02% of Net Assets
KY Development Finance Authority — Kings Daughters	5.000	02/01/2030	A1/A*/A+@	4,000,000	4,110,520
KY Development Finance Authority — Baptist Heathcare	5.375	08/15/2024	A1/AA-@	1,205,000	1,340,707
KY Development Finance Authority — Baptist Healthcare	5.625	08/15/2027	A1/AA-@	4,855,000	5,337,830
KY Development Finance Authority — St. Elizabeth	5.125	05/01/2029	AA*/AA-@	2,750,000	2,897,895
KY Development Finance Authority — St. Elizabeth	5.375	05/01/2034	AA*/AA-@	2,560,000	2,754,048
KY Development Finance Authority — Catholic Health	5.000	05/01/2029	Aa3/AA-*/AA-@	2,500,000	2,541,350
KY Development Finance Authority — Catholic Health	5.000	05/01/2029	Aa3/AA-*/AA-@	2,410,000	2,511,365
Lexington-Fayette Urban County Government Public Facilities	5.000	06/01/2033	Aa3/A+*/A+@	5,000,000	5,198,750
Louisville and Jefferson Metropolitan Government Health	5.000	10/01/2026	A-*/A-@	540,000	556,146
Louisville & Jefferson CountyMetropolitan Health — Norton Health	5.000	10/01/2030	A-*/A-@	2,000,000	2,043,240
Louisville & Jefferson CountyMetropolitan Health — Norton Health	5.250	10/01/2036	A-*/A-@	3,460,000	3,559,752
Louisville and Jefferson County Catholic Health Initiatives	5.000	12/01/2030	Aa3/AA-*/AA-@	1,000,000	1,060,530
Louisville & Jefferson CountyCatholic Health Initiatives	5.000	12/01/2035	Aa3/AA-*/AA-@	5,685,000	5,870,729
Louisville and Jefferson County Catholic Health Initiatives	5.000	12/01/2031	Aa3/AA-*/AA-@	2,750,000	2,899,683
Pike County KY Mortgage Revenue-Phelps Regional Health	5.650	09/20/2027	NR	2,370,000	2,374,859
Warren County Hospital	5.000	04/01/2028	A*	2,475,000	2,581,648

					47,639,052
SCHOOL IMPROVEMENT BONDS
3.87% of Net Assets
Campbell County KY School District Finance Corporation	4.500	08/01/2023	Aa3	980,000	1,028,990
Fayette County School District Finance Corporation	5.000	06/01/2031	Aa3/AA-*	3,705,000	3,980,430
Fayette County School DistrictFinance Corporation**	5.000	10/01/2033	Aa3/AA-*	4,385,000	4,637,181
Franklin County School Building Revenue	4.750	05/01/2027	Aa3	3,570,000	3,796,302
Hardin County School DistrictFinance Corporation	4.750	06/01/2027	Aa3	1,250,000	1,295,663
Hardin County School DistrictFinance Corporation	5.000	05/01/2030	Aa3	450,000	473,819
Hardin County School DistrictFinance Corporation	5.000	05/01/2031	Aa3	470,000	493,594
Jefferson County KY School District Finance Corporation	4.750	12/01/2026	Aa2/AA-*	3,770,000	4,017,312
Jefferson County School District Finance Corporation	4.750	06/01/2027	Aa2/AA-*	3,000,000	3,204,450
Kenton County School DistrictFinance Corporation	5.000	02/01/2029	Aa3	3,270,000	3,452,401
Laurel County KY School District Finance Corporation	4.625	08/01/2026	Aa3	3,150,000	3,318,084
Laurel County KY School District Finance Corporation	4.750	06/01/2026	Aa3	1,000,000	1,048,060
Scott County School District Finance Corporation	4.500	01/01/2025	Aa3	4,890,000	5,448,096
Shelby County KY School District Finance Corporation	5.000	02/01/2028	Aa3	500,000	526,350

					36,720,732
ESCROWED TO MATURITY BONDS
3.45% of Net Assets
Jefferson County KY Health Facilities — Alliant Health	5.125	10/01/2017	A*	3,980,000	4,190,224
Jefferson County KY Health Facilities — Alliant Health	5.125	10/01/2018	A*	26,740,000	28,521,419

					32,711,643
STATE AND LOCAL MORTGAGE/HOUSING BONDS
3.43% of Net Assets
Greater KY Housing AssistanceCorporation — Chenowith Woods	6.100	01/01/2024	Baa1/A*	400,000	400,432
KY Economic Development Finance Authority — Christian Care	5.375	11/20/2035	AA+*	1,905,000	1,972,894
KY Housing Corporation Country Place Apartments	4.750	04/20/2031	AA+*	935,000	955,682
KY Housing Corporation	4.750	07/01/2032	Aaa/AAA*	1,265,000	1,279,649
KY Housing Corporation	4.400	01/01/2017	Aaa/AAA*	1,000,000	1,000,690
KY Housing Corporation	4.850	01/01/2024	Aaa/AAA*	7,380,000	7,385,535
KY Housing Corporation	4.950	01/01/2033	Aaa/AAA*	620,000	620,856
KY Housing Corporation	4.900	07/01/2028	Aaa/AAA*	2,000,000	2,040,800
KY Housing Corporation	5.000	07/01/2033	Aaa/AAA*	2,405,000	2,464,596
KY Housing Corporation	4.875	07/01/2023	Aaa/AAA*	1,535,000	1,583,506
KY Housing Corporation	5.375	07/01/2033	Aaa/AAA*	2,255,000	2,321,725

The accompanying footnotes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — KENTUCKY TAX-FREE INCOME SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

Kentucky Municipal Bonds — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value
KY Housing Corporation	4.850%	07/01/2029	Aaa/AAA*	$3,200,000	$3,296,576
KY Housing Corporation	5.150	07/01/2039	Aaa/AAA*	2,455,000	2,550,279
KY Housing Corporation	4.625	07/01/2033	Aaa/AAA*	415,000	424,001
KY Housing Corporation	4.750	07/01/2035	Aaa/AAA*	4,140,000	4,204,832

					32,502,053
PUBLIC FACILITIES REVENUE BONDS
3.04% of Net Assets
Bracken County Public Property	5.000	08/01/2029	Aa3	840,000	901,152
Franklin County Public Properties Justice Center	5.000	04/01/2029	Aa3	2,630,000	2,814,652
Louisville & Jefferson CountyInternational Convention Center	4.500	12/01/2023	A2/AA-*	2,340,000	2,414,974
Louisville & Jefferson CountyInternational Convention Center	4.500	12/01/2024	A2/AA-*	2,250,000	2,299,298
Louisville & Jefferson CountyInternational Convention Center	4.600	12/01/2025	A2/AA-*	1,490,000	1,530,886
Louisville & Jefferson CountyMetropolitan Parking Authority	5.000	12/01/2022	Aa2/AA*	625,000	708,469
Louisville & Jefferson CountyMetropolitan Parking	5.750	12/01/2034	Aa2/AA*	2,750,000	3,125,210
Muhlenberg County KY Refunding& Improvement	4.500	04/01/2028	A1	730,000	758,543
River City Inc. Parking Authority	4.750	06/01/2029	Aa2e/AA*	1,160,000	1,236,537
River City Inc. Parking Authority	4.750	06/01/2031	Aa2e/AA*	1,270,000	1,337,780
River City, Inc. Parking Authority**	4.750	06/01/2027	Aa2e/AA*	750,000	814,898
River City, Inc. Parking Authority**	4.750	06/01/2028	Aa2e/AA*	940,000	1,012,427
River City, Inc. Parking Authority**	4.750	06/01/2029	Aa2e/AA*	980,000	1,044,660
River City, Inc. Parking Authority**	4.750	06/01/2030	Aa2e/AA*	1,025,000	1,086,572
Taylor County Detention Facility	4.750	09/01/2027	Aa3	2,110,000	2,181,445
Warren County Downtown Economic Development Authority	5.000	06/01/2038	AA-*	2,345,000	2,492,289
Wolfe County Public Property	5.000	04/01/2030	Aa3	2,855,000	3,089,167

					28,848,959
AIRPORT BONDS
.42% of Net Assets
Lexington Fayette Urban CountyAirport Board	5.000	07/01/2030	Aa2/AA*	600,000	649,728
Lexington Fayette Urban CountyAirport Board	5.000	07/01/2032	Aa2/AA*	1,430,000	1,532,803
Lexington Fayette Urban CountyAirport Board	5.000	07/01/2033	Aa2/AA*	520,000	554,549
Lexington Fayette Urban CountyAirport Board	5.000	07/01/2038	Aa2/AA*	1,150,000	1,214,872

					3,951,952

Total Investments 99.65% of Net Assets (cost $906,795,270)(See (a) below for further explanation)					$945,041,871

Other assets in excess of liabilities .35%					3,234,505

Net Assets 100%					$948,276,376

*	Standard and Poor’s Corporation
**	When-Issued security or extended settlement — see footnote 1(D)
@	Fitch’s Investors Service
(All other ratings by Moody’s Investors Service, Inc.)
NR	Not Rated
#	Bond ratings are unaudited and not covered by Report of Independent Registered Public Accounting Firm.

(a)	Cost for federal income tax purposes is $906,765,976 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$45,075,119
Unrealized depreciation	(6,799,224)

Net unrealized appreciation	$38,275,895

The accompanying footnotes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — KENTUCKY TAX-FREE INCOME SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

Kentucky Municipal Bonds — 100% of Net Assets

June 30, 2013

Other Information

The following is a summary of the inputs used, as of June 30, 2013 involving the Fund’s investments in securities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs	Municipal Bonds
Level 1	Quoted Prices	$—
Level 2	Other Significant Observable Inputs	945,041,871
Level 3	Significant Unobservable Inputs	—

$945,041,871

The accompanying footnotes are an integral part of the financial statements.

KENTUCKY TAX-FREE INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013

ASSETS:
Investments in securities, at fair value (Cost: $906,795,270)		$945,041,871
Cash		4,844,736
Receivable for fund shares sold		83,085
Interest receivable		12,739,662

Total assets		962,709,354
LIABILITIES:
Payable for:
Investments purchased	8,870,136
Distributions to shareholders	3,713,889
Fund shares redeemed	1,057,240
Investment advisory fee	299,503
Transfer agent fee	97,644
Trustees fees	48,687
Accrued expenses	345,879

Total liabilities		14,432,978

NET ASSETS:
Capital		909,685,288
Accumulated net investment income		29,294
Net accumulated realized gain on investment transactions		315,193
Net unrealized appreciation in value of investments		38,246,601

Net assets at value		$948,276,376

NET ASSET VALUE, offering price and redemption price per share ($948,276,376 -:-122,454,795 shares outstanding; unlimited number of shares authorized; no par value)		$7.74

STATEMENT OF OPERATIONS

For the year ended June 30, 2013

Net investment income:
Interest income	$39,112,411

Expenses:
Investment advisory fee	3,748,731
Transfer agent fee	1,231,263
Custodian expense	113,689
Professional fees	204,525
Trustees fees	130,669
Other expenses	236,041

Total expenses	5,664,918
Custodian expense reduction	(6,191)

Net expenses	5,658,727

Net investment income	33,453,684

Realized and unrealized gain/(loss) on investments:
Net realized gain	382,491
Net change in unrealized appreciation/depreciation	(31,045,800)

Net realized and unrealized loss on investments	(30,663,309)

Net increase in net assets resulting from operations	$2,790,375

The accompanying notes are an integral part of the financial statements.

KENTUCKY TAX-FREE INCOME SERIES

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended June 30, 2013 and 2012

	2013	2012
Operations:
Net investment income	$33,453,684	$34,152,687
Net realized gain on investments	382,491	714,806
Net change in unrealized appreciation/depreciation	(31,045,800)	45,703,274

Net increase in net assets resulting from operations	2,790,375	80,570,767
Distributions from net investment income	(33,471,869)	(34,105,208)
Distributions from capital gains	(146,341)	(3,744,261)
Net fund share transactions (Note 4)	(10,299,757)	50,057,645

Total increase	(41,127,592)	92,778,943
Net assets:
Beginning of year	989,403,968	896,625,025

End of year	$948,276,376	$989,403,968

Accumulated net investment income	$29,294	$47,479

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding:	For the years ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$7.99	$7.63	$7.67	$7.49	$7.39

Income from investment operations:
Net investment income	0.27	0.28	0.29	0.29	0.29
Net gains/(losses) on securities, both realized and unrealized	(0.25)	0.39	(0.02)	0.20	0.11

Total from investment operations	0.02	0.67	0.27	0.49	0.40
Less distributions:
Distributions from net investment income	(0.27)	(0.28)	(0.29)	(0.29)	(0.29)
Distributions from capital gains	0.00 (b)	(0.03)	(0.02)	(0.02)	(0.01	)(b)

Total distributions	(0.27)	(0.31)	(0.31)	(0.31)	(0.30)

Net asset value, end of year	$7.74	$7.99	$7.63	$7.67	$7.49

Total return	0.17%	8.97%	3.57%	6.58%	5.65%
Net assets, end of year (in thousands)	$948,276	$989,404	$896,625	$882,897	$788,923
Ratio of net expenses to average net assets (a)	0.57%	0.57%	0.58%	0.58%	0.58%
Ratio of net investment income to average net assets	3.35%	3.60%	3.78%	3.81%	3.99%
Portfolio turnover	7.02%	8.39%	11.42%	4.76%	6.09%

(a)	Percentages are after custodian reduction for which no recovery will be sought. Percentages before custodian reduction were: 57% for 2013; .57% for 2012; .58% for 2011; ..58% for 2010; and .58% for 2009.
(b)	Rounds to less than $0.01.

The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — KENTUCKY TAX-FREE SHORT-TO-MEDIUM SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

Kentucky Municipal Bonds — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value
MISCELLANEOUS PUBLIC IMPROVEMENT BONDS
28.92% of Net Assets
KY State Property & Building #94	5.000%	05/01/2017	Aa2/A+*/A+@	$500,000	$563,685
KY State Property & Building #95	5.000	08/01/2017	Aa3/A+*/A+@	200,000	228,190
KY State Property & Building #100	5.000	08/01/2019	Aa3/A+*/A+@	1,600,000	1,862,000
KY State Property & Building #100	5.000	08/01/2017	Aa3/A+*/A+@	500,000	570,475
KY State Property & Building #87	5.000	03/01/2017	Aa3/A+*/A+@	850,000	959,548
KY State Property & Building #87	5.000	03/01/2018	Aa3/A+*/A+@	100,000	112,620
KY State Property & Building #87	5.000	03/01/2020	Aa3/A+*/A+@	4,500,000	4,957,425
KY State Property & Building #88	5.000	11/01/2014	Aa3/A+*/A+@	1,000,000	1,061,751
KY State Property & Building #88	5.000	11/01/2015	Aa3/A+*/A+@	955,000	1,046,451
KY State Property & Building #89	5.000	11/01/2014	Aa3/AA-*/A+@	2,000,000	2,123,520
KY State Property & Building #89	5.000	11/01/2015	Aa3/AA-*/A+@	2,230,000	2,447,380
KY State Property & Building #89	3.750	11/01/2017	Aa3/AA-*/A+@	100,000	109,069
KY State Property & Building #76	5.500	08/01/2017	Aa3/A+*/A+@	190,000	220,543
KY State Property & Building #76	5.500	08/01/2018	Aa3/A+*/A+@	1,415,000	1,671,639
KY State Property & Building #89	5.000	11/01/2020	Aa3/AA-*/A+@	200,000	228,722
KY State Property & Building #90	5.000	11/01/2015	Aa3/A+*/A+@	250,000	273,818
KY State Property & Building #90	5.000	11/01/2018	Aa3/A+*/A+@	250,000	290,563
KY State Property & Building #90	5.750	11/01/2019	Aa3/A+*/A+@	200,000	238,370
KY State Property & Building #90	5.000	11/01/2020	Aa3/A+*/A+@	495,000	565,013
KY State Property & Building #83	5.000	10/01/2017	Aa3/A+*/A+@	100,000	114,517
KY State Property & Building #93	5.250	02/01/2018	Aa3/A+*/A+@	510,000	588,662
KY State Property & Building #93	5.250	02/01/2021	Aa3/AA-*/A+@	200,000	229,318
KY State Property & Building #85	5.000	08/01/2016	Aa3/AA-*/A+@	835,000	902,510
KY State Property & Building #106	5.000	10/01/2021	Aa3/A+*/A+@	750,000	866,685
KY State Property & Building #99	5.000	11/01/2021	Aa3/A+*/A+@	1,000,000	1,160,160
KY Asset Liability Commission	5.000	05/01/2016	Aa3/A+*/A+@	1,000,000	1,074,520
KY Association of Counties	4.250	02/01/2017	AA-*	500,000	536,280
KY Association of Counties	4.000	02/01/2018	AA-*	115,000	126,367
KY Association of Counties	4.250	02/01/2019	AA-*	255,000	284,348
KY Infrastructure Authority	5.250	08/01/2013	AA*	435,000	436,814

					25,850,963
TURNPIKES/TOLLROAD/HIGHWAY BONDS
15.38% of Net Assets
KY Asset Liability Project Notes	5.000	09/01/2016	Aa3/AA*/A+@	2,000,000	2,133,920
KY Asset Liability Project Notes	5.000	09/01/2015	Aa3/AA*/A+@	275,000	300,102
KY Asset Liability Project Notes	4.500	09/01/2016	Aa3/AA*/A+@	175,000	193,571
KY Asset Liability Project Notes	5.000	09/01/2017	Aa3/AA*/A+@	1,500,000	1,716,255
KY Asset Liability Projects — Federal Highway	4.200	09/01/2018	Aa3/AA*/A+@	1,500,000	1,638,435
KY Asset Liability Project Notes	4.300	09/01/2019	Aa3/AA*/A+@	1,400,000	1,527,736
KY Turnpike Authority Economic Development	5.000	07/01/2019	Aa2/AA+*/A+@	2,250,000	2,419,155
KY Turnpike Authority Economic Development	5.000	07/01/2017	Aa2/AA+*/A+@	2,570,000	2,865,781
KY Turnpike Authority Economic Development Road Revenue	4.125	07/01/2019	Aa2/AA+*/A+@	105,000	115,688
KY Turnpike Economic Development	5.000	07/01/2016	Aa2/AA+*/A+@	750,000	836,790

					13,747,433
SCHOOL IMPROVEMENT BONDS
14.29% of Net Assets
KY Interlocal School Transportation Assistance Equipment	3.750	03/01/2015	Aa3	770,000	770,670
Boone County School District Finance Corporation	4.000	08/01/2018	Aa3	145,000	151,885
Breathitt County School District Finance Corporation	3.875	07/01/2017	Aa3	280,000	292,995
Bullitt County KY School District Finance Corporation	4.000	10/01/2014	Aa3	150,000	156,189
Campbell County School District Finance Corporation	4.375	08/01/2019	Aa3	875,000	947,949
Corbin KY Independent School District	4.000	02/01/2018	Aa3	300,000	322,419
Daviess Co School District Finance Corporation	4.250	08/01/2019	Aa3	100,000	108,345
Fayette County KY School District Finance Corporation	4.000	06/01/2019	Aa3/AA-*	140,000	147,309
Fayette County School District Finance Corporation	4.375	05/01/2021	Aa3/AA-*	200,000	215,170
Gallatin County School District Finance Corporation	4.000	05/01/2016	Aa3	175,000	188,953

The accompanying footnotes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — KENTUCKY TAX-FREE SHORT-TO-MEDIUM SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

Kentucky Municipal Bonds — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value
Grant County School District Finance Corporation	3.750%	06/01/2017	Aa3	$190,000	$203,982
Hardin County School District Finance Corporation	4.000	02/01/2019	Aa3	1,475,000	1,523,793
Hazard KY Independent School District Finance Corporation	3.850	09/01/2017	Aa3	200,000	209,622
Jefferson County School District Finance Corporation	5.250	01/01/2017	Aa2/AA-*	200,000	225,904
Jessamine County KY School District	4.100	01/01/2018	Aa3	100,000	103,544
Johnson County School District Finance Corporation	3.000	12/01/2019	Aa3	180,000	189,355
Laurel County School District Finance Corporation	4.500	06/01/2020	Aa3	350,000	383,702
Madison County KY School District Finance Corporation	3.600	02/01/2017	Aa3	300,000	310,254
Oldham County School Building Corporation	4.375	06/01/2018	Aa3	2,570,000	2,820,704
Pendleton County School District Finance Corporation	4.000	02/01/2020	Aa3	450,000	477,981
Warren County KY School District Finance Corporation	4.000	02/01/2015	Aa3	785,000	820,945
Warren County KY School District Finance Corporation	4.000	02/01/2016	Aa3	1,330,000	1,416,995
Warren Co School District Finance Corporation	4.000	04/01/2018	Aa3	725,000	787,053

					12,775,718
REFUNDING BONDS
10.87% of Net Assets
KY State Property & Building #82	5.250	10/01/2015	Aa3/AA-*/A+@	2,525,000	2,776,541
KY State Property & Building #82	5.250	10/01/2017	Aa3/AA-*/A+@	1,260,000	1,449,680
KY State Property & Building #83	5.000	10/01/2016	Aa3/A+*/A+@	775,000	869,876
KY State Property & Building #83	5.000	10/01/2019	Aa3/A+*/A+@	1,750,000	2,041,655
KY State Property & Building #84	5.000	08/01/2019	Aa3/A+*/A+@	1,000,000	1,164,370
KY State Property & Building #101	5.000	10/01/2019	Aa3/A+*/A+@	1,050,000	1,222,977
Lexington Fayette Urban County Government Public Property	4.000	05/01/2017	Aa2/AA*	180,000	195,655

					9,720,754
UNIVERSITY CONSOLIDATED EDUCATION AND BUILDING REVENUE BONDS
9.85% of Net Assets
Boyle County Centre College	5.000	06/01/2018	A3/AA-*	200,000	224,630
Boyle County College — Center College	5.000	06/01/2020	A3/AA-*	150,000	166,664
KY Asset Liability University of Kentucky Project Notes	5.000	10/01/2016	Aa2/AA-*	1,250,000	1,364,888
KY Asset Liability Project Notes	4.400	10/01/2019	Aa2/AA-*	1,750,000	1,869,105
Ky Asset Liability University of Kentucky Project Notes	4.450	10/01/2020	Aa2/AA-*	500,000	531,700
KY Asset Liability Commission University of KY Project	5.000	10/01/2019	Aa2/AA-*	320,000	364,323
KY Asset Liability — University of Kentucky	4.000	10/01/2019	Aa2/AA-*	100,000	107,357
Louisville & Jefferson County University of Louisville	4.000	03/01/2020	Aa2/AA-*	300,000	324,135
Northern Ky University General Receipts	4.000	09/01/2018	Aa3/A+*	150,000	165,141
Western KY University	4.000	09/01/2020	Aa3/A+*	290,000	307,966
Western KY University	3.000	09/01/2014	Aa3/AA-*	1,000,000	1,025,080
Western Ky University	4.000	09/01/2017	Aa3/AA-*	2,145,000	2,352,078

					8,803,067
MUNICIPAL UTILITY REVENUE BONDS
7.49% of Net Assets
Bourbon County Public Project	3.800	02/01/2019	A2	260,000	274,932
KY State Rural Water Corporation	3.000	02/01/2018	A+*	530,000	553,612
KY Rural Water Finance Corporation	3.000	08/01/2019	A+*	545,000	562,173
Kentucky Rural Water Finance Corporation	3.000	02/01/2018	A+*	300,000	311,889
Kentucky Rural Water Finance Corporation	3.000	02/01/2019	A+*	250,000	259,130
KY Rural Water Finance Corporation	3.625	02/01/2016	Baa1/A+*	60,000	60,683
KY Rural Water Finance Corporation	4.000	02/01/2014	Baa1/A+*	130,000	131,604
KY State Rural Water Finance Corporation	4.500	08/01/2021	Baa1/A+*	100,000	108,746
Lawrenceburg Water and Sewer	3.000	10/01/2018	A1	375,000	393,049
Louisville & Jefferson County Municipal Sewer	5.000	05/15/2018	Aa3/AA*/AA-@	1,220,000	1,347,929
Louisville & Jefferson County Municipal Sewer	5.000	05/15/2016	Aa3/AA*	100,000	111,875
Louisville & Jefferson County Metropolitan Sewer	5.000	05/15/2015	Aa3/AA*	500,000	541,075
Louisville & Jefferson County Metropolitan Sewer	5.000	05/15/2015	Aa3/AA*	1,000,000	1,082,350
Louisville & Jefferson County Metropolitan Sanitary Sewer	5.000	05/15/2016	Aa3/AA*	175,000	188,347
Paducah Electric Plant	3.000	10/01/2014	A3/A-@	750,000	771,090

					6,698,484

The accompanying footnotes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — KENTUCKY TAX-FREE SHORT-TO-MEDIUM SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

Kentucky Municipal Bonds — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value
HOSPITAL AND HEALTHCARE
3.61% of Net Assets
KY State Asset/Liability Commission General Receipts	4.000%	10/01/2018	Aa2/AA-*	$105,000	$114,022
Ky Asset Liability Commission Revenue University of Kentucky	4.125	10/01/2019	Aa2/AA-*	150,000	165,138
KY State Asset/Liability Commission University of Kentucky	5.000	10/01/2020	Aa2/AA-*	150,000	169,917
KY Development Finance Authority — Kings Daughters	5.000	02/01/2016	A1/A*/A+@	1,000,000	1,085,170
KY Economic Development — Baptist Healthcare System	4.750	08/15/2019	A1/AA-@	110,000	121,845
KY Development Finance Authority — St. Elizabeth	5.000	05/01/2015	AA*/AA-@	400,000	429,960
KY Economic Development Finance Authority — Catholic Health	4.000	05/01/2015	Aa3/AA-*/AA-@	250,000	256,503
KY Economic Development Finance Authority — Norton Health	6.000	10/01/2018	Baa1/A*	560,000	570,422
Warren County Hospital	4.000	04/01/2020	A*	300,000	317,463

					3,230,440
PUBLIC FACILITIES REVENUE BONDS
3.61% of Net Assets
Lexington Fayette Urban County Government	5.000	06/01/2021	Aa3/A+*/A+@	500,000	581,545
Adair County Public Properties	4.000	12/01/2022	Aa3	170,000	178,794
Lexington-Fayette Urban County Government Public Facilities	4.000	10/01/2018	Aa3	1,540,000	1,641,178
Pulaski County KY Public Property	3.750	12/01/2014	Aa3	480,000	502,546
Todd County Public Properties — Courthouse Facilities	3.250	06/01/2019	Aa3	100,000	105,916
Whitley County Public Properties — Justice Center	3.375	09/01/2019	Aa3	200,000	213,018

					3,222,997
STATE AND LOCAL MORTGAGE/HOUSING BONDS
2.57% of Net Assets
KY Housing Corporation	4.850	01/01/2024	Aaa/AAA*	750,000	750,563
KY Housing Corporation	4.875	07/01/2023	Aaa/AAA*	1,500,000	1,547,400

					2,297,963
PREREFUNDED BONDS
1.72% of Net Assets
Christian County School District Finance Corporation	4.000	08/01/2019	Aa3	720,000	770,184
Clay County School District Finance Corporation	3.750	06/01/2017	Aa3	210,000	222,558
Jefferson County School District School Building Revenue	4.250	07/01/2017	Aa2/AA-*	175,000	192,362
Louisville & Jefferson County Metropolitan Sanitary Sewer	5.000	05/15/2015	Aa3/AA-*	325,000	352,209

					1,537,313

Total Investments 98.31% of Net Assets (cost $84,827,661)(See (a) below for further explanation)					$87,885,132

Other assets in excess of liabilities 1.69%					1,517,373

Net Assets 100%					$89,402,505

*	Standard and Poor’s Corporation
@	Fitch’s Investors Service
(All other ratings by Moody’s Investors Service, Inc.)
NR	Not Rated
#	Bond ratings are unaudited and not covered by Report of Independent Registered Public Accounting Firm.

(a)	Cost for federal income tax purposes is $84,827,661 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$3,332,846
Unrealized depreciation	(275,375)

Net unrealized appreciation	$3,057,471

The accompanying footnotes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — KENTUCKY TAX-FREE SHORT-TO-MEDIUM SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

Kentucky Municipal Bonds — 100% of Net Assets

June 30, 2013

Other Information

The following is a summary of the inputs used, as of June 30, 2013 involving the Fund’s investments in securities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs	Municipal Bonds
Level 1	Quoted Prices	$—
Level 2	Other Significant Observable Inputs	87,885,132
Level 3	Significant Unobservable Inputs	—

$87,885,132

The accompanying footnotes are an integral part of the financial statements.

KENTUCKY TAX-FREE SHORT-TO-MEDIUM SERIES

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013

ASSETS:
Investments in securities, at fair value (Cost: $84,827,661)		$87,885,132
Cash		334,603
Receivable for fund shares sold		201,644
Interest receivable		1,123,663

Total assets		89,545,042
LIABILITIES:
Payable for:
Distributions to shareholders	58,073
Fund shares redeemed	8,334
Investment advisory fee	37,097
Transfer agent fee	16,355
Trustees fees	3,182
Accrued expenses	19,496

Total liabilities		142,537

NET ASSETS:
Capital		87,142,059
Net accumulated realized loss on investment transactions		(797,025)
Net unrealized appreciation in value of investments		3,057,471

Net assets at value		$89,402,505

NET ASSET VALUE, offering price and redemption price per share ($89,402,505 -:- 16,462,258 shares outstanding; unlimited number of shares authorized; no par value)		$5.43

STATEMENT OF OPERATIONS

For the year ended June 30, 2013

Net investment income:
Interest income	$2,592,190

Expenses:
Investment advisory fee	456,322
Transfer agent fee	119,326
Custodian expense	17,253
Professional fees	24,544
Trustees fees	11,849
Other expenses	30,628

Total expenses	659,922
Custodian expense reduction	(564)

Net expenses	659,358

Net investment income	1,932,832

Realized and unrealized gain/(loss) on investments:
Net realized gain	145,079
Net change in unrealized appreciation/depreciation	(1,956,078)

Net realized and unrealized loss on investments	(1,810,999)

Net increase in net assets resulting from operations	$121,833

The accompanying notes are an integral part of the financial statements.

KENTUCKY TAX-FREE SHORT-TO-MEDIUM SERIES

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended June 30, 2013 and 2012

	2013	2012
Operations:
Net investment income	$1,932,832	$1,911,427
Net realized gain on investments	145,079	88,570
Net change in unrealized appreciation/depreciation	(1,956,078)	2,079,426

Net increase in net assets resulting from operations	121,833	4,079,423
Distributions from net investment income	(1,932,832)	(1,911,427)
Net fund share transactions (Note 4)	1,685,639	14,954,411

Total decrease	(125,360)	17,122,407
Net assets:
Beginning of year	89,527,865	72,405,458

End of year	$89,402,505	$89,527,865

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding:	For the years ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$5.54	$5.39	$5.36	$5.25	$5.16

Income from investment operations:
Net investment income	0.12	0.12	0.13	0.15	0.17
Net gains/(losses) on securities, both realized and unrealized	(0.11)	0.15	0.03	0.11	0.09

Total from investment operations	0.01	0.27	0.16	0.26	0.26
Less distributions:
Distributions from net investment income	(0.12)	(0.12)	(0.13)	(0.15)	(0.17)

Net asset value, end of year	$5.43	$5.54	$5.39	$5.36	$5.25

Total return	0.11%	5.10%	3.04%	4.99%	5.02%
Net assets, end of year (in thousands)	$89,403	$89,528	$72,405	$69,166	$60,570
Ratio of net expenses to average net assets (a)	0.72%	0.73%	0.72%	0.72%	0.72%
Ratio of net investment income to average net assets	2.12%	2.22%	2.44%	2.80%	3.16%
Portfolio turnover	6.63%	4.73%	15.37%	20.26%	15.64%

(a)	Percentages are after custodian reduction for which no recovery will be sought. Percentages before custodian reduction were: .72% for 2013; .73% for 2012; .72% for 2011; .72% for 2010; and .72% for 2009.

The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — MISSISSIPPI TAX-FREE INCOME SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

Mississippi Municipal Bonds — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value
UNIVERSITY CONSOLIDATED EDUCATION AND BUILDING REVENUE BONDS
27.67% of Net Assets
Alcorn State University Educational Building MS Revenue	5.125%	09/01/2034	Aa2	$95,000	$100,259
Jackson State University Education Building	5.000	03/01/2034	Aa2/AA-*	175,000	184,629
MS Development Bank Special Obligation Hinds Community	5.000	10/01/2026	Aa2	85,000	92,404
MS Development Bank Special Obligation Hinds College	5.125	10/01/2028	Aa2	100,000	108,355
MS Development Bank Special Obligation Hinds College	5.375	10/01/2033	Aa2	60,000	64,558
MS Development Bank Special Obligation Jones County College	5.100	03/01/2028	AA-*	55,000	59,964
MS Development Bank Special Obligation Jones County Junior	5.000	03/01/2033	AA-*	150,000	160,446
MS Development Bank Special Obligation Jones County Junior	5.125	03/01/2039	AA-*	45,000	47,803
MS Development Bank Special Obligation Hinds Community	5.000	04/01/2036	A2/AA-*	250,000	266,005
MS State University Educational Building Corporation Revenue	5.000	08/01/2024	Aa2/A+*/AA@	225,000	238,610
MS State University Educational Building Corporation Revenue	5.000	08/01/2028	Aa2/A+*/AA@	30,000	31,644
MS State University Educational Building Corporation Revenue	5.250	08/01/2033	Aa2/AA@	50,000	53,070
MS State University Educational Building Corporation Revenue	5.000	08/01/2036	Aa2/AA@	175,000	185,500
Southern Mississippi Educational Building Corporation	5.000	03/01/2038	Aa2/AA@	100,000	106,219
University Southern MS Education Building — Series A	5.000	03/01/2022	Aa2	100,000	108,345
University Southern MS Educational Building Corporation	5.000	03/01/2032	Aa2	50,000	52,511
University Southern MS Education Building Athletics	5.000	03/01/2034	Aa2	105,000	111,950
University Southern MS Educational Building Corporation	5.125	09/01/2029	Aa2/A+*	100,000	107,170
University of Mississippi Educational Building Corporation	5.000	10/01/2028	Aa2/AA@	200,000	219,540

					2,298,982
PUBLIC FACILITIES REVENUE BONDS
17.72% of Net Assets
MS State Development Bank Special Obligation Alcorn County	4.750	07/01/2031	AA-*	100,000	105,390
MS Development Bank Special Obligations Department of Corrections	5.250	08/01/2027	AA-*/AA@	50,000	54,663
MS Development Bank Special Obligation Department of Corrections	5.250	08/01/2027	AA-*/AA@	305,000	334,640
MS State Development Bank Special Obligation City of JacksonConvention Center	5.000	03/01/2027	Aa2/AA-*	125,000	140,024
MS State Development Bank Special Obligation Refunding — City of Jackson	5.000	03/01/2036	Aa2/AA-*	150,000	160,968
MS State Capital Improvement Projects — Series A	5.000	10/01/2029	Aa2/AA*/AA+@	145,000	160,366
MS State Capital ImprovementsProjects — Series A	5.000	10/01/2036	Aa2/AA*/AA+@	480,000	516,595

					1,472,646
TURNPIKES/TOLLROAD/HIGHWAY BONDS
14.68% of Net Assets
MS Development Bank Special Obligation Highway Construction	5.000	01/01/2027	Aa3/AA-*	125,000	136,019
MS Development Bank Special Obligation Highway — Desoto	4.750	01/01/2035	Aa3/AA-*	225,000	233,685
MS Development Bank Special Obligation Highway Construction	5.000	01/01/2027	Aa3/AA-*	245,000	266,812
MS Development Bank Special Obligation Highway Construction	4.750	01/01/2031	Aa3/AA-*	125,000	131,838
MS State Development Bank Special Obligation Highway	5.000	01/01/2025	Aa3/AA-*	200,000	232,544
MS Development Bank Special Obligation Marshall County	5.000	01/01/2028	Aa3/AA-*	200,000	218,524

					1,219,422
MUNICIPAL UTILITY REVENUE BONDS
10.99% of Net Assets
MS Development Bank Special Obligation Rankin Utilities	5.000	01/01/2028	A2/AA-*	55,000	57,664
MS Development Bank Special Obligation Desoto County	5.000	07/01/2032	A*	45,000	46,736
MS Development Bank Special Obligation Southaven Water	5.000	03/01/2025	A+*	325,000	345,465
MS Development Bank Special Obligation Desoto County	5.250	07/01/2031	A*	225,000	237,731
MS State Development Bank Special Obligation Refunding — Jackson Water & Sewer	4.500	09/01/2034	A1/AA-*	85,000	86,333
MS State Development Bank Special Obligation Jackson Water	5.000	09/01/2030	A1/AA-*	125,000	139,496

					913,425
MISCELLANEOUS PUBLIC IMPROVEMENT BONDS
8.28% of Net Assets
MS Development Bank Special Obligation Capital Project	5.000	07/01/2031	NR	5,000	5,383
MS Development Bank Special Obligation Capital Projects	5.875	07/01/2024	NR	10,000	10,734

The accompanying footnotes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — MISSISSIPPI TAX-FREE INCOME SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

Mississippi Municipal Bonds — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value
MS Development Bank Special Obligation Capital Projects	5.000%	07/01/2024	NR	$10,000	$10,537
MS Development Bank Special Obligation Lowndes County	5.000	07/01/2022	A2/AA-*	80,000	88,322
MS Development Bank Special Obligation Lowndes County	5.000	07/01/2027	A2/AA-*	150,000	159,443
MS Development Bank Special Obligation Canton — Series A	5.750	10/01/2031	A2	370,000	413,475

					687,894
PREREFUNDED BONDS
4.75% of Net Assets
MS Development Bank Special Obligation Jackson Water/Sewer	5.000	09/01/2034	Aa3/AA-*	60,000	63,290
MS Development Special Obligation Madison County Highway	5.000	01/01/2027	Aa3/AA-*	295,000	331,194

					394,484
REFUNDING BONDS
4.13% of Net Assets
MS Development Bank Special Obligation Capital Improvement	5.250	07/01/2026	A2/AA-*	125,000	136,436
MS State Development Bank Special Obligation Lowndes County	5.125	12/01/2027	AA-*	135,000	146,656
MS State Refunding — Series A	5.250	11/01/2019	Aa2/AA*/AA+@	50,000	59,665

					342,757
SCHOOL IMPROVEMENT BONDS
3.79% of Net Assets
MD Development Bank Special Obligation Jackson Public	5.375	04/01/2028	A2	70,000	75,991
MS State Development Bank Special Obligation — Jackson Schools	5.000	04/01/2028	A+*	225,000	238,905

					314,896
HOSPITAL AND HEALTHCARE REVENUE BONDS
3.20% of Net Assets
Medical Center Educational Building Corporation MS Revenue	5.500	12/01/2023	Aa2	120,000	137,159
MS Development Bank Special Obligation Jones County Rest Home	5.250	04/01/2028	A2/AA-*	120,000	128,754

					265,913
AIRPORT BONDS
2.12% of Net Assets
Jackson MS Municipal Airport Authority	5.000	10/01/2031	A3/A-@	170,000	176,231

STATE AND LOCAL MORTGAGE/HOUSING BONDS
.37% of Net Assets
MS Home Corporation Single Family Mortgage — Series E-1	5.050	12/01/2028	Aaa	30,000	30,619

ESCROWED TO MATURITY BONDS
.32% of Net Assets
Harrison County MS Wastewater Management District	5.000	02/01/2015	AA+*	25,000	26,173

Total Investments 98.02% of Net Assets (cost $8,012,170)(See (a) below for further explanation)					$8,143,442

Other assets in excess of liabilities 1.98%					165,086

Net Assets 100%					$8,308,528

*	Standard and Poor’s Corporation
@	Fitch’s Investors Service
(All other ratings by Moody’s Investors Service, Inc.)
NR	Not Rated
#	Bond ratings are unaudited and not covered by Report of Independent Registered Public Accounting Firm.

(a)	Cost for federal income tax purposes is $8,011,925 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$254,429
Unrealized depreciation	(122,912)

Net unrealized appreciation	$131,517

The accompanying footnotes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — MISSISSIPPI TAX-FREE INCOME SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

Mississippi Municipal Bonds — 100% of Net Assets

June 30, 2013

Other Information

The following is a summary of the inputs used, as of June 30, 2013 involving the Fund’s investments in securities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs	Municipal Bonds
Level 1	Quoted Prices	$—
Level 2	Other Significant Observable Inputs	8,143,442
Level 3	Significant Unobservable Inputs	—

$8,143,442

The accompanying footnotes are an integral part of the financial statements.

MISSISSIPPI TAX-FREE INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013

ASSETS:
Investments in securities, at fair value (Cost: $8,012,170)		$8,143,442
Cash		80,544
Interest receivable		134,256

Total assets		8,358,242
LIABILITIES:
Payable for:
Distributions to shareholders	40,054
Fund shares redeemed	1,196
Investment advisory fee	1,855
Transfer agent fee	2,735
Trustees fees	309
Accrued expenses	3,565

Total liabilities		49,714

NET ASSETS:
Capital		8,167,157
Accumulated net investment income		174
Net accumulated realized gain on investment transactions		9,925
Net unrealized appreciation in value of investments		131,272

Net assets at value		$8,308,528

NET ASSET VALUE, offering price and redemption price per share ($8,308,528 -:- 713,396 shares outstanding; unlimited number of shares authorized; no par value)		$11.65

STATEMENT OF OPERATIONS

For the year ended June 30, 2013

Net investment income:
Interest income	$326,347

Expenses:
Investment advisory fee	42,039
Transfer agent fee	12,990
Custodian expense	7,301
Pricing fees	4,500
Professional fees	2,196
Other expenses	5,880

Total expenses	74,906
Fees waived by Adviser	(19,516)
Custodian expense reduction	(48)

Net expenses	55,342

Net investment income	271,005

Realized and unrealized gain/(loss) on investments:
Net realized gain	32,190
Net change in unrealized appreciation/depreciation	(303,574)

Net realized and unrealized loss on investments	(271,384)

Net decrease in net assets resulting from operations	$(379)

The accompanying notes are an integral part of the financial statements.

MISSISSIPPI TAX-FREE INCOME SERIES

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended June 30, 2013 and 2012

	2013	2012
Operations:
Net investment income	$271,005	$251,938
Net realized gain/(loss) on investments	32,190	(22,265)
Net change in unrealized appreciation/depreciation	(303,574)	419,712

Net decrease in net assets resulting from operations	(379)	649,385
Distributions from net investment income	(287,105)	(251,732)
Net fund share transactions (Note 4)	884,037	938,255

Total increase	596,553	1,335,908
Net assets:
Beginning of year	7,711,975	6,376,067

End of year	$8,308,528	$7,711,975

Accumulated Net Investment Income	$174	$16,274

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding:	For the years ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.01	$11.33	$11.41	$11.03	$11.08

Income from investment operations:
Net investment income	0.39	0.42	0.44	0.45	0.45
Net gains/(losses) on securities, both realized and unrealized	(0.33)	0.68	(0.08)	0.38	(0.05)

Total from investment operations	0.06	1.10	0.36	0.83	0.40
Less distributions:
Distributions from net investment income	(0.42)	(0.42)	(0.44)	(0.45)	(0.45)
Distributions from capital gains	—	—	—	—	— (b)

Total distributions	(0.42)	(0.42)	(0.44)	(0.45)	(0.45)

Net asset value, end of period	$11.65	$12.01	$11.33	$11.41	$11.03

Total return	0.38%	9.87%	3.19%	7.65%	3.72%
Net assets, end of period (in thousands)	$8,309	$7,712	$6,376	$6,321	$5,001
Ratio of net expenses to average net assets (a)	0.66%	0.65%	0.58%	0.45%	0.44%
Ratio of net investment income to average net assets	3.22%	3.59%	3.86%	3.99%	4.11%
Portfolio turnover	13.81%	9.99%	20.53%	10.04%	9.30%

(a)	Percentages are after expenses waived by Adviser and Custodian reduction. No recovery of these waivers and reductions will be sought. Expenses waived by Adviser and Custodian reduction were: .23% and 0% for 2013; .27% and 0% for 2012; .26% and 0% for 2011; .46% and 0% for 2010; and .53% and .08% for 2009, respectively.
(b)	Rounds to less than $0.01.

The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — NORTH CAROLINA TAX-FREE INCOME SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

North Carolina Municipal Bonds — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value
MUNICIPAL UTILITY REVENUE BONDS
20.52% of Net Assets
Asheville NC Water System Revenue Bonds	4.750%	08/01/2027	Aa2/AA*	$1,000,000	$1,074,070
Beaufort NC Limited Obligation	5.000	06/01/2025	A1	500,000	555,435
Charlotte NC Water and Sewer Systems Revenue	4.500	07/01/2028	Aaa/AAA*/AAA@	750,000	793,658
Mooresville NC Certificates of Participation	5.000	09/01/2032	AA-*	1,890,000	1,969,286
Moore County NC	5.000	06/01/2031	Aa3/AA-*	2,750,000	2,945,745
NC Eastern Municipal Power Agency Power System Revenue	5.000	01/01/2021	/A-*A-@	1,000,000	1,087,390
NC Eastern Municipal Power Agency Power System Revenue	6.000	01/01/2025	Baa1/A*/A-@	1,000,000	1,234,080
NC Eastern Municipal Power Agency Power System Revenue	6.000	01/01/2018	Baa1	1,000,000	1,180,610
NC Eastern Municipal Power Agency Series B	6.000	01/01/2022	A3/AA-*/AA-@	915,000	1,109,062
NC Municipal Power Agency Number 1 Catawba Electric Revenue	4.750	01/01/2030	A2/A*/A@	290,000	302,989
NC Municipal Power Agency Number 1 Catawba Electric Revenue	5.000	01/01/2030	A2/A*/A@	2,545,000	2,695,486
NC State Municipal Power Agency #1 Catawba Electric RevenueSeries B	5.000	01/01/2031	A2/A*/A@	900,000	967,725
Wilmington NC Store Water Revenue Bonds	5.000	06/01/2028	Aa2/AA*	500,000	544,100
Wilson NC Certificates of Participation Public Facilities	5.000	05/01/2021	A1/AA-*	780,000	847,103
Wilson NC Certificates of Participation Public Facilities	5.000	05/01/2025	A1/AA-*	750,000	796,455
Wilson County Certificates ofParticipation Public Facilities	5.000	05/01/2029	A1/AA-*	1,355,000	1,414,512

					19,517,705
UNIVERSITY CONSOLIDATED EDUCATION AND BUILDING REVENUE BONDS
16.96% of Net Assets
Iredell County NC Community College	5.000	04/01/2026	Aa2/AA*/AA+@	225,000	253,523
Iredell County NC Community College	5.000	04/01/2027	Aa2/AA*/AA+@	325,000	363,236
NC Capital Facilites Financial Agency Education Wake Forest	5.000	01/01/2031	Aa3/AA*	500,000	547,500
NC Capital Facilities FinanceAgency Wake Forest University	5.000	01/01/2038	Aa3/AA*	1,250,000	1,338,663
NC Capital Facilities Financial Agency Revenue Duke University	5.000	10/01/2038	Aa1/AA+*	500,000	553,895
NC State Capital Facilities Davidson College	5.000	03/01/2032	AA+*	810,000	899,554
NC State University at Raleigh	5.000	10/01/2042	Aa1/AA*	750,000	813,870
Pitt County NC Limited Obligation Series A	5.000	04/01/2035	Aa3/AA-*/AA@	105,000	111,285
University NC Chapel Hill Revenue Bonds General Refunding	5.000	12/01/2034	Aaa/AA+*/AAA@	1,000,000	1,069,670
University NC University Revenues UNC Chapel Hill	5.000	12/01/2031	Aaa/AA+*/AAA@	1,215,000	1,336,658
University of NC at CharlotteSeries A	5.000	04/01/2029	Aa3/AA-*	1,000,000	1,105,900
University of NC at CharlotteSeries A	5.000	04/01/2031	Aa3/AA-*	750,000	820,568
University of NC Greensboro	5.000	04/01/2031	Aa3/A+*	500,000	541,215
University NC System Pool Revenue Series A	5.000	10/01/2033	Aa3/A+*	430,000	459,799
University of NC System Pool Revenue Series A	5.000	10/01/2026	A1	1,000,000	1,093,520
University of NC System Pool Revenue Series A	5.000	10/01/2033	A1	1,000,000	1,057,140
University of NC System Pool Revenue General Trust Indenture	5.000	10/01/2034	Aa2	1,950,000	2,111,870
University of NC Wilmington Certificates of Participation	5.250	06/01/2025	A*	1,000,000	1,046,540
University of NC Wilmington Student Housing Project	5.000	06/01/2025	A*	580,000	613,072

					16,137,476
SCHOOL IMPROVEMENT BONDS
16.91% of Net Assets
Burke County NC Certificates of Participation	5.000	04/01/2023	A1/A*	1,000,000	1,060,430
Cabarrus County NC Certificates of Participation Installment	5.000	06/01/2025	Aa2/AA*/AA@	1,000,000	1,123,540
Cabarrus County NC Certificates of Participation	5.000	01/01/2029	Aa2/AA*/AA@	750,000	810,210
Davie County NC Public Schooland Community College Facility	5.000	06/01/2023	Aa3/A+*	1,000,000	1,075,940
Davie County NC Public Schooland Community College Facility	5.000	06/01/2025	Aa3/A+*	1,690,000	1,802,013
Forsyth County NC Certificatesof Participation	5.000	02/01/2026	Aa1/AA+*/AA+@	550,000	574,739
Franklin County NC Certificates of Participation	5.000	09/01/2027	Aa3/A+*	750,000	805,373
Harnett County NC Certificatesof Participation	5.000	06/01/2027	A1/AA-*	300,000	322,554
Iredell County NC Certificates of Participation School Project	5.000	06/01/2024	Aa3/AA-*	1,000,000	1,092,560
Lee County NC Certificates ofParticipation	5.000	04/01/2025	Aa3/AA-*	550,000	595,106
Mecklenburg County NC Certificates of Participation Series A	5.000	02/01/2028	Aa1/AA+*/AA+@	415,000	445,482
Montgomery County NC Certificates of Participation Series A	5.000	02/01/2030	A-*	1,680,000	1,728,821
Nash County NC Limited Obligation	5.000	10/01/2030	Aa3/AA-*	2,045,000	2,212,751

The accompanying footnotes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — NORTH CAROLINA TAX-FREE INCOME SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

North Carolina Municipal Bonds — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value
Sampson County NC Certificatesof Participation	5.000%	06/01/2022	A2/AA-*	$1,250,000	$1,368,563
Sampson County NC Certificatesof Participation	5.000	06/01/2026	A2/AA-*	1,000,000	1,063,220

					16,081,301
HOSPITAL AND HEALTHCARE
9.55% of Net Assets
Charlotte Mecklenburg NC Hospital Authority Health Care	5.000	01/15/2031	Aa3/AA-*	450,000	468,968
Charlotte Mecklenburg Hospital Authority NC Health Care	5.000	01/15/2027	Aa3/AA-*	1,090,000	1,160,054
Charlotte-Mecklenburg Hospital	5.250	01/15/2039	Aa3/AA-*	750,000	795,825
Johnston NC Memorial HospitalAuthority	5.250	10/01/2028	A2/AA-*	500,000	530,810
NC Medical Care Community Hospital Revenue-Stanly Hospital	5.375	10/01/2014	BBB+@	10,000	10,027
NC Medical Care Community Hospital Revenue NC Baptist Hospital	5.000	06/01/2034	A1/AA-*	1,100,000	1,137,664
NC Medical Care Commission Hospital Revenue NC Baptist Hospital	5.250	06/01/2029	A1/AA-*	645,000	695,349
NC Medical Care Community Hospital Revenue Baptist Hospital	4.750	06/01/2030	A1/AA-*	405,000	415,315
NC Medical Care Community Health Care Facilities Revenue	5.000	06/01/2034	Aa2/AA*/AA@	1,670,000	1,769,916
NC State Medical Care Commission Health Care Facilities	5.000	07/01/2030	A1/A+*/A+@	500,000	525,925
NC State Medical Care Commission Duke University Health	5.000	06/01/2035	Aa2/AA*/AA@	500,000	528,740
NC State Medical Care Commission Wake Forest Baptist Hospital	5.000	12/01/2033	A1/AA-*	1,000,000	1,046,640

					9,085,233
REFUNDING BONDS
9.08% of Net Assets
Bladen County NC Limited Obligation Refunding	4.500	06/01/2036	A1	750,000	759,885
Charolotte NC Certificates ofParticipation	5.000	06/01/2033	Aa2/AA+*/AA+@	340,000	360,179
Charlotte NC Certificates of Participation Convention Facilities	5.000	12/01/2024	Aa2/AA+*/AA@	1,000,000	1,082,280
Charlotte NC Certificates of Participation	5.000	06/01/2026	Aa2/AA+*/AA+@	1,455,000	1,604,792
Charlotte NC Certificates of Participation	5.000	06/01/2027	Aa2/AA+*/AA+@	775,000	846,199
Dare County NC Limited Obligation Refunding Series D	5.000	06/01/2029	Aa3/AA-*/AA-@	100,000	109,404
Johnston County NC Installment Financing Contract	5.000	10/15/2027	Aa3/AA*	570,000	623,078
New Hanover County NC LimitedObligation	5.000	12/01/2027	Aa1/AA+*	505,000	567,943
Pender County Limited Obligation Refunding	4.500	06/01/2036	Aa3	500,000	508,075
Pitt County NC Certificates of Participation	5.000	04/01/2027	Aa3/AA-*/AA@	500,000	549,400
Thomasville NC Combined Enterprise System Revenue	4.750	05/01/2028	A1/AA-*	435,000	465,428
Union County NC Limited Obligation Refunding	5.000	12/01/2024	Aa2/AA-*/AA@	125,000	146,386
Wilson County NC Limited Obligation	4.500	06/01/2036	Aa3	1,000,000	1,018,380

					8,641,431
PUBLIC FACILITIES REVENUE BONDS
8.64% of Net Assets
Charlotte NC Certificiates ofParticipation Transit Project	5.000	06/01/2035	Aa2/AA+*/AA+@	500,000	522,475
Charlotte NC Certificates of Participation Convention Facilities	5.000	06/01/2034	Aa2/AA+*/AA@	900,000	948,006
Chatham County NC Limited Obligation	4.500	06/01/2033	Aa3/AA*	815,000	853,892
Forsyth County Limited Tax	5.000	04/01/2031	Aa1/AA+*/AA+@	335,000	360,038
Jacksonville Public Facilities Corporation Limited Obligation	5.000	04/01/2031	A1/A+@	265,000	281,782
Jacksonville Public Facilities Corporation Limited Obligation	5.000	04/01/2032	A1/A+@	100,000	105,731
Mecklenburg County NC Certificates of Participation Series B	5.000	02/01/2026	Aa1/AA+*/AA+@	1,000,000	1,092,800
NC Infrastructure Finance Corporation Certificates of Participation	5.000	02/01/2025	Aa1/AA+*/AA+@	200,000	211,390
Rockingham County NC Certificates of Participation	5.000	04/01/2032	Aa3/AA-*	1,325,000	1,364,445
Wake County NC Limited Obligation Bonds Series 209	5.000	06/01/2032	Aa1/AA+*/AA+@	1,500,000	1,663,425
Watauga NC Public Facilities Corporation Limited Obligation	5.000	06/01/2027	Aa3/AA-*	750,000	819,345

					8,223,329
MISCELLANEOUS PUBLIC IMPROVEMENT BONDS
6.49% of Net Assets
Buncombe County Limited Obligation	5.000	06/01/2030	Aa2/AA+*	1,000,000	1,099,620
Buncombe County NC Limited Obligation	5.000	06/01/2032	Aa2/AA+*	250,000	272,520
Charlotte NC Certificates of Participation	5.000	12/01/2029	Aa1/AA+*	340,000	374,058
NC Infrastructure Finance Corporation Certificates of Participation	5.000	02/01/2024	Aa1/AA+*/AA+@	1,000,000	1,104,920
Orange County NC Public Facilities Company Limited Obligation	4.750	10/01/2032	Aa2/AA+*/AA+@	750,000	789,563
Wilmington NC Certificates ofParticipation	5.000	06/01/2032	Aa2/AA*/AA@	1,500,000	1,565,415

The accompanying footnotes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — NORTH CAROLINA TAX-FREE INCOME SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

North Carolina Municipal Bonds — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value
Wilmington NC Certificates ofParticipation Series A	5.000%	06/01/2038	Aa2/AA*/AA@	$250,000	$268,110
Winston Salem NC Certificatesof Participation Series A	4.750	06/01/2031	Aa1/AA+*/AA+@	670,000	696,103

					6,170,309
AIRPORT BONDS
4.64% of Net Assets
Charlotte NC Airport Revenue	5.250	07/01/2023	Aa3/A+*/A+@	1,000,000	1,036,060
Charlotte NC Airport Revenue Bonds Refunding Charlotte Douglas International	5.000	07/01/2025	Aa3/A+*/A+@	1,000,000	1,097,590
Raleigh Durham NC Airport	5.000	05/01/2029	Aa3/AA-@	235,000	253,010
Raleigh Durham NC Airport	5.000	05/01/2036	Aa3/AA-@	1,480,000	1,564,108
Raleigh Durham NC Airport	5.000	05/01/2032	Aa3/AA-@	440,000	467,711

					4,418,480
PREREFUNDED BONDS
4.14% of Net Assets
Henderson County NC Certificates of Participation	5.000	05/01/2025	Aa3/AA-*/AA-@	250,000	270,163
NC Medical Care Community Hospital Morehead Memorial Hospital	5.000	11/01/2026	A2/AA-*	1,500,000	1,620,405
NC Eastern Municipal Power Agency Power System Series A	6.000	01/01/2026	A-*	275,000	350,779
Raleigh NC Combined Enterprise System	5.000	03/01/2031	Aa1/AAA*/AAA@	500,000	555,745
Randolph County NC Certificates of Participation	5.000	02/01/2027	Aa3	1,000,000	1,139,620

					3,936,712
TURNPIKES/TOLLROAD/HIGHWAY BONDS
2.15% of Net Assets
NC State Turnpike Monroe Connector System	5.000	07/01/2029	Aa2/AA*	500,000	546,870
NC State Turnpike Authority Monroe Connector System	5.000	07/01/2031	Aa2/AA*	1,385,000	1,500,814

					2,047,684

Total Investments 99.08% of Net Assets (cost $91,984,289)(See (a) below for further explanation)					$94,259,659

Other assets in excess of liabilities .92%					867,043

Net Assets 100%					$95,126,702

*	Standard and Poor’s Corporation
@	Fitch’s Investors Service
(All other ratings by Moody’s Investors Service, Inc.)
NR	Not Rated
#	Bond ratings are unaudited and not covered by Report of Independent Registered Public Accounting Firm.

(a)	Cost for federal income tax purposes is $91,981,956 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$3,523,712
Unrealized depreciation	(1,246,009)

Net unrealized appreciation	$2,277,703

Other Information

The following is a summary of the inputs used, as of June 30, 2013 involving the Fund’s investments in securities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs	Municipal Bonds
Level 1	Quoted Prices	$—
Level 2	Other Significant Observable Inputs	94,259,659
Level 3	Significant Unobservable Inputs	—

$94,259,659

The accompanying footnotes are an integral part of the financial statements.

NORTH CAROLINA TAX-FREE INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013

ASSETS:
Investments in securities, at fair value (Cost: $91,984,289)		$94,259,659
Cash		319,503
Interest receivable		1,081,098

Total assets		95,660,260
LIABILITIES:
Payable for:
Distributions to shareholders	278,725
Fund shares redeemed	186,354
Investment advisory fee	41,549
Transfer agent fee	21,132
Accrued expenses	5,798

Total liabilities		533,558

NET ASSETS:
Capital		92,736,178
Accumulated net investment income		2,333
Net accumulated realized gain on investment transactions		112,821
Net unrealized appreciation in value of investments		2,275,370

Net assets at value		$95,126,702

NET ASSET VALUE, offering price and redemption price per share ($95,126,702 -:- 8,410,059 shares outstanding; unlimited number of shares authorized; no par value)		$11.31

STATEMENT OF OPERATIONS

For the year ended June 30, 2013

Net investment income:
Interest income	$3,725,881

Expenses:
Investment advisory fee	492,008
Transfer agent fee	128,527
Custodian expense	17,733
Professional fees	19,869
Other expenses	42,947

Total expenses	701,084
Custodian expense reduction	(548)

Net expenses	700,536

Net investment income	3,025,345

Realized and unrealized gain on investments:
Net realized gain	112,821
Net change in unrealized appreciation/depreciation	(2,631,334)

Net realized and unrealized loss on investments	(2,518,513)

Net increase in net assets resulting from operations	$506,832

The accompanying notes are an integral part of the financial statements.

NORTH CAROLINA TAX-FREE INCOME SERIES

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended June 30, 2013 and 2012

	2013	2012
Operations:
Net investment income	$3,025,345	$2,784,328
Net realized gain on investments	112,821	270,575
Net change in unrealized appreciation/depreciation	(2,631,334)	4,314,029

Net increase in net assets resulting from operations	506,832	7,368,932
Distributions from net investment income	(3,026,417)	—
Capital gains distributed to shareholders	(131,685)	(2,780,923)
Net fund share transactions (Note 4)	9,474,078	8,404,077

Total increase	6,822,808	12,992,086
Net assets:
Beginning of year	88,303,894	75,311,808

End of year	$95,126,702	$88,303,894

Accumulated Net Investment Income	$2,333	$3,405

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding:	For the years ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$11.59	$10.92	$11.01	$10.71	$10.62

Income from investment operations:
Net investment income	0.36	0.39	0.40	0.40	0.41
Net gains/(losses) on securities, both realized and unrealized	(0.26)	0.67	(0.09)	0.30	0.09

Total from investment operations	0.10	1.06	0.31	0.70	0.50
Less distributions:
Distributions from net investment income	(0.36)	(0.39)	(0.40)	(0.40)	(0.41)
Distributions from capital gains	(0.02)	—	—	—	—

Total distributions	(0.38)	(0.39)	(0.40)	(0.40)	(0.41)

Net asset value, end of period	$11.31	$11.59	$10.92	$11.01	$10.71

Total return	0.76%	9.87%	2.90%	6.62%	4.83%
Net assets, end of period (in thousands)	$95,127	$88,304	$75,312	$77,116	$66,891
Ratio of net expenses to average net assets (a)	0.71%	0.71%	0.70%	0.72%	0.72%
Ratio of net investment income to average net assets	3.07%	3.46%	3.69%	3.66%	3.89%
Portfolio turnover	3.59%	5.94%	14.16%	5.92%	7.82%

(a)	Percentages are after Custodian reduction for which no recovery will be sought. Percentages before Custodian reduction were: .71 for 2013; .71% for 2012; .70% for 2011; ..72% for 2010; and .72% for 2009.

The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — NORTH CAROLINA TAX-FREE SHORT-TO-MEDIUM SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

North Carolina Municipal Bonds — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value
SCHOOL IMPROVEMENT BONDS
20.21% of Net Assets
Nash County NC Limited Obligation	3.000%	10/01/2015	Aa3/AA-*	$400,000	$420,204
Nash County NC Limited Obligation	5.000	10/01/2018	Aa3/AA-*	150,000	174,713
Buncombe County NC Certificates of Participation	4.000	04/01/2016	Aa2/AA+*	125,000	134,608
Burke County NC Certificates of Participation	5.000	04/01/2020	A1/A*	180,000	192,362
Burke County NC Certificates of Participation	4.250	04/01/2016	A1/A*	50,000	53,603
Cabarrus County NC Certificates of Participation	4.250	06/01/2017	Aa2/AA*/AA@	175,000	193,417
Cabarrus County NC Certificates of Participation	4.000	01/01/2015	Aa2/AA*/AA@	225,000	235,530
Cabarrus County NC Certificates of Participation	5.000	01/01/2017	Aa2/AA*/AA@	150,000	168,041
Cabarrus County NC Certificates of Participation	5.000	01/01/2019	Aa2/AA*/AA@	100,000	115,800
Cabarrus County NC Certificates of Participation	5.000	01/01/2021	Aa2/AA*/AA@	200,000	228,122
Catawba County NC Certificates of Participation	5.250	06/01/2019	Aa2/A*	200,000	214,928
Harnett County NC Certificates of Participation	5.000	12/01/2015	A1/AA-*	125,000	137,456
Harnett County NC Certificates of Participation	5.000	12/01/2021	A1/AA-*	200,000	223,128
Harnett County Certificates of Participation	3.500	06/01/2016	A1/AA-*	250,000	266,030
Henderson County NC Certificates of Participation	5.000	06/01/2014	Aa3/AA-*/AA-@	50,000	52,022
Iredell County NC Certificates of Participation School Project	5.000	06/01/2018	Aa3/AA-*	425,000	468,435
Lincoln County NC Certificates of Participation	5.000	06/01/2016	A1/AA-*/AA-@	200,000	222,268
Montgomery County NC Certificates of Participation	5.000	02/01/2017	A-*	125,000	138,390
Onslow County NC Certificates of Participation	5.000	06/01/2018	Aa3/A+*	140,000	153,252
Pitt County NC Certificates of Participation School Facility	4.000	04/01/2015	Aa3/AA-*/AA@	100,000	105,413
Rutherford County NC Certificates of Participation	5.000	12/01/2017	A1/AA-*	105,000	120,627
Rutherford County NC Certificates of Participation	5.000	12/01/2018	A1/AA-*	205,000	232,593
Rutherford NC Certificates of Participation	4.000	12/01/2019	A1/AA-*	200,000	216,150
Rutherford County NC Certificates of Participation	5.000	12/01/2020	A1/AA-*	100,000	112,147
Sampson County NC Certificates of Participation	5.000	06/01/2014	A2/AA-*	50,000	52,036
Sampson County NC Certificates of Participation	5.000	06/01/2020	A2/AA-*	400,000	443,640
Edgecombe County NC Schools	4.000	02/01/2015	A1/A+*	235,000	246,409

					5,321,324
MUNICIPAL UTILITY REVENUE BONDS
19.78% of Net Assets
Monroe NC Certificates of Participation	4.000	03/01/2019	Aa3/AA-*	100,000	109,384
Mooreville NC Certificates of Participation	4.125	09/01/2018	AA-*	250,000	270,130
Wilson NC Certificates of Participation	5.000	05/01/2016	A1/AA-*	200,000	221,464
Wilson NC Certificates of Participation	5.000	05/01/2018	A1/AA-*	160,000	178,918
Wilson NC Certificates of Participation	5.000	05/01/2022	A1/AA-*	350,000	378,378
Asheville NC Water System Revenue Refunding	5.000	08/01/2017	Aa2/AA*	140,000	151,775
Lincolnton NC Enterprise System Revenue	5.000	05/01/2016	NR	385,000	401,428
Moore County NC	5.000	06/01/2017	Aa3/AA-*	685,000	774,646
Moore County NC	5.000	06/01/2021	Aa3/AA-*	200,000	232,852
NC Eastern Municipal Power Agency — Series D	4.000	01/01/2016	Baa1/A-*/A-@	95,000	101,699
NC Eastern Municipal Power Agency — Series A	5.000	01/01/2016	/A-*A-@	50,000	54,838
NC Eastern Municipal Power Agency	5.000	01/01/2020	/A-*A-@	250,000	272,365
NC Eastern Municipal Power Agency	5.250	01/01/2019	A3/AA-*/A-@	550,000	626,951
NC Eastern Municipal Power Agency	6.500	01/01/2018	Aa3/AA-*	100,000	120,313
NC Eastern Municipal Power Agency — Series B	3.250	01/01/2015	Baa1/A-*/A-@	250,000	259,548
NC Municipal Power Agency Number 1 Catawba Electric	5.250	01/01/2017	A2/A*/A@	200,000	226,052
NC Municipal Power Agency Number 1 Catawba Electric	5.250	01/01/2018	A2/A*/A@	125,000	143,828
NC Municipal Power Agency Number 1 Catawba Electric	4.000	01/01/2016	A2/A*/A@	100,000	107,155
NC Municipal Power Agency Number 1 Catawba Electric	5.000	01/01/2021	A2/A*/A@	250,000	280,198
NC Municipal Power Agency Number 1 Catawba Electric	5.000	01/01/2016	A2/A*/A@	125,000	137,029
Onslow NC Water & Sewer	4.250	06/01/2022	Baa1/A+*	150,000	159,158

					5,208,109
PUBLIC FACILITIES REVENUE BONDS
12.03% of Net Assets
Cabarrus County NC Certificates of Participation	5.625	02/01/2016	Aa2/AA*/AA@	125,000	139,140
Cabarrus County NC Certificates of Participation	5.000	06/01/2019	Aa2/AA*/AA@	420,000	483,281

The accompanying footnotes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — NORTH CAROLINA TAX-FREE SHORT-TO-MEDIUM SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

North Carolina Municipal Bonds — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value
Charlotte NC Certificates of Participation Refunding	5.000%	12/01/2021	Aa2/AA+*/AA@	$270,000	$292,418
Charlotte NC Certificates of Participation Transit Projects	4.000	06/01/2016	Aa2/AA+*/AA+@	100,000	105,312
Craven County NC Certificates of Participation	4.375	06/01/2016	Aa3/AA-*	115,000	125,428
Durham County NC Certificates of Participation — Series A	5.000	06/01/2020	Aa1/AA+*	435,000	501,786
Durham County NC Certificates of Participation	5.000	06/01/2021	Aa1/AA+*	240,000	274,267
Forsyth County NC Certificates of Participation	5.000	10/01/2019	Aa1/AA+*/AA+@	600,000	656,772
Lee County NC Certificates of Participation	5.000	04/01/2018	Aa3/AA-*	225,000	252,266
Mecklenburg County NC Certificates of Participation	5.000	02/01/2017	Aa1/AA+*/AA+@	105,000	118,392
Rockingham County NC Certificates of Participation	4.000	04/01/2019	Aa3/AA-*	100,000	108,559
Wilmington NC Certificates of Participation — Series A	4.200	06/01/2019	Aa2/AA*/AA@	100,000	110,170

					3,167,791
PREREFUNDED BONDS
11.96% of Net Assets
Appalachian State University NC Revenue Refunding	5.000	07/15/2018	Aa3	35,000	38,121
Brunswick County NC Community College — Series B	4.250	05/01/2022	Aa2/AA*/AA@	125,000	139,770
Cabarrus County NC Public Improvement	5.000	03/01/2018	Aa1/AA+*/AA+@	100,000	111,093
Catawba County NC Certificates of Participation Public Schools	5.250	06/01/2016	Aa2	125,000	130,711
Catawba County NC Certificates of Participation Public Schools	5.250	06/01/2018	Aa2	125,000	130,711
Chapel Hill NC Certificates of Participation Operations Center	5.250	06/01/2019	Aa1/AA+*	260,000	282,945
Henderson County NC Certificates of Participation	5.250	05/01/2020	Aa3/AA-*/AA-@	300,000	325,509
NC Medical Care Community Hospital Rowan Medical	5.250	09/01/2016	A2/AA-*	1,100,000	1,163,001
NC Medical Care Community Healthcare Facilities	4.000	10/01/2018	A1/AA-*/AA-@	50,000	52,341
NC Medical Care Duke University Health Systems	3.000	06/01/2019	Aa2/AA*/AA@	150,000	157,056
Randolph County NC Certificates of Participation	5.000	02/01/2021	Aa3	100,000	110,696
Randolph County NC Certificates of Participation	5.000	02/01/2018	Aa3	200,000	227,544
Union County NC Certificates of Participation	5.000	06/01/2020	Aa2/AA-*	250,000	279,523

					3,149,021
REFUNDING BONDS
9.09% of Net Assets
Bertie County Limited Obligatin	4.000	06/01/2022	A1/A*	200,000	211,854
Dare County NC Limited Obligation — Series D	4.000	06/01/2019	Aa3/AA-*/AA-@	100,000	110,122
Pender County NC Limited Obligation	3.000	06/01/2019	Aa3	220,000	230,223
Richmond County NC Limited Obligation Refunding	4.000	04/01/2019	A1/A*	225,000	246,530
Cumberland County NC Certificates of Participation	5.000	12/01/2015	Aa2/AA*	75,000	82,302
Cumberland County NC Certificates of Participation	5.000	12/01/2017	Aa2/AA*	350,000	401,930
Cumberland County NC Certificates of Participation Refunding	3.500	12/01/2020	Aa2/AA*	185,000	197,730
Haywood NC Certificates of Participation Refunding	5.000	10/01/2016	A1/A*	635,000	647,789
Sampson Area Development Corporation NC Refunding	4.000	06/01/2015	AA-*	150,000	159,180
Union County NC Limited Obligation	3.000	12/01/2018	Aa2/AA-*/AA@	100,000	105,697

					2,393,357
MISCELLANEOUS PUBLIC IMPROVEMENT BONDS
7.38% of Net Assets
NC State Capital Improvement Obligation — Series A	5.000	05/01/2021	Aa1/AA+*/AA+@	500,000	586,030
NC State Capital Improvement Obligation	4.000	05/01/2020	Aa1/AA+*/AA+@	120,000	130,384
NC State Capital Improvement Obligation	5.000	05/01/2022	Aa1/AA+*/AA+@	100,000	114,422
NC Infrastructure Certificates of Participation	5.000	06/01/2018	Aa1/AA+*/AA+@	100,000	110,737
NC Infrastructure Finance Certificates of Participation	5.000	02/01/2017	Aa1/AA+*/AA+@	150,000	169,299
NC Infrastructure Finance Corporation Certificates of Participation	5.000	02/01/2020	Aa1/AA+*/AA+@	425,000	474,606
Salisbury NC Certificates of Participation	5.000	03/01/2019	A1/AA-*	145,000	166,128
NC State Public Improvement — Series A	5.000	03/01/2019	Aaa/AAA*	15,000	15,950
NC State Capital Improvement Obligation Annual Appropriation — Series A	5.000	05/01/2022	Aa1/AA+*/AA+@	155,000	175,575

					1,943,131
UNIVERSITY CONSOLIDATED EDUCATION AND BUILDING REVENUE BONDS
6.67% of Net Assets
University NC Wilmington Certificates of Participation	5.250	06/01/2021	A*	100,000	106,497
University NC Wilmington Certificates of Participation	5.000	06/01/2014	A*	40,000	41,564

The accompanying footnotes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — NORTH CAROLINA TAX-FREE SHORT-TO-MEDIUM SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

North Carolina Municipal Bonds — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value
University NC Wilmington Certificates of Participation	4.250%	06/01/2017	A*	$300,000	$319,698
University NC Wilmington Certificates of Participation	4.375	06/01/2019	A*	100,000	105,574
University NC Wilmington Certificates of Participation	4.000	06/01/2017	A2/AA-*	100,000	108,935
Appalachian State University NC Revenue Refunding	5.000	07/15/2018	Aa3	40,000	43,124
University of NC — Series A	4.250	10/01/2021	A1	100,000	107,955
University NC System Pool Revenue	5.000	10/01/2016	Aa2	250,000	282,063
University NC System Pool Revenue	5.000	10/01/2015	Aa3	350,000	382,914
University NC System Pool Revenue Asheville Wilmington	5.000	10/01/2016	A1/AA-*	230,000	258,550

					1,756,874
HOSPITAL AND HEALTHCARE REVENUE BONDS
5.34% of Net Assets
Charlotte-Mecklenburg NC Hospital Authority Healthcare	5.000	01/15/2018	Aa3/AA-*	200,000	221,314
Charlotte-Mecklenburg Hospital	5.000	01/15/2019	Aa3/AA-*	200,000	222,552
Charlotte-Mecklenburg Hospital	4.375	01/15/2019	Aa3/AA-*	150,000	164,657
Johnston NC Memorial Hospital Authority	4.000	04/01/2015	A2/AA-*	100,000	104,802
Johnston NC Memorial Hospital Authority Mortgage Revenue	5.000	10/01/2018	A2/AA-*	180,000	202,471
NC Medical Care — Caromont Health	3.250	02/15/2018	A1/AA-*	370,000	387,508
NC Medical Care Mission Health Combined Group	4.000	10/01/2014	Aa3/AA-*/AA-@	100,000	104,126

					1,407,430
AIRPORT BONDS
2.31% of Net Assets
Charlotte NC Airport — Charlotte Douglas International	4.125	07/01/2016	Aa3/A+*/A+@	100,000	108,679
Charlotte NC Airport Revenue Refunding	5.000	07/01/2015	Aa3/A+*/A+@	350,000	379,229
Raleigh Durham NC Airport Authority — Series B	5.000	11/01/2017	Aa3/AA-@	105,000	120,867

					608,775
TURNPIKES/TOLLROAD/HIGHWAY BONDS
1.35% of Net Assets
NC State Grant Anticipation Revenue Vehicle	5.000	03/01/2021	Aa3/AA*/A+@	310,000	356,776

					356,776
LEASE REVENUE BONDS
1.01% of Net Assets
Edgecombe County NC Limited Obligation	4.000	06/01/2022	A2	250,000	264,818

					264,818
STATE AND LOCAL MORTGAGE/HOUSING BONDS
.54% of Net Assets
NC Housing Finance Agency Series 31-B	3.850	01/01/2017	Aa2/AA*	135,000	141,084

Total Investments 97.67% of Net Assets (cost $25,133,387)(See (a) below for further explanation)					$25,718,490

Other assets in excess of liabilities 2.33%					614,774

Net Assets 100%					$26,333,264

*	Standard and Poor’s Corporation
@	Fitch’s Investors Service
(All other ratings by Moody’s Investors Service, Inc.)
NR	Not Rated
#	Bond ratings are unaudited and not covered by Report of Independent Registered Public Accounting Firm.

(a)	Cost for federal income tax purposes is $25,133,387 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$745,618
Unrealized depreciation	(160,515)

Net unrealized appreciation	$585,103

The accompanying footnotes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — NORTH CAROLINA TAX-FREE SHORT-TO-MEDIUM SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

North Carolina Municipal Bonds — 100% of Net Assets

June 30, 2013

Other Information

The following is a summary of the inputs used, as of June 30, 2013 involving the Fund’s investments in securities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs	Municipal Bonds
Level 1	Quoted Prices	$—
Level 2	Other Significant Observable Inputs	25,718,490
Level 3	Significant Unobservable Inputs	—

$25,718,490

The accompanying footnotes are an integral part of the financial statements.

NORTH CAROLINA TAX-FREE SHORT-TO-MEDIUM SERIES

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013

ASSETS:
Investments in securities, at fair value (Cost: $25,133,387)		$25,718,490
Cash		381,147
Interest receivable		267,405

Total assets		26,367,042
LIABILITIES:
Payable for:
Distributions to shareholders	11,964
Fund shares redeemed	4,462
Investment advisory fee	10,805
Transfer agent fee	3,210
Trustees fees	1,337
Accrued expenses	2,000

Total liabilities		33,778

NET ASSETS:
Capital		25,707,284
Net accumulated realized gain on investment transactions		40,875
Undistributed net investment income		2
Net unrealized appreciation in value of investments		585,103

Net assets at value		$26,333,264

NET ASSET VALUE, offering price and redemption price per share ($26,333,264 -:- 2,393,304 shares outstanding; unlimited number of shares authorized; no par value)		$11.00

STATEMENT OF OPERATIONS

For the year ended June 30, 2013

Net investment income:
Interest income	$704,520

Expenses:
Investment advisory fee	133,150
Transfer agent fee	39,494
Custodian expense	9,038
Professional fees	11,904
Other expenses	13,235

Total expenses	206,821
Custodian expense reduction	(156)

Net expenses	206,665

Net investment income	497,855

Realized and unrealized gain/(loss) on investments:
Net realized gain	48,620
Net change in unrealized appreciation/depreciation	(572,951)

Net realized and unrealized loss on investments	(524,331)

Net increase in net assets resulting from operations	$(26,476)

The accompanying notes are an integral part of the financial statements.

NORTH CAROLINA TAX-FREE SHORT-TO-MEDIUM SERIES

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended June 30, 2013 and 2012

	2013	2012
Operations:
Net investment income	$497,855	$495,128
Net realized gain on investments	48,620	78,217
Net change in unrealized appreciation/depreciation	(572,951)	507,434

Net increase in net assets resulting from operations	(26,476)	1,080,779
Distributions from net investment income	(497,853)	(495,128)
Distributions from capital gains	(39,121)	—
Net fund share transactions (Note 4)	2,163,181	2,068,543

Total increase	1,599,731	2,654,194
Net assets:
Beginning of year	24,733,533	22,079,339

End of year	$26,333,264	$24,733,533

Accumulated Net Investment Income	$2	$—

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding:	For the years ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$11.23	$10.93	$10.78	$10.57	$10.37

Income from investment operations:
Net investment income	0.21	0.24	0.26	0.29	0.32
Net gains/(losses) on securities, both realized and unrealized	(0.21)	0.30	0.15	0.21	0.20

Total from investment operations	0.00	0.54	0.41	0.50	0.52
Less distributions:
Distributions from net investment income	(0.21)	(0.24)	(0.26)	(0.29)	(0.32)
Distributions from capital gains	(0.02)	—	—	—	—

Total distributions	(0.23)	(0.24)	(0.26)	(0.29)	(0.32)

Net asset value, end of period	$11.00	$11.23	$10.93	$10.78	$10.57

Total return	(0.06)%	4.98%	3.86%	4.77%	5.07%
Net assets, end of period (in thousands)	$26,333	$24,734	$22,079	$15,951	$11,662
Ratio of net expenses to average net assets (a)	0.78%	0.78%	0.77%	0.82%	0.81%
Ratio of net investment income to average net assets	1.87%	2.15%	2.41%	2.69%	3.04%
Portfolio turnover	10.19%	12.31%	5.15%	17.94%	10.14%

(a)	Percentages are after expenses waived by Adviser and Custodian reduction. No recovery of these waivers and reductions will be sought. Expenses waived by Adviser and Custodian reduction were: 0% and 0% for 2013; 0% and 0% for 2012; 0% and 0% for 2011; 0% and 0% for 2010; and .02% and .03% for 2009, respectively.

The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — TENNESSEE TAX-FREE INCOME SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

Tennessee Municipal Bonds — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value
MUNICIPAL UTILITY REVENUE BONDS
35.04% of Net Assets
Blount County TN Public Building Authority Local Government	5.000%	06/01/2032	Aa3	$750,000	$789,218
Columbia TN Refunded — Sewer System	5.000	12/01/2024	Aa2	1,235,000	1,335,084
Columbia TN Broadband Network Revenue and Tax	5.000	03/01/2025	Aa2	1,000,000	1,055,950
Franklin TN Water and Sewer Revenue and Tax Authority	5.000	04/01/2024	Aaa	750,000	907,755
Metropolitan Government Nashville and Davidson County	5.000	10/01/2033	Aa1/AA*	1,000,000	1,087,980
Chattanooga TN Electric Revenue — Series A	5.000	09/01/2026	AA+*/AA@	250,000	276,010
Citizens Gas Utility District TN Gas Revenue Refunding	5.000	05/01/2029	A*	250,000	261,043
Clarksville TN Electric System Revenue	5.000	09/01/2032	Aa2	1,250,000	1,341,275
Clarksville TN Electric System Revenue — Series A	5.000	09/01/2028	Aa2/AA-*	1,000,000	1,099,730
Clarksville TN Electric Systems Revenue — Series A	5.000	09/01/2032	Aa2/AA-*	480,000	515,539
Clarksville TN Electric System Revenue — Series A	5.000	09/01/2033	Aa2/AA-*	2,000,000	2,136,420
Clarksville TN Water Sewer & Gas Revenue**	5.000	02/01/2033	Aa3/AA-@	500,000	532,105
Columbia TN Waterworks Revenue	5.000	12/01/2032	Aa3	885,000	937,348
Gallatin TN Water and Sewer Revenue	5.000	01/01/2028	Aa3	2,540,000	2,703,068
Hallsdale-Powell Utility District Knox County Water & Sewer	5.000	04/01/2026	AA*	1,000,000	1,068,700
Hallsdale-Powell Utility District Knox County Water & Sewer	5.000	04/01/2031	AA*	740,000	775,009
Harpeth Valley Utilities Davidson and Williamson Counties	5.000	09/01/2032	Aa3	1,420,000	1,530,036
Jackson TN Energy Authority Gas System Revenue	5.000	10/01/2028	Aa2	1,000,000	1,089,370
Knox-Chapman TN Utility District Knox County Water and Sewer	5.250	01/01/2036	AA-*	700,000	757,680
Knox Chapman TN Utilities Refunding & Impact	4.500	01/01/2027	AA-*	1,000,000	1,081,130
Metropolitan Government Nashville and Davidson County	4.750	05/15/2028	AA+*/AA+@	460,000	491,110
Metropolitan Government Nashville and Davidson County	5.000	05/15/2036	AA+*/AA+@	4,145,000	4,483,770
Metropolitan Government Nashville & Davidson County Water & Sewer Revenue	5.000	07/01/2031	Aa3/AA-*	500,000	546,080
Metropolitan Government Nashville & Davidson County Water & Sewer Revenue	5.000	07/01/2033	Aa3/AA-*	575,000	624,019
South Blount County TN Utility District Waterworks Revenue	5.000	12/01/2028	A2/AA-*	1,125,000	1,221,986
Watauga River TN Regional Water Authority Waterworks	5.000	07/01/2034	A*	500,000	510,910
West Wilson Utility District TN Waterworks Revenue	4.750	06/01/2028	Aa3	2,460,000	2,600,466
West Wilson Utility District TN Waterworks Revenue	5.000	06/01/2033	Aa3	1,170,000	1,293,926
White House Utility District TN Water and Sewer	5.000	01/01/2028	Aa3	1,235,000	1,317,523
White House Utility District TN Water and Sewer	5.000	01/01/2030	Aa3	2,505,000	2,660,360

					37,030,600
UNIVERSITY CONSOLIDATED EDUCATION AND BUILDING REVENUE BONDS
13.95% of Net Assets
TN State School Board Authority Higher Education Facilities	5.000	05/01/2028	Aa1/AA*/AA@	1,000,000	1,081,500
TN State School Board Authority Higher Education Facilities	5.125	05/01/2033	Aa1/AA*/AA@	1,300,000	1,411,969
TN State School Board Authority Higher Education Facilities	5.000	05/01/2034	Aa1/AA*/AA+@	500,000	540,115
TN State School Board Authority Refunding Higher Education	5.000	05/01/2024	Aa1/AA*/AA+@	1,395,000	1,493,096
TN State School Board Authority Refunding Higher Education	5.000	05/01/2025	Aa1/AA*/AA+@	1,440,000	1,538,266
TN State School Board Authority Higher Education Facilities	4.750	05/01/2030	Aa1/AA*/AA+@	2,750,000	2,896,163
TN State School Board Authority Higher Education Facilities	5.000	05/01/2039	Aa1/AA*/AA+@	500,000	533,830
TN State School Bond Authority Higher Education Facilities	5.000	05/01/2028	Aa1/AA*/AA+@	500,000	557,795
lle & Davidson County TN Health & Educational Facilities Vanderbilt University — Series D	4.000	10/01/2031	Aa2/AA*/AA+@	1,500,000	1,503,390
Metropolitan Government Nashville & Davidson County Vanderbilt University	5.000	10/01/2034	Aa2/AA*/AA+@	1,000,000	1,077,770
Metropolitan TN Government Nashville & Davidson County Vanderbilt University	5.000	10/01/2028	Aa2/AA*/AA+@	900,000	1,015,794
Metropolitan Government Nashville & Davidson County Vanderbilt	5.000	10/01/2030	Aa2/AA*/AA+@	500,000	555,920
Shelby County TN Health Educational Facilities Board Rhodes College	5.000	08/01/2030	A1/A+*	500,000	533,900

					14,739,508
PREREFUNDED BONDS
10.67% of Net Assets
Franklin County TN Health & Education Facilities Board University South Project	5.000	09/01/2025	A+*	1,000,000	1,093,560

The accompanying footnotes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — TENNESSEE TAX-FREE INCOME SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

Tennessee Municipal Bonds — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value
Harpeth Valley Utilities Davidson and Williamson Counties Utilities	5.000%	09/01/2029	Aa3	$910,000	$959,677
Johnson City TN Health & Education Facilities Escrowed — Series 2000 A	5.125	07/01/2025	A*	305,000	306,739
Knoxville TN Waste Water System Revenue Improvement — Series A	5.000	04/01/2037	Aa2/AA+*	370,000	398,634
Metropolitan Government Nashville and Davidson County TN	5.000	01/01/2025	Aa1/AA*	4,025,000	4,655,919
Metropolitan Government Nashville and Davidson County TN	5.000	01/01/2023	Aa1/AA*	560,000	597,470
Metropolitan Government Nashville and Davidson County TN	5.000	01/01/2024	Aa1/AA*	565,000	602,714
Metropolitan Government Nashville and Davidson County TN	5.000	05/15/2017	Aa1/A*	205,000	234,866
Metropolitan Government Nashville and Davidson County TN	5.000	05/15/2017	Aa1/A*	35,000	40,099
Rutherford County TN Construction Utility District Waterworks	5.000	02/01/2031	Aa2/AAA*	1,435,000	1,589,664
TN Housing Development Agency Mortgage Financing — Series A	5.200	07/01/2023	Aa2/AA*	800,000	800,328

					11,279,670
PUBLIC FACILITIES REVENUE BONDS
10.52% of Net Assets
Blount County TN Public Building Authority Local Government	5.000	06/01/2025	Aa2/AA-*	100,000	110,437
Blount County TN Public Building Authority Local Government	5.000	06/01/2027	Aa2/AA-*	1,500,000	1,633,650
Blount County TN Public Building Authority Local Government	4.750	06/01/2031	Aa2/AA-*	750,000	783,818
Pigeon Forge Industrial Development Board	5.000	06/01/2024	AA*	600,000	688,170
Pigeon Forge Industrial Development Board	5.000	06/01/2027	AA*	1,400,000	1,575,140
Pigeon Forge Industrial Development Board TN Public Facilities	5.000	06/01/2029	AA*	2,120,000	2,341,455
Pigeon Forge Industrial Development Board TN Public Facilities	5.000	06/01/2034	AA*	850,000	914,991
Memphis Shelby County TN Sports Authority Memphis Arena	5.250	11/01/2026	Aa3/AA-*/A+@	500,000	542,250
Memphis-Shelby County Sports Authority	5.250	11/01/2027	Aa3/AA-*/A+@	750,000	802,448
Metropolitan Government Nashville & Davidson County TN Convention Center	5.000	07/01/2026	A1/A*	630,000	680,961
Metropolitan Government Nashville & Davidson County TN	5.000	07/01/2021	Aa2/AA-*	1,000,000	1,041,470

					11,114,790
HOSPITAL AND HEALTHCARE
7.99% of Net Assets
Rutherford County TN Health & Education Facilities Ascension Health	5.000	11/15/2040	Aa2/AA+*/AA+@	1,500,000	1,577,625
Shelby County TN Health Education and Housing Facilities	5.000	05/01/2027	A2/A+*	750,000	789,930
Shelby County TN Health Education and Housing Facilities	5.000	07/01/2031	Aa2/AAA@	4,750,000	5,022,745
Shelby County TN Health Education and Housing Facilities	5.250	09/01/2027	A2/AA-*	1,000,000	1,050,580

					8,440,880
REFUNDING BONDS
7.17% of Net Assets
Blount County TN Public Building Authority General Obligation	5.250	06/01/2019		250,000	256,035
Greene County TN General Obligation — Series B	5.000	06/01/2024	A1	505,000	545,880
Manchester TN Refunding General Obligation	5.000	06/01/2038	A2/AA-*	100,000	107,622
Metropolitan Government Nashville & Davidson County TN	5.000	05/15/2027	Aa1/AA*	1,195,000	1,308,979
Metropolitan Government Nashville & Davidson County TN	5.000	05/15/2028	Aa1/AA*	205,000	222,255
Metropolitan Government Nashville & Davidson County TN	5.000	07/01/2027	Aa1/AA*	500,000	566,025
Montgomery County TN General Obligation	4.750	05/01/2020	Aa2/AA+*	1,000,000	1,059,090
Pigeon Forge TN Refunding — Series A	4.900	06/01/2028	Aa3/AA*	1,000,000	1,079,710
Shelby County TN Refunding — Series A	5.000	03/01/2026	Aa1/AA+*/AA+@	1,200,000	1,369,272
Chattanooga TN Industrial Development Board Lease Rent Revenue	5.000	10/01/2027	A2/AA*/AA@	1,000,000	1,062,470

					7,577,338
STATE AND LOCAL MORTGAGE/HOUSING BONDS
5.58% of Net Assets
Metro Nashville and DavidsonCounty TN Multi-Family Housing	4.600	11/01/2026		775,000	766,584
Oak Ridge TN Industrial Development Board Refunding Revenue	5.250	08/20/2018	Aaa	255,000	255,176
TN Housing Development Agency — Series 1B	5.000	07/01/2029	Aa1/AA+*	670,000	686,824
TN Housing Development Agency	5.000	07/01/2028	Aa1/AA+*	660,000	681,516
TN Housing Development Agency	5.400	07/01/2035	Aa1/AA+*	485,000	505,482
TN Housing Development Agency Homeownership Program 1	5.000	07/01/2029	Aa1/AA+*	720,000	744,127
TN Housing Development Agency Homeownership Program 2	4.700	07/01/2027	Aa1/AA+*	1,465,000	1,510,136
TN Housing Development Agency Housing Finance Program	4.850	01/01/2025	Aa2	720,000	748,598

					5,898,443

The accompanying footnotes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — TENNESSEE TAX-FREE INCOME SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

Tennessee Municipal Bonds — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value
SCHOOL IMPROVEMENT BONDS
4.38% of Net Assets
Cleveland TN General Obligation — Series A	5.000%	06/01/2027	Aa3/A+*	$680,000	$722,900
Marion County TN Schools	5.000	06/01/2025	A1	1,050,000	1,127,270
Overton County TN Refunding Schools General Obligation	5.000	04/01/2018	Baa1	500,000	525,145
Rhea County TN	5.000	04/01/2029	A1	1,385,000	1,488,515
Smith County TN General Obligation	5.000	04/01/2021		720,000	763,762

					4,627,592
MISCELLANEOUS PUBLIC IMPROVEMENT BONDS
2.08% of Net Assets
Memphis TN Refunding and General Impact General Obligation	5.000	05/01/2036	Aa2/AA*	850,000	913,793
Springfield TN Public Improvement	4.500	03/01/2024	A1	565,000	628,664
Memphis Shelby County TN Port Authority Community Development	5.000	04/01/2035	Aa3/AA-*	625,000	660,743

					2,203,200
ESCROWED TO MATURITY BONDS
1.19% of Net Assets
Johnson City TN Health & Education Facilities Medical Center	5.000	07/01/2018	A*	150,000	150,116
Johnson City TN Health & Education Facilities Mountain State	6.500	07/01/2014	Baa1/A*/BBB+@	1,000,000	1,047,580
Metro Nashville and Davidson County TN Water and Sewer	6.500	12/01/2014	A*	60,000	65,285

					1,262,981
INDUSTRIAL REVENUE BONDS
0.88% of Net Assets
Industrial Development Board TN Blount County	5.000	06/01/2027	Aa3/AA-*	850,000	935,085

Total Investments 99.45% of Net Assets (cost $102,519,379)(See (a) below for further explanation)					$105,110,087

Other assets in excess of liabilities .55%					586,290

Net Assets 100%					$105,696,377

*	Standard and Poor’s Corporation
**	When-Issued security or extended settlement — see footnote 1(D)
@	Fitch’s Investors Service
(All other ratings by Moody’s Investors Service, Inc.)
NR	Not Rated
#	Bond ratings are unaudited and not covered by Report of Independent Registered Public Accounting Firm.

(a)	Cost for federal income tax purposes is $102,519,379 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$3,796,999
Unrealized depreciation	(1,206,291)

Net unrealized appreciation	$2,590,708

Other Information

The following is a summary of the inputs used, as of June 30, 2013 involving the Fund’s investments in securities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs	Municipal Bonds
Level 1	Quoted Prices	$—
Level 2	Other Significant Observable Inputs	105,110,087
Level 3	Significant Unobservable Inputs	—

$105,110,087

The accompanying footnotes are an integral part of the financial statements.

TENNESSEE TAX-FREE INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013

ASSETS:
Investments in securities, at fair value (Cost: $102,519,379)		$105,110,087
Cash		492,252
Interest receivable		1,349,477

Total assets		106,951,816
LIABILITIES:
Payable for:
Investments purchased	543,888
Distributions to shareholders	378,775
Fund shares redeemed	229,849
Investment advisory fee	43,786
Transfer agent fee	11,299
Trustees fees	2,069
Accrued expenses	45,773

Total liabilities		1,255,439

NET ASSETS:
Capital		103,526,231
Net accumulated realized loss on investment transactions		(420,562)
Net unrealized appreciation in value of investments		2,590,708

Net assets at value		$105,696,377

NET ASSET VALUE, offering price and redemption price per share ($105,696,377 -:- 9,377,151 shares outstanding; unlimited number of shares authorized; no par value)		$11.27

STATEMENT OF OPERATIONS

For the year ended June 30, 2013

Net investment income:
Interest income	$4,064,627

Expenses:
Investment advisory fee	522,313
Transfer agent fee	138,746
Custodian expense	18,037
Professional fees	21,890
Other expenses	40,709

Total expenses	741,695
Fees waived by Adviser	(40,632)
Custodian expense reduction	(629)

Net expenses	700,434

Net investment income	3,364,193

Realized and unrealized gain on investments:
Net realized gain	200,774
Net change in unrealized appreciation/depreciation	(3,013,866)

Net realized and unrealized loss on investments	(2,813,092)

Net increase in net assets resulting from operations	$551,101

The accompanying notes are an integral part of the financial statements.

TENNESSEE TAX-FREE INCOME SERIES

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended June 30, 2013 and 2012

	2013	2012
Operations:
Net investment income	$3,364,193	$3,364,028
Net realized gain on investments	200,774	202,311
Net change in unrealized appreciation/depreciation	(3,013,866)	4,124,407

Net increase in net assets resulting from operations	551,101	7,690,746
Distributions from net investment income	(3,364,193)	(3,364,028)
Net fund share transactions (Note 4)	7,926,230	4,516,305

Total increase	5,113,138	8,843,023
Net assets:
Beginning of year	100,583,239	91,740,216

End of year	$105,696,377	$100,583,239

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding:	For the years ended June 30,
	2013	2012	2011		2010	2009
Net asset value, beginning of year	$11.56	$11.04	$11.04		$10.71	$10.77

Income from investment operations:
Net investment income	0.36	0.40	0.41		0.40	0.41
Net gains/(losses) on securities, both realized and unrealized	(0.29)	0.52	—	(b)	0.33	(0.06)

Total from investment operations	0.07	0.92	0.41		0.73	0.35
Less distributions:
Distributions from net investment income	(0.36)	(0.40)	(0.41)		(0.40)	(0.41)

Net asset value, end of period	$11.27	$11.56	$11.04		$11.04	$10.71

Total return	0.56%	8.44%	3.78%		6.92%	3.40%
Net assets, end of period (in thousands)	$105,696	$100,583	$91,740		$94,960	$92,222
Ratio of net expenses to average net assets (a)	0.65%	0.70%	0.69%		0.70%	0.70%
Ratio of net investment income to average net assets	3.10%	3.50%	3.68%		3.67%	3.90%
Portfolio turnover	7.37%	8.39%	6.38%		14.51%	7.62%

(a)	Percentages are after expenses waived by Adviser and Custodian reduction. No recovery of these waivers and reductions will be sought. Expenses waived by Adviser and Custodian reduction were: .04% and 0% for 2013; 0% and 0% for 2012; 0% and 0% for 2011; 0% and 0% for 2010; and 0% and .01% for 2009, respectively.
(b)	Rounds to less than $.01.

The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — TENNESSEE TAX-FREE SHORT-TO-MEDIUM SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

Tennessee Municipal Bonds — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value
REFUNDING BONDS
18.07% of Net Assets
Blount County TN Public Building Authority — Series B-19	3.500%	06/01/2015	AA+	$200,000	$209,940
Johnson City TN Refunding	4.000	06/01/2015	AA@	400,000	425,752
Memphis TN General Improvement	5.000	04/01/2022	Aa2/AA*/AA-@	185,000	210,719
Memphis TN General Obligation — Series A	5.000	05/01/2020	Aa2/AA*/AA-@	250,000	289,953
Metropolitan Government Nashville & Davidson County TN Refunding	5.000	05/15/2019	Aa1/AA*	215,000	243,348
Polk County TN Refinancing	5.000	05/01/2020	A2	150,000	166,499
Rhea County TN	3.000	04/01/2018	A1	200,000	210,987
Unicoi County TN Refunding	5.250	04/01/2019	A1/A+*	200,000	233,878

					1,991,076
MUNICIPAL UTILITY REVENUE BONDS
16.73% of Net Assets
Lawrenceburg TN Refunding Water and Sewer	5.000	07/01/2015	A2	125,000	135,465
Castalian Springs — Bethpage TN Waterworks	3.000	01/01/2019	A+*	260,000	273,497
Chattanooga TN Electric Revenue — Series A	5.000	09/01/2021	AA+*/AA@	400,000	454,055
Columbia TN Electric System Revenue	5.000	09/01/2021	Aa3	165,000	187,650
Cross Anchor TN Utility District	4.250	12/01/2015	AA-*	65,000	69,886
Cross Anchor TN Utility District	4.250	12/01/2016	AA-*	65,000	70,945
Johnson City TN Electric Revenue	4.000	05/01/2022	Aa2/AA-*	100,000	105,949
Johnson City TN Electric Revenue	4.500	05/01/2021	Aa2/AA-*	50,000	55,253
Metropolitan Government Nashville & Davidson County Water &Sewer	5.250	01/01/2019	Aa2/AA-*	125,000	147,231
New Market Utility District Jefferson County Waterworks	4.000	06/01/2016	A3/AA-*	100,000	107,604
New Market Utility District Jefferson County Waterworks	4.000	06/01/2017	A3/AA-*	100,000	108,696
Sevier County TN Utility District Gas System Revenue	2.650	06/01/2015	A+*	125,000	128,029

					1,844,260
MISCELLANEOUS PUBLIC IMPROVEMENT BONDS
14.03% of Net Assets
Blount County TN Public Building Authority	4.000	06/01/2020	Aa2/AA-*	150,000	164,048
Blount County TN Public Building Authority	5.000	06/01/2021	Aa2/AA-*	175,000	199,261
Claiborne County TN Public Improvement — Series A	5.000	04/01/2017	A+*	170,000	191,993
Gallatin County Capital Outlay Notes	4.625	01/01/2019	AA-*	100,000	114,075
Memphis TN Refunding General Improvement	5.000	10/01/2017	Aa2/AA*/AA-@	100,000	115,502
Memphis TN Series A	5.000	04/01/2024	Aa2/AA*/AA-@	200,000	220,848
Tennessee State — Series A	4.000	05/01/2021	Aaa/AA+*/AAA@	340,000	368,441
Sevier County TN Public Building Authority	5.000	06/01/2018	AA-*	150,000	172,371

					1,546,539
PREREFUNDED BONDS
13.84% of Net Assets
Maury County TN School and Public Improvement	5.000	04/01/2016	Aa2	750,000	776,618
Memphis TN General Obligation General Improvement	5.000	10/01/2016	Aa2/AA*/AA-@	450,000	476,716
Metropolitan Government Nashville and Davidson County	5.000	01/01/2019	Aa1/AA*	200,000	231,350
Metropolitan Government Nashville & Davidson County TN Refunding	5.000	05/15/2017	NR	35,000	40,128

					1,524,812
SCHOOL IMPROVEMENT BONDS
9.20% of Net Assets
Lincoln County TN	5.250	04/01/2019	Aa3	200,000	232,934
Madison County TN Refunding — School and Public Improvement	5.000	04/01/2018	Aa2/AA-*	175,000	187,800
Robertson County TN School	4.000	06/01/2020	Aa3/AA-*	250,000	271,500
Robertson County TN School and Public Improvement	4.000	06/01/2019	AA-*	100,000	111,358
Washington County TN Refunding School and Public Improvement	5.000	04/01/2015	Aa2	200,000	210,612

					1,014,204
HOSPITAL AND HEALTHCARE
6.62% of Net Assets
Shelby County TN Health Educational & Housing Facilities	4.250	09/01/2020	AA-*	265,000	287,740
Shelby County Health Education	5.250	09/01/2020	A2/AA-*	400,000	441,540

					729,280

The accompanying footnotes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — TENNESSEE TAX-FREE SHORT-TO-MEDIUM SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

Tennessee Municipal Bonds — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value
STATE AND LOCAL MORTGAGE/HOUSING BONDS
6.49% of Net Assets
TN Housing Development Agency Homeownership Program	4.200%	01/01/2016	Aa1/AA+*	$125,000	$129,810
TN Housing Development Agency — Series 1B	4.800	07/01/2024	Aa1/AA+*	230,000	238,386
TN Housing Development Agency Homeownership Program — 2	2.950	01/01/2015	Aa1/AA+*	100,000	102,637
TN State Housing Development Agency Homeownership Program	1.900	07/01/2019	Aa1/AA+*	250,000	243,868

					714,701
UNIVERSITY CONSOLIDATED EDUCATION AND BUILDING REVENUE BONDS
5.01% of Net Assets
Franklin County TN Health & Education Facilities	4.000	09/01/2019	A+*	500,000	552,600

					552,600
PUBLIC FACILITIES REVENUE BONDS
5.00% of Net Assets
Memphis-Shelby County TN Sports Authority Memphis Arena	5.000	11/01/2017	Aa3/AA-*/A+@	275,000	309,625
Metropolitan Government Nashville & Davidson County TN Convention	5.000	07/01/2015	A1/A*	125,000	134,501
Metropolitan Government Nashville & Davidson County TN Convention	3.750	07/01/2018	A1/A*	100,000	107,067

					551,193
AIRPORT BONDS
2.36% of Net Assets
Metropolitan Nashville Airport Authority — Series A	4.500%	07/01/2014	A2/AA-*	250,000	259,993

Total Investments 97.35% of Net Assets (cost $10,526,985) (See (a) below for further explanation)					$10,728,658

Other assets in excess of liabilities 2.65%					292,036

Net Assets 100%					$11,020,694

*	Standard and Poor’s Corporation
@	Fitch’s Investors Service (All other ratings by Moody’s Investors Service, Inc.)
NR	Not Rated
#	Bond ratings are unaudited and not covered by Report of Independent Registered Public Accounting Firm.

(a)	Cost for federal income tax purposes is $10,743,379 and net unrealized depreciation of investments is as follows:

Unrealized appreciation	$281,153
Unrealized depreciation	(295,874)

Net unrealized depreciation	$(14,721)

Other Information

The following is a summary of the inputs used, as of June 30, 2013 involving the Fund’s investments in securities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs	Municipal Bonds

Level 1	Quoted Prices	$—
Level 2	Other Significant Observable Inputs	10,728,658
Level 3	Significant Unobservable Inputs	—

$10,728,658

The accompanying footnotes are an integral part of the financial statements.

TENNESSEE TAX-FREE SHORT-TO-MEDIUM SERIES

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013

ASSETS:
Investments in securities, at fair value (Cost: $10,526,985)		$10,728,658
Cash		171,522
Defaulted securities receivable		23,606
Interest receivable		119,150

Total assets		11,042,936
LIABILITIES:
Payable for:
Distributions to shareholders	5,685
Fund shares redeemed	1,075
Investment advisory fee	4,480
Transfer agent fee	1,407
Trustees fees	1,059
Accrued expenses	8,536

Total liabilities		22,242

NET ASSETS:
Capital		11,085,017
Net accumulated realized loss on investment transactions		(265,996)
Net unrealized appreciation in value of investments		201,673

Net assets at value		$11,020,694

NET ASSET VALUE, offering price and redemption price per share
($11,020,694 ÷ 1,024,915 shares outstanding; unlimited number of shares authorized; no par value)		$10.75

STATEMENT OF OPERATIONS

For the year ended June 30, 2013

Net investment income:
Interest income	$331,003

Expenses:
Investment advisory fee	60,814
Transfer agent fee	18,899
Custodian expense	8,691
Professional fees	3,499
Other expenses	12,669

Total expenses	104,572
Custodian expense reduction	(74)

Net expenses	104,498

Net investment income	226,505

Realized and unrealized gain/(loss) on investments:
Net realized gain	46,406
Net change in unrealized appreciation/depreciation	(312,568)

Net realized and unrealized loss on investments	(266,162)

Net increase in net assets resulting from operations	$(39,657)

The accompanying notes are an integral part of the financial statements.

TENNESSEE TAX-FREE SHORT-TO-MEDIUM SERIES

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended June 30, 2013 and 2012

	2013	2012
Operations:
Net investment income	$226,505	$230,540
Net realized gain/(loss) on investments	46,406	(88)
Net change in unrealized appreciation/depreciation	(312,568)	145,377

Net increase in net assets resulting from operations	(39,657)	375,829
Distributions from net investment income	(226,505)	(230,540)
Net fund share transactions (Note 4)	(739,399)	1,991,828

Total decrease	(1,005,561)	2,137,117
Net assets:
Beginning of year	12,026,255	9,889,138

End of year	$11,020,694	$12,026,255

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding:	For the years ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$11.01	$10.85	$10.82	$10.54	$10.31

Income from investment operations:
Net investment income	0.20	0.24	0.26	0.28	0.31
Net gains/(losses) on securities, both realized and unrealized	(0.26)	0.16	0.03	0.28	0.23

Total from investment operations	(0.06)	0.40	0.29	0.56	0.54
Less distributions:
Distributions from net investment income	(0.20)	(0.24)	(0.26)	(0.28)	(0.31)

Net asset value, end of period	$10.75	$11.01	$10.85	$10.82	$10.54

Total return	(0.53)%	3.74%	2.72%	5.39%	5.31%
Net assets, end of period (in thousands)	$11,021	$12,026	$9,889	$10,113	$9,075
Ratio of net expenses to average net assets (a)	0.86%	0.87%	0.80%	0.81%	0.82%
Ratio of net investment income to average net assets	1.86%	2.21%	2.40%	2.63%	2.97%
Portfolio turnover	20.56%	1.86%	18.32%	16.16%	15.00%

(a)	Percentages are after expenses waived by Adviser and Custodian reduction. No recovery of these waivers and reductions will be sought. Expenses waived by Adviser and custodian were: 0% and 0% for 2013; 0% and 0% for 2012; .02% and 0% for 2011; .02% and 0% for 2010; and 0% and .04% for 2009, respectively.

The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — INTERMEDIATE GOVERNMENT BOND SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Securities and Agencies — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value

FEDERAL FARM CREDIT
65.80% of Net Assets
Federal Farm Credit Bank	5.300%	06/24/2014	Aaa/AA+*/AAA@	$1,400,000	$1,469,500
Federal Farm Credit Bank	5.250	10/25/2022	Aaa/AA+*/AAA@	1,500,000	1,775,663
Federal Farm Credit Bank	5.875	08/16/2021	Aaa/AA+*/AAA@	1,900,000	1,911,702
Federal Farm Credit Bank	5.050	12/21/2021	Aaa/AA+*/AAA@	370,000	430,690
Federal Farm Credit Bank	5.840	07/20/2022	Aaa/AA+*/AAA@	2,650,000	3,213,917
Federal Farm Credit Bank	5.250	05/10/2022	Aaa/AA+*/AAA@	2,000,000	2,337,018
Federal Farm Credit Bank	5.125	11/28/2022	Aaa/AA+*/AAA@	2,000,000	2,336,986
Federal Farm Credit Bank	2.330	08/01/2025	Aaa/AA+*/AAA@	500,000	442,816
Federal Farm Credit Bank	2.980	08/21/2026	Aaa/AA+*/AAA@	750,000	705,239
Federal Farm Credit Bank	3.000	03/18/2026	Aaa/AA+*/AAA@	750,000	706,715

					15,330,247
FEDERAL HOME LOAN BANK
21.21% of Net Assets
Federal Home Loan Bank	2.665	03/08/2024	Aaa/AA+*	250,000	238,974
Federal Home Loan Banks	7.000	08/15/2014	Aaa/AA+*	500,000	537,791
Federal Home Loan Bank	5.250	12/11/2020	Aaa/AA+*	985,000	1,171,545
Federal Home Loan Bank	5.000	12/10/2021	Aaa/AA+*	500,000	587,587
Federal Home Loan Bank	5.750	06/10/2022	Aaa/AA+*	2,000,000	2,449,968

					4,985,865
FEDERAL NATIONAL MORTGAGE ASSOCIATION
5.75% of Net Assets
Federal National Mortgage Association	8.100	08/12/2019	Aaa/AA+*/AAA@	1,000,000	1,346,953

FEDERAL HOME LOAN MORTGAGE
3.95% of Net Assets
Federal Home Loan Mortgage Corporation	2.50	11/08/2024	Aaa/AA+*/AAA@	1,000,000	922,928

Total Investments 96.71% of Net Assets (cost $22,315,324) (See (a) below for further explanation)					$22,585,993

Other assets in excess of liabilities 3.29%					809,323

Net Assets 100%					$23,395,316

*	Standard and Poor’s Corporation
@	Fitch’s Investors Service All other ratings by Moody’s Investors Service, Inc.
#	Bond ratings unaudited and not covered by Report of Independent Registered Public Accounting Firm.

(a)	Cost for federal income tax purposes is $22,315,324 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$564,453
Unrealized depreciation	(293,784)

Net unrealized appreciation	$270,669

Other Information

The following is a summary of the inputs used, as of June 30, 2013, involving the Fund’s investments in securities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used the table below, please refer to the Security Valuation in the accompanying Notes to Financial Statements.

	Valuation Inputs	Government Agencies	Total

Level 1	Quoted Prices	$—	$—
Level 2	Other Significant Observable Inputs	22,585,993	22,585,993
Level 3	Significant Unobservable Inputs	—	—

$22,585,993

The accompanying footnotes are an integral part of the financial statements.

INTERMEDIATE GOVERNMENT BOND SERIES

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013

ASSETS:
Investments in securities, at fair value (Cost: $22,315,324)		$22,585,993
Cash		618,376
Interest receivable		232,360

Total assets		23,436,729
LIABILITIES:
Payable for:
Distributions to shareholders	15,085
Fund shares redeemed	3,057
Investment advisory fee	3,972
Transfer agent fee	5,517
Accrued expenses	13,782

Total liabilities		41,413

NET ASSETS:
Capital		23,232,462
Accumulated net investment income		185
Net accumulated realized loss on investment transactions		(108,000)
Net unrealized appreciation in value of investments		270,669

Net assets at value		$23,395,316

NET ASSET VALUE, offering price and redemption price per share ($23,395,316 -:- 2,326,937 shares outstanding; unlimited number of shares authorized; no par value)		$10.05

STATEMENT OF OPERATIONS

For the year ended June 30, 2013

Net investment income:
Interest income	$835,490

Expenses:
Investment advisory fee	51,441
Transfer agent fee	39,486
Custodian expense	8,720
Professional fees	5,264
Printing	10,001
Pricing	8,001
Trustees fees	3,363
Other expenses	12,542

Total expenses	138,818
Fees waived by Adviser	(16,510)
Custodian expense reduction	(163)

Net expenses	122,145

Net investment income	713,345

Realized and unrealized loss on investments:
Net realized loss	(22,547)
Net change in unrealized appreciation/depreciation	(1,213,820)

Net realized and unrealized loss on investments	(1,236,367)

Net decrease in net assets resulting from operations	$(523,022)

The accompanying notes are an integral part of the financial statements.

INTERMEDIATE GOVERNMENT BOND SERIES

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended June 30, 2013 and 2012

	2013	2012
Operations:
Net investment income	$713,345	$837,279
Net realized gain/(loss) on investments	(22,547)	11,485
Net change in unrealized appreciation/depreciation	(1,213,820)	1,563,467

Net increase/(decrease) in net assets resulting from operations	(523,022)	2,412,231
Distributions from net investment income	(713,160)	(837,279)
Net fund share transactions (Note 4)	(1,198,761)	(748,612)

Total increase	(2,434,943)	826,340
Net assets:
Beginning of year	25,830,259	25,003,919

End of year	$23,395,316	$25,830,259

Accumulated Net Investment Income	$185	$—

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding:	For the years ended June 30,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$10.58	$9.96	$10.24	$10.05	$9.93

Income from investment operations:
Net investment income	0.30	0.34	0.35	0.44	0.46
Net gains/(losses) on securities, both realized and unrealized	(0.53)	0.62	(0.28)	0.19	0.12

Total from investment operations	(0.23)	0.96	0.07	0.63	0.58
Less distributions:
Distributions from net investment income	(0.30)	(0.34)	(0.35)	(0.44)	(0.46)

Net asset value, end of year	$10.05	$10.58	$9.96	$10.24	$10.05

Total return	(2.34)%	9.72%	0.71%	6.38%	5.99%
Net assets, end of year (in thousands)	$23,395	$25,830	$25,004	$42,053	$25,431
Ratio of net expenses to average net assets (a)	0.48%	0.52%	0.46%	0.47%	0.47%
Ratio of net investment income to average net assets	2.77%	3.25%	3.48%	4.30%	4.62%
Portfolio turnover	16.02%	8.94%	72.86%	56.38%	30.35%

(a)	Percentages are after expenses waived by Adviser and Custodian reduction. No recovery of these waivers and reductions will be sought. Expenses waived by Adviser and Custodian reduction were: .06% and 0% for 2013; 0% and 0% for 2012; 0% and 0% for 2011; 0% and 0% for 2010; and 0% and .02% for 2009, respectively.

The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — TAXABLE MUNICIPAL BOND SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

Taxable Municipal Bonds — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value

PUBLIC FACILITIES REVENUE BONDS
30.24% of Net Assets
Buncombe County NC Limited Obligation Build America	6.800%	06/01/2030	Aa2/AA+*	$250,000	$296,115
Colorado State Certificates of Participation Build America	6.450	09/15/2039	Aa2/AA-*	50,000	58,362
Rhode Island Convention Center	6.060	05/15/2035	Aa3/AA-*/AA-@	70,000	72,409
Dallas Convention Center Hotel Development Corporation	7.088	01/01/2042	A1/A+*	280,000	331,184
Decatur GA Urban Redevelopment Agency Revenue Build America	6.920	01/01/2038	Aa2/AA+*	150,000	176,994
Franklin County OH Convention Facilities Build America	6.540	12/01/2036	Aa2/AA*	515,000	569,096
Franklin County OH Convention Facilities Build America	6.640	12/01/2042	Aa2/AA*	130,000	142,383
Grand Junction CO Certificates of Participation Build America	7.500	12/01/2030	A+*	500,000	568,085
Grand Junction CO Certificates of Participation Build America	7.650	12/01/2040	A+*	50,000	56,122
Las Vegas NV Certificates of Participation	7.800	09/01/2039	Aa3/AA-*/AA-@	60,000	68,811
Metro Government Nashville & Davidson County TN Sports Authority	5.231	07/01/2033	Aa2/AA-*	100,000	100,776
Metropolitan Government Nashville & Davidson County TN Convention Build America	7.431	07/01/2043	A1/A*	160,000	183,582
Metropolitan Government Nashville and Davidson County TN	6.731	07/01/2043	Aa2/A*	125,000	145,315
Miami Lakes FL Special Obligation Build America	7.627	12/01/2040	Aa3/AA@	255,000	314,879
Pennington County SD Certificates of Participation Build America	7.200	06/01/2037	Aa2	750,000	849,270
Sarasota County FL Capital Improvement Revenue Build America	7.016	10/01/2040	AA+*/AA+@	710,000	804,004
Talladega County AL Build America Recovery Zone	5.600	04/01/2040	A1	100,000	102,475

					4,839,862
MUNICIPAL UTILITY REVENUE BONDS
28.50% of Net Assets
Altoona PA Water Authority Sewer Revenue Build America	7.064	12/01/2040	AA-*	500,000	565,650
Davie FL Water & Sewer Revenue Build America	6.849	10/01/2040	A1/AA-*	40,000	45,521
East Bethel MN Build America Utilities	7.000	02/01/2040	Aa3	250,000	269,625
Gainesville FL Utilities System Revenue Build America	6.024	10/01/2040	Aa2/AA*/AA-@	250,000	279,423
Heber UT Light & Power Build America	7.000	12/15/2030	A2/AA-@	500,000	563,970
Louisville & Jefferson County KY Sewer District Build America	5.980	05/15/2040	Aa3/AA*/AA-@	250,000	287,213
Louisville & Jefferson County KY Sewer District Build America	6.250	05/15/2043	Aa3/AA*/AA-@	75,000	91,974
Metrolpolitan Government Nashville & Davidson County TN Recovery Zone	6.693	07/01/2041	Aa3/AA-*	200,000	247,928
North Fort Bend Water Authority TX Water System Revenue	6.018	12/15/2035	A2/AA-*/A+@	250,000	266,008
Omaha NE Sewer Revenue Build America	6.191	12/01/2040	Aa2/AA*	400,000	425,152
Pigeon Forge TN Build America Recovery Zone	7.125	06/01/2040	AA*	300,000	355,242
Sedalia MO Certificates of Participation Build America	7.300	06/01/2035	AA-*	500,000	534,030
West Knox Utilities District Knox County TN Water and Sewer	6.900	06/01/2040	AA+*	400,000	463,212
Williamsport PA Municipal Water Authority Build America	6.100	01/01/2040	A2/AA-*	60,000	61,046
York County VA Sewer Revenue Build America	6.607	06/01/2040	Aa3	100,000	106,416

					4,562,410
SCHOOL IMPROVEMENT BONDS
15.45% of Net Assets
Armstrong School District PA Build America	7.000	03/15/2041	AA-*	750,000	826,298
Ashland KY Independent School District Build America	6.200	08/01/2029	Aa3	100,000	109,578
Circleville OH City School District Build America	6.300	11/01/2040	Aa2	100,000	99,473
Coffee County TN Public Building Authority Build America	7.200	06/01/2044	AA-*	350,000	391,899
CO State Building Excellent Schools Today Certificates of Participation	7.017	03/15/2031	Aa2/AA-*	400,000	463,556
Denver County Public Schools Certificates of Participation	7.017	12/15/2037	Aa3/A+*	140,000	173,660
Edgewood OH City School District Build America	7.500	12/01/2037	Aa3/A+*	100,000	112,537
Jefferson County TN Build America	6.625	06/01/2040	Aa3/A+*	250,000	295,437

					2,472,438
MISCELLANEOUS PUBLIC IMPROVEMENT BONDS
9.36% of Net Assets
Downtown Smyrna Development Authority GA	6.900	02/01/2035	Aa2/AA+*	250,000	267,945
KY State Property & Buildings Build America	5.921	11/01/2030	Aa3/A+*/A+@	250,000	282,535
Lincoln AL Build America Recovery Zone	6.800	06/01/2040	AA-*	500,000	559,865
New York NY Build America	5.968	03/01/2036	Aa2/AA*/AA@	100,000	114,706
Scottsboro AL Build America	6.400	11/01/2040	A2/AA-*	250,000	272,387

					1,497,438

The accompanying footnotes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS — TAXABLE MUNICIPAL BOND SERIES

SCHEDULE OF PORTFOLIO INVESTMENTS

Taxable Municipal Bonds — 100% of Net Assets

June 30, 2013

Bond Description	Coupon	Maturity Date	Rating#	Par Value	Fair Value

UNIVERSITY CONSOLIDATED EDUCATION AND BUILDING REVENUE BONDS
6.19% of Net Assets
CO State School of Mines Enterprises Revenue Build America	6.090%	12/01/2029	Aa2/AA-*	$110,000	$120,335
Maine Health and Higher Educational Facilities Authority	6.667	07/01/2039	Aa2	200,000	220,692
Mesa State College CO Auxiliary Facilities Build America	6.746	05/15/2042	Aa2/AA-*	100,000	121,767
OK Development Finance Authority Lease Revenue	5.650	06/01/2041	AA*/AA@	410,000	425,072
University NC Wilmington Revenue Build America	5.870	01/01/2035	A1	100,000	102,383

					990,249
TURNPIKES/TOLLROAD/HIGHWAY BONDS
2.14% of Net Assets
FL State Turnpike Authority Turnpike Revenue Build America	6.800	07/01/2039	Aa3/AA-*/AA-@	300,000	342,579

					342,579
REFUNDING BONDS
1.81% of Net Assets
Bexar County TX Revenue Venue Project Series B	6.980	08/15/2032	Aa1/AA+*/A+@	250,000	290,373

					290,373
HOSPITAL AND HEALTHCARE
1.76% of Net Assets
University NC Chapel Hill Hospital Revenue Build America	6.329	02/01/2031	Aa3/AA*	250,000	281,340

					281,340
STATE AND LOCAL MORTGAGE/HOUSING BONDS
1.27% of Net Assets
Virginia State Housing Development Authority Taxable Rental	5.251	01/01/2039	Aa1/AA+*	200,000	202,488

					202,488

Total Investments 96.72% of Net Assets (cost $14,401,241) (See (a) below for further explanation)					$15,479,177

Other assets in excess of liabilities 3.28%					527,111

Net Assets 100%					$16,006,288

*	Standard and Poor’s Corporation
@	Fitch’s Investors Service
(All other ratings by Moody’s Investors Service, Inc.)
NR	Not Rated
#	Bond ratings are unaudited and not covered by Report of Independent Registered Public Accounting Firm.

(a)	Cost for federal income tax purposes is $14,401,241 and net unrealized appreciation of investments is as follows:

Unrealized appreciation	$1,228,764
Unrealized depreciation	(150,828)

Net unrealized appreciation	$1,077,936

Other Information

The following is a summary of the inputs used, as of June 30, 2013 involving the Fund’s investments in securities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs	Municipal Bonds
Level 1	Quoted Prices	$—
Level 2	Other Significant Observable Inputs	15,479,177
Level 3	Significant Unobservable Inputs	—

$15,479,177

The accompanying footnotes are an integral part of the financial statements.

TAXABLE MUNICIPAL BOND SERIES

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2013

ASSETS:
Investments in securities, at fair value (Cost: $14,401,241)		$15,479,177
Cash		383,947
Interest receivable		187,546
Prepaid expenses		2,826

Total assets		16,053,496
LIABILITIES:
Payable for:
Distributions to shareholders	37,703
Investment advisory fee	6,672
Transfer agent fee	1,946
Trustees fees	887

Total liabilities		47,208

NET ASSETS:
Capital		14,857,862
Accumulated net investment income		530
Net accumulated realized gain on investment transactions		69,960
Net unrealized appreciation in value of investments		1,077,936

Net assets at value		$16,006,288

NET ASSET VALUE, offering price and redemption price per share ($16,006,288 -:- 1,531,454 shares outstanding; unlimited number of shares authorized; no par value)		$10.45

STATEMENT OF OPERATIONS

For the year ended June 30, 2013

Net investment income:
Interest income	$902,487

Expenses:
Investment advisory fee	81,480
Transfer agent fee	24,655
Custodian expense	6,989
Professional fees	1,433
Pricing	8,001
Other expenses	12,939

Total expenses	135,497
Fees waived by Adviser	(508)
Custodian expense reduction	(99)

Net expenses	134,890

Net investment income	767,597

Realized and unrealized gain/(loss) on investments:
Net realized gain	110,538
Net change in unrealized appreciation/depreciation	(655,652)

Net realized and unrealized loss on investments	(545,114)

Net increase in net assets resulting from operations	$222,483

The accompanying notes are an integral part of the financial statements.

TAXABLE MUNICIPAL BOND SERIES

STATEMENT OF CHANGES IN NET ASSETS

For the years ended June 30, 2013 and 2012

	2013	2012
Operations:
Net investment income	$767,597	$696,880
Net realized gain/(loss) on investments	110,538	—
Net change in unrealized appreciation/depreciation	(655,652)	1,483,917

Net increase in net assets resulting from operations	222,483	2,180,797
Distributions from net investment income	(767,284)	(696,663)
Distributions from capital gains	(19,468)
Net fund share transactions (Note 4)	528,225	3,686,285

Total increase/(decrease)	(36,044)	5,170,419
Net assets:
Beginning of year	16,042,332	10,871,913

End of year	$16,006,288	$16,042,332

Accumulated Net Investment Income	$530	$217

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding:	For the years ended June 30,		For the period ended June 30,
	2013	2012	2011*
Net asset value, beginning of period	$10.82	$9.65	$10.00

Income from investment operations:
Net investment income	0.51	0.52	0.34
Net gains/(losses) on securities, both realized and unrealized	(0.36)	1.17	(0.35)

Total from investment operations	0.15	1.69	(0.01)
Less distributions:
Distributions from net investment income	(0.51)	—	—
Distributions from capital gains	(0.01)	(0.52)	(0.34)

Total distributions	(0.52)	(0.52)	(0.34)

Net asset value, end of period	$10.45	$10.82	$9.65

Total return	1.35%	17.77%	0.04%	(b)
Net assets, end of period (in thousands)	$16,006	$16,042	$10,872
Ratio of net expenses to average net assets (a)	0.83%	0.85%	0.49%	(c)
Ratio of net investment income to average net assets	4.71%	4.95%	3.71%	(c)
Portfolio turnover	9.57%	0.00%	89.93%	(b)

(a)	Percentages are after expense waivers and reductions by the Adviser and Custodian. The Adviser and Custodian have agreed not to seek recovery of these waivers and reductions. Expenses waived by the Adviser and expense reductions by the Custodian were as follows:

Adviser		Custodian
.01%	(c)	0%	(c)	For the period ended June 30, 2011*
.01%		0%		For the year ended June 30, 2012
0%		0%		For the year ended June 30, 2013

*	Represents the period from commencement of operations (November 1, 2010) through June 30, 2011.
(b)	Not annualized
(c)	Annualized

The accompanying notes are an integral part of the financial statements.

DUPREE MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2013

1.	Organization and Significant Accounting Policies

Dupree Mutual Funds is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end investment company. The Declaration of Trust of Dupree Mutual Funds (the “Trust”) permits the Trustees to create an unlimited number of series of investment portfolios (each a “Fund” and collectively the “Funds”) and with respect to each series to issue an unlimited number of full or fractional shares of a single class. The Trust currently offers ten series:

Alabama Tax-Free Income Series

Kentucky Tax-Free Income Series

Kentucky Tax-Free Short-to-Medium Series

Mississippi Tax-Free Income Series

North Carolina Tax-Free Income Series

North Carolina Tax-Free Short-to-Medium Series

Tennessee Tax-Free Income Series

Tennessee Tax-Free Short-to-Medium Series

Intermediate Government Bond Series

Taxable Municipal Bond Series

The investment strategy of the eight state tax-free funds is to maintain 100% of their investments in their respective states of Alabama, Kentucky, Mississippi, North Carolina, or Tennessee municipal securities.

The Intermediate Government Bond Series’ investment strategy is to invest only in obligations of the U.S. Treasury and Agencies of the U.S. Government. The Intermediate Government Bond Series will buy bonds and notes that will maintain an average maturity of no more than ten years.

The Taxable Municipal Bond Series’ investment strategy is to invest in taxable municipal bonds of investment grade quality.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

A.	Security Valuation

Securities held by the Intermediate Government Bond Series and the Taxable Municipal Bond Series are valued using market quotations as provided by an independent pricing service. Securities held by the eight state tax-free funds are valued as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. These procedures involve the use of a matrix pricing model which takes into consideration price quotations or appraisals for these securities, yield, stability, risk, quality, coupon rate, maturity, type of issue, trading characteristics, special circumstances of a security or trading market, and any other factors or market data considered relevant in determining the value. The procedures also include weekly verification of market quotations provided by two independent pricing services. A bond valuation that is not supported by a valuation source requires management to fair value the security in consultation with the Board’s Valuation committee. Shares of open-end mutual funds in which the Funds invest are valued at their respective net asset values as reported by the underlying funds.

The Funds have adopted the provisions of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 820, “Fair Value Measurements and Disclosures”. ASC 820 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy under ASC 820 are described as follows:

DUPREE MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2013

1.	Organization and Significant Accounting Policies, continued

Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others.
Level 3:	Price determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, where there is little or not market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

The aggregate value by input level, as of June 30, 2013, for the Funds’ investments is included at the end of the Funds’ Schedules of Portfolio Investments. The Funds recognize transfers at the end of the reporting period. There were no transfers in and out of level 1, 2 or 3 during the year ending June 30, 2013.

B.	Security Transactions

Security transactions are accounted for on a trade date basis. Gains and losses on securities sold are determined on an identified cost basis.

C.	Security Income

Interest income, which includes the amortization of premiums and the accretion of discounts, is recorded on an accrual basis.

D.	When-Issued and Extended Settlement Securities

The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Funds until the security is delivered and payment takes place. At the time the Funds enter this type of transaction, they are required to segregate cash or other liquid assets equal to the value of the securities purchased.

E.	Federal Income Taxes

It is each Fund’s policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code (the “code”) applicable to regulated investment companies, including the distribution of all or substantially all taxable and tax-exempt income to their shareholders. The Funds have met the requirements of the code applicable to regulated investment companies for the year ended June 30, 2013. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no uncertain tax provisions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns for the last three years.

F.	Distributions

Substantially all of the net investment income of the Funds is declared as a dividend to shareholders of record as of the close of business each day. Distributions are payable in cash or in additional shares at the net asset value on the payable date. Distributions are determined in accordance with income tax regulations.

Distributions are payable:

Monthly for:	Kentucky Tax-Free Short-to-Medium Series
North Carolina Tax-Free Short-to-Medium Series
Tennessee Tax-Free Short-to-Medium Series
Intermediate Government Bond Series
Taxable Municipal Bond Series

DUPREE MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2013

1.	Organization and Significant Accounting Policies, continued

Quarterly for:	Alabama Tax-Free Income Series
Kentucky Tax-Free Income Series
Mississippi Tax-Free Income Series
North Carolina Tax-Free Income Series
Tennessee Tax-Free Income Series

G.	Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates.

H.	Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

2.	Investment Advisory Fee and Other Transactions with Affiliates

Subject to the direction of the Trustees, Dupree & Company, Inc. (the Adviser) is responsible for the management of the Funds’ portfolios. Under the terms of the Investment Advisory Agreements, for the Alabama, Kentucky, Mississippi, North Carolina, Tennessee, and the Taxable Municipal Bond Series, the Funds have agreed to pay to the Adviser as compensation for all services rendered, facilities furnished and expenses paid or assumed by it under the Agreements, a fee at the annual rate of .50 of 1% of the first $100,000,000 average daily net assets of each Fund determined separately; .45 of 1% of the average daily net assets between $100,000,001 and $150,000,000 of each Fund determined separately; .40 of 1% of the average daily net assets between $150,000,001 and $500,000,000 of each Fund determined separately; .35 of 1% of the average daily net assets between $500,000,001 and 750,000,000; and .30 of 1% of the average daily net assets between $750,000,001 and 1,000,000,000; and .25 of 1% of the average daily net assets in excess of $1,000,000,000. For the Intermediate Government Bond Series, the Fund has agreed to pay to the Adviser, as compensation for all services rendered, facilities furnished and expenses paid or assumed by it under the Agreement, a fee at the annual rate of .20 of 1% of average daily net assets.

The Adviser may voluntarily waive investment advisory fees payable to it under the Investment Advisory Agreement with each Fund, and assume and pay other operating expenses. The Adviser will not seek to recoup any waived fees or other operating expenses it has assumed.

For the year ended June 30, 2013, fees voluntarily waived by the Adviser were as follows:

Fees waived by Adviser
Alabama Tax-Free Income Series	$19,538
Mississippi Tax-Free Income Series	19,516
Tennessee Tax-Free Income Series	40,632
Intermediate Government Bond Series	16,510
Taxable Municipal Bond Series	508

In addition, each Fund has entered into a Shareholder Service Agreement with Dupree & Company, Inc, the Funds’ transfer agent. The agreement provides for a fee computed on the average daily net asset value at the annual rate of .15 of 1% on the first $20,000,000 of average net assets and .12 of 1% of all amounts in excess of $20,000,000 of average net assets for each Fund.

DUPREE MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2013

3.	Purchases and Sales of Securities

During the year ended June 30, 2013, the cost of purchases and the proceeds from sales/calls and maturities of securities (excluding short-term securities and U.S. government obligations, except for the Intermediate Government Bond Series which are all U.S. government obligations) for each of the Funds were as follows:

	Purchases	Sales/Calls
Alabama Tax-Free Income Series	$3,700,329	$1,576,521
Kentucky Tax-Free Income Series	87,940,592	69,234,656
Kentucky Tax-Free Short-to-Medium Series	8,853,223	5,953,634
Mississippi Tax-Free Income Series	2,022,012	1,135,342
North Carolina Tax-Free Income Series	13,233,951	3,472,272
North Carolina Tax-Free Short-to-Medium Series	4,894,813	2,657,133
Tennessee Tax-Free Income Series	16,633,424	7,826,202
Tennessee Tax-Free Short-to-Medium Series	2,450,434	3,196,924
Intermediate Government Bond Series	4,048,900	4,908,657
Taxable Municipal Bond Series	1,759,747	1,528,571

4.	Capital Shares

At June 30, 2013 and 2012, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

ALABAMA TAX-FREE INCOME SERIES	Year Ended June 30, 2013		Year Ended June 30, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	382,317	$4,839,667	188,379	$2,308,608
Shares reinvested	33,429	417,792	32,781	400,946
Shares redeemed	(254,710)	(3,194,533)	(186,821)	(2,255,059)
Net increase	161,036	$2,062,926	34,339	$454,495

KENTUCKY TAX-FREE INCOME SERIES	Year Ended June 30, 2013		Year Ended June 30, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	12,157,634	$98,006,608	12,628,466	$99,622,755
Shares reinvested	2,362,521	18,873,478	2,824,157	22,312,335
Shares redeemed	(15,844,621)	(127,179,843)	(9,118,696)	(71,877,445)
Net increase/(decrease)	(1,324,466)	$(10,299,757)	6,333,927	$50,057,645

KENTUCKY TAX-FREE SHORT-TO-MEDIUM SERIES	Year Ended June 30, 2013		Year Ended June 30, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	4,306,089	$23,875,791	5,461,238	$29,954,333
Shares reinvested	241,397	1,337,982	237,712	1,312,023
Shares redeemed	(4,245,020)	(23,528,134)	(2,960,612)	(16,311,945)
Net increase	302,466	$1,685,639	2,738,338	$14,954,411

MISSISSIPPI TAX-FREE INCOME SERIES	Year Ended June 30, 2013		Year Ended June 30, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	162,331	$1,982,073	108,782	$1,288,526
Shares reinvested	10,255	123,882	9,387	111,323
Shares redeemed	(101,079)	(1,221,918)	(38,842)	(461,594)
Net increase	71,507	$884,037	79,327	$938,255

DUPREE MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2013

4.	Capital Shares, continued

NORTH CAROLINA TAX-FREE INCOME SERIES	Year Ended June 30, 2013		Year Ended June 30, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	1,987,555	$23,519,667	1,601,304	$18,387,740
Shares reinvested	183,206	2,145,758	160,526	1,834,791
Shares redeemed	(1,378,402)	(16,191,347)	(1,041,946)	(11,818,454)
Net increase	792,359	$9,474,078	719,884	$8,404,077

NORTH CAROLINA TAX-FREE SHORT-TO-MEDIUM SERIES	Year Ended June 30, 2013		Year Ended June 30, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	701,612	$7,898,764	448,118	$5,003,359
Shares reinvested	36,890	414,632	33,220	370,190
Shares redeemed	(547,748)	(6,150,215)	(297,998)	(3,305,006)
Net increase	190,754	$2,163,181	183,340	$2,068,543

TENNESSEE TAX-FREE INCOME SERIES	Year Ended June 30, 2013		Year Ended June 30, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	1,604,096	$18,817,879	1,125,114	$12,822,015
Shares reinvested	164,725	1,914,381	164,815	1,885,305
Shares redeemed	(1,095,123)	(12,806,030)	(899,434)	(10,191,015)
Net increase	673,698	$7,926,230	390,495	$4,516,305

TENNESSEE TAX-FREE SHORT-TO-MEDIUM SERIES	Year Ended June 30, 2013		Year Ended June 30, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	177,861	$1,960,274	244,908	$2,694,660
Shares reinvested	13,852	152,444	14,132	155,241
Shares redeemed	(259,066)	(2,852,117)	(78,025)	(858,073)
Net increase/(decrease)	(67,353)	$(739,399)	181,015	$1,991,828

INTERMEDIATE GOVERNMENT BOND SERIES	Year Ended June 30, 2013		Year Ended June 30, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	101,835	$1,086,915	175,111	$1,813,245
Shares reinvested	51,219	544,743	59,439	623,150
Shares redeemed	(266,971)	(2,830,419)	(305,067)	(3,185,007)
Net decrease	(113,917)	$(1,198,761)	(70,517)	$(748,612)

TAXABLE MUNICIPAL BOND SERIES	Year Ended June 30, 2013		Year Ended June 30, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	223,183	$2,421,068	340,717	$3,518,945
Shares reinvested	31,550	343,461	24,087	253,910
Shares redeemed	(205,941)	(2,236,304)	(8,234)	(86,570)
Net increase	48,792	$528,225	356,570	$3,686,285

DUPREE MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2013

5.	Concentration of Credit Risk

The Alabama Tax-Free Income Series, Kentucky Tax-Free Income Series, Kentucky Tax-Free Short-to-Medium Series, Mississippi Tax-Free Income Series, North Carolina Tax-Free Income Series, North Carolina Tax-Free Short-to-Medium Series, Tennessee Tax-Free Income Series, and Tennessee Tax-Free Short-to-Medium Series each invest solely in debt obligations issued by the states of Alabama, Kentucky, Mississippi, North Carolina, and Tennessee, respectively, and their respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. Each of these state-specific Funds is more susceptible to economic and political factors adversely affecting issuers of their states’ respective municipal securities than a fund that is not concentrated in these issuers to the same extent.

6.	Federal Income Taxes

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

At June 30, 2013, the Funds capital loss carry-forwards expire as follows:

	2014		2015	2016	2017	2018	2019	Total
Kentucky Tax-Free Short-to-Medium Series	$		$345,116	$227,932	$223,976	$—	$—	$797,024
Tennessee Tax-Free Income Series		—	—	—	—	371,142	—	371,142
Tennessee Tax-Free Short-to-Medium Series		—	26,184	23,418	—	—	—	49,602
Intermediate Government Bond Series		51,194	21,143	—	—	—		72,337

During the year ended June 30, 2013, the following Funds utilized capital loss carry-forwards as follows:

Amount
Kentucky Tax-Free Short-to-Medium Series	$145,079
Tennessee Tax-Free Income Series	250,195
Tennessee Tax-Free Short-to-Medium Series	46,104
Intermediate Government Bond Series	13,115
Taxable Municipal Bond Series	21,110

Capital losses incurred after October 31 (“Post-October” losses) within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. The following Funds incurred and will elect to defer net capital losses during the fiscal year 2013 as follows:

Post October Losses
Tennessee Tax-Free Income Series	$(49,421)
Intermediate Government Bond Series	(35,662)

DUPREE MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2013

6.	Federal Income Taxes, continued

The tax character of distributions paid for the years ended June 30, 2013 and 2012 were as follows:

	2013			2012
	Tax Exempt Income	Ordinary Income	Long-Term Capital Gain	Tax Exempt Income	Ordinary Income	Long-Term Capital Gain
Alabama Tax-Free Income Series	$842,439	$—	$16,538	$781,226	$—	$12,037
Kentucky Tax-Free Income Series	33,471,869	37,796	108,545	34,105,207	58,958	3,685,303
Kentucky Tax-Free Short-to-Medium Series	1,932,832	—	—	1,911,427	—	—
Mississippi Tax-Free Income Series	287,105	—	—	235,664	—	16,068
North Carolina Tax-Free Income Series	3,026,417	—	131,685	2,780,923	—	—
North Carolina Tax-Free Short-to-Medium Series	497,853	—	39,121	495,128	—	—
Tennessee Tax-Free Income Series	3,364,193	—	—	3,364,028	—	—
Tennessee Tax-Free Short-to-Medium Series	226,505	—	—	230,540	—	—
Intermediate Government Bond Series	—	713,160	—	—	837,279	—
Taxable Municipal Bond Series	—	767,284	19,468	—	696,663	—

At June 30, 2013, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Net Long Term Capital Gain	Net Unrealized Appreciation/ Depreciation Investments
Alabama Tax-Free Income	$—	$116,420	$29,276	$654,807
Kentucky Tax-Free Income	—	3,713,889	315,193	38,275,895
Kentucky Tax-Free Short-to-Medium	—	58,073	—	3,057,471
Mississippi Tax-Free Income	—	39,983	9,925	131,517
North Carolina Tax-Free Income	—	278,725	112,821	2,777,703
North Carolina Tax-Free Short-to-Medium	—	11,966	40,875	585,103
Tennessee Tax-Free Income	—	378,775	—	2,590,708
Tennessee Tax-Free Short-to-Medium	—	5,685	—	(14,721)
Intermediate Government Bond	15,268	—	—	270,669
Taxable Municipal Bond Series	38,233	—	69,960	1,077,936

	Accumulated Capital and Other Losses	Other Temporary Differences	Total Accumulated Earnings
Alabama Tax-Free Income	$—	$(116,423)	$684,080
Kentucky Tax-Free Income	—	(3,713,889)	38,591,088
Kentucky Tax-Free Short-to-Medium	(797,024)	(58,074)	2,260,446
Mississippi Tax-Free Income	—	(40,054)	141,371
North Carolina Tax-Free Income	—	(278,725)	2,390,524
North Carolina Tax-Free Short-to-Medium	—	(11,964)	625,980
Tennessee Tax-Free Income	(420,563)	(378,774)	2,170,146
Tennessee Tax-Free Short-to-Medium	(49,602)	(5,685)	(64,323)
Intermediate Government Bond	(107,999)	(15,084)	162,854
Taxable Municipal Bond Series	—	(37,703)	1,148,426

DUPREE MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2013

7.	Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may provide for indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve predicting future claims that may be made against the Funds, if any, that have not yet occurred. However, based on experience, the Funds do not expect the risk of loss to be material.

8.	Line of Credit Agreement and Custodian Agreement

Under the terms of an agreement with the Funds’ custodian, principal amounts up to 5% of a Fund’s net assets are available on an uncommitted line of credit. The principal amounts borrowed are due on demand. The agreement expires on August 31, 2013, but may be renewed annually. Interest is payable based on the published prime rate of the bank. Securities with a minimum value of three times the loan proceeds will be assigned as collateral until the balance of the note and unpaid interest is paid in full and terminated.

At June 30, 2013, the Funds had an unused line of credit amount of $25,000,000. During the year ended June 30, 2013, the average interest rate on borrowings was 3.25% and the daily weighted average borrowings for each Fund with borrowings were as follows:

Weighted Average Borrowings
Alabama Tax-Free Income Series	$1,562
Kentucky Tax Free Income Series	6,677
Kentucky Tax-Free Short-to-Medium Series	13,849
Mississippi Tax-Free Income Series	1,789
North Carolina Tax-Free Income Series	44,729
North Carolina Tax-Free Short-to-Medium Series	6,803
Tennessee Tax-Free Income Series	6,353
Tennessee Tax-Free Short-to-Medium Series	12,734
Taxable Municipal Bond Series	1,104
Intermediate Government Bond Series	4,263

The Funds have a contractual agreement with the custodian whereby the Funds compensate the custodian for custodial services incurred exceeding the credits realized as a result of uninvested cash balances. Credits realized as a result of uninvested cash balances are used to reduce each Fund’s expenses. During the year, these credits reduced each of Funds’ expenses by the amount shown on the Statement of Operations as “Custodian expense reduction.”

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Dupree Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Dupree Mutual Funds (comprising, respectively, the Alabama Tax-Free Income, Kentucky Tax-Free Income, Kentucky Tax-Free Short-to-Medium, Mississippi Tax-Free Income, North Carolina Tax-Free Income, North Carolina Tax-Free Short-to-Medium, Tennessee Tax-Free Income, Tennessee Tax-Free Short-to-Medium, Intermediate Government Bond, and Taxable Municipal Bond Series) (collectively, the “Funds”), as of June 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Dupree Mutual Funds at June 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

August 27, 2013

DUPREE MUTUAL FUNDS

OTHER UNAUDITED INFORMATION

June 30, 2013

Trustee and officer information

The following table sets forth information as to the Trustees and officers:

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held in publicly traded companies
Officers:
Thomas P. Dupree Sr. 125 South Mill Street Lexington, KY 40507 Age: 82	President	Annual Term; 34 years of service	Chairman of the Board of Dupree & Company, Inc.	N/A	N/A
Gay M. Elste P.O. Box 28 Versailles, KY 40383 Age: 62	Compliance Officer	Annual Term;9 years of service	Attorney at Law, Darsie & Elste. Anstruther Farm, beef cattle farming	N/A	N/A
Allen E. Grimes, III 125 South Mill Street Lexington, KY 40507 Age: 50	Executive Vice President	Annual Term; 8 years of service	President, Dupree & Company, Inc.	N/A	N/A
Michelle M. Dragoo 125 South Mill Street Lexington, KY 40507 Age: 52	Vice President, Secretary, Treasurer	Annual Term; 15 years of service as Vice President, 13 years of service as Secretary, Treasurer	Vice President, Secretary, Treasurer of Dupree & Company, Inc.	N/A	N/A
Alison L. Arnold 125 South Mill Street Lexington, KY 40507 Age: 53	Assistant Secretary	Annual Term; 20 years of service	Dupree & Company, Inc.	N/A	N/A
Trustees:
William A. Combs, Jr. 111 Woodland Ave., #510 Lexington, KY 40502 Age: 73	Chairman, Trustee	Annual Term; 12 years of service as Chairman; 24 years of service as Trustee	Officer, Director: Mercedes-Benz of Cincinnati, Ohio; Mercedes-Benz of West Chester, Ohio	10	N/A
James C. Baughman, Jr. 1999 Richmond Road Suite 4 Lexington, KY 40502 Age: 50	Trustee	One Year Term; 6 Years of Service	Business consultant, CJN Advisors, LLC (2013 – present); Chief Executive Officer, Secretary, Treasurer, Director Office Suites Plus, Inc. (1998-2013; executive office space rental)	10	Advisory Board, Community Trust Bank
Lucy A. Breathitt 1703 Fairway Drive Lexington, KY 40502 Age: 76	Trustee	Annual Term; 17 years of service	Alexander Farms, farming	10	N/A
C. Timothy Cone 201 West Short Street Lexington, KY 40507 Age: 69	Trustee	Annual Term; 11 years of service	President, Gess, Mattingly & Atchison, P.S.C. (law firm)	10	N/A
Ann Rosenstein Giles 343 Waller Avenue Suite 100 Lexington, KY 40504 Age: 61	Trustee	Annual Term; 2 years of service	Rosenstein Development, LLC (self-employed marketing consultant)	10	N/A
Marc A. Mathews 2104 Lakeside Drive Lexington, KY 40502 Age: 55	Trustee	Annual Term; 2 years of service	Vice President for Finance and Business, Transylvania University 2009 to date; Treasurer, University of Kentucky 2008-2009; Controller, University of Kentucky 2004-2008	10	Director, Bank of the Bluegrass

DUPREE MUTUAL FUNDS

OTHER UNAUDITED INFORMATION

June 30, 2013

Trustee and officer information, continued

As of June 30, 2013, none of the Trustees nor members of their immediate family held any beneficial interest in the Trust’s Investment Adviser. Further, the Trust does not have an underwriter.

The Statement of Additional Information (“SAI”) includes additional information about Trustees and officers and is available upon request without charge. Please call (800) 866-0614 to request the SAI.

Proxy Voting Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (800) 866-0614, or on the Securities and Exchange Commission’s website at http://www.sec.gov. For the year ending June 30, 2012, the Funds exercised no proxy votes due to the fact that the debt instruments in which the Funds invest carry no voting rights.

Quarterly Portfolio Disclosure

The Trust files with the Securities and Exchange Commission a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the commission’s website and (ii) will be made available to shareholders upon request by calling (800) 866-0614. Information on the operation of the S.E.C.’s Public Reference Room may be obtained by calling 1-800-SEC-0300.

DUPREE MUTUAL FUNDS

OTHER UNAUDITED INFORMATION

June 30, 2013

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur transaction costs including investment advisory fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended June 30, 2013” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses which is not the Funds’ actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Net Expense Ratio Annualized June 30, 2013	Beginning Account Value January 1, 2013*	Ending Account Value June 30, 2013**	Expenses Paid During the Six Months Ended June 30, 2013
Alabama Tax-Free Income Series
Actual	.70%	$1,000.00	$970.10	$3.42
Hypothetical	.70	1,000.00	1,024.79	3.51
Kentucky Tax-Free Income Series
Actual	.56	1,000.00	973.00	2.75
Hypothetical	.56	1,000.00	1,024.79	2.83
Kentucky Tax-Free Short-to-Medium Series
Actual	.72	1,000.00	990.60	3.53
Hypothetical	.72	1,000.00	1,024.79	3.59
Mississippi Tax-Free Income Series
Actual	.66	1,000.00	983.14	3.24
Hypothetical	.66	1,000.00	1,024.79	3.31
North Carolina Tax-Free Income Series
Actual	.71	1,000.00	965.4	3.46
Hypothetical	.71	1,000.00	1,024.79	3.57
North Carolina Tax-Free Short-to-Medium Series
Actual	.77	1,000.00	988.60	3.79
Hypothetical	.77	1,000.00	1,024.79	3.86
Tennessee Tax-Free Income Series
Actual	.69	1,000.00	970.90	3.38
Hypothetical	.69	1,000.00	1,024.79	3.47
Tennessee Tax-Free Short-to-Medium Series
Actual	.86	1,000.00	985.30	4.22
Hypothetical	.86	1,000.00	1,024.79	4.30

DUPREE MUTUAL FUNDS

OTHER UNAUDITED INFORMATION

June 30, 2013

Schedule of Shareholder Expenses, continued

	Net Expense Ratio Annualized June 30, 2013	Beginning Account Value January 1, 2013*	Ending Account Value June 30, 2013**	Expenses Paid During the Six Months Ended June 30, 2013
Intermediate Government Bond Series
Actual	.49%	$1,000.00	$950.90	$2.39
Hypothetical	.49	1,000.00	1,024.79	2.48
Taxable Municipal Bond Series
Actual	.90	1,000.00	986.00	4.06
Hypothetical	.90	1,000.00	1,024.79	4.14

*	The example is based on an investment of $1,000 invested at the beginning of the period.
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period multiplied by [181/365] (to reflect one-half year period).

Item 2. Code of Ethics: The registrant has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer and persons performing similar functions. There have been no waivers from the Code of Ethics during the reporting period. The Registrant’s Code of Ethics is posted on its web site at http://www.dupree-funds.com. A copy of the Code of Ethics will be provided to any person free of charge upon request by telephoning or writing the Registrant.

Item 3. Audit Committee Financial Expert: Audit Committee Financial Expert: The board does not have a financial expert serving on the audit committee. The registrant’s audit committee is comprised of all Trustees all of who are non-interested and independent. The audit committee believes that the collective experience and expertise of the members in assessing the performance of companies and the evaluation of financial statements is sufficient to assess the issues which can reasonably be expected to be raised by the Trust’s financial statements.

Item 4. Principal Accountant Fees and Services:

(a) Fees for audit services provided to the Registrant were $127,300 and $123,600 for the fiscal years ended June 30, 2013 and 2012, respectively.

(b) Audit Related Fees. The aggregate fees billed in each of the last two fiscal years for audit related-services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements are not reported under paragraph (a) of this item were $27,200 and $26,375 for fiscal years ended June 30, 2013 and 2012 respectively.

(c) Tax Fees. Fees for tax services, which consisted of income and excise tax compliance services, were $36,500 and $35,425 for the fiscal years ended June 30, 2013 and 12, respectively

(d) All Other Fees. Fees for all other services totaled $7,300 and $7,100 for the fiscal years ended June 30, 2013 and 12, respectively.

(e) The Registrant’s Audit Committee must pre-approve all audit services and non-audit services that the principal accountant provides to the Registrant. The Audit committee must also pre-approve any engagement of the principal accountant to provide non-audit services to the Registrant’s investment adviser, or any affiliate of the adviser that provides ongoing services to the Registrant, if such non-audit services directly impact the Registrant’s operations and financial reporting.

Item 5. Not applicable.

Item 6. Included as part of item 1.

Item 7. Not applicable

Item 8. Not applicable.

Item 9. Not applicable

Item 10. There have been no changes to the procedures by which shareholders may recommend nominees to the board of trustees nominating committee.

Item 11. Controls and Procedures:

On August 20, 2013 the Registrant’s President and Treasurer assessed the disclosure controls and procedures to evaluate the effectiveness of the Registrant’s disclosure controls and procedures designed to ensure that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an investment company in the reports that it files on Form N-CSR is accumulated and communicated to the investment company’s management, including its principal executive and principal financial officers or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

Further, on August 20, 2013 the Registrant’s President and Treasurer assessed the internal control over financial reporting to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and includes those policies and procedures that: (1) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the investment company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the investment company are being made only in accordance with authorizations of management and trustees of the investment company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the investment company’s assets that could have a material effect on the financial statements.

The Registrant’s President and Treasurer have deemed the disclosure controls and procedures and the internal control over financial reporting effective. There were no changes in the Registrant’s disclosure controls and procedures or internal control over financial reporting that occurred during the fourth quarter of the fiscal year that materially affected or is reasonably likely to materially affect the Registrant’s financial statements.

Item 12. Exhibits

(a)

(2) Certifications

(3) Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dupree Mutual Funds

By:	Michelle M. Dragoo, Vice President, Secretary, Treasurer /s/

Date: August 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	Thomas P. Dupree, Sr., President /s/

Date: August 20, 2013

By:	Michelle M. Dragoo, Vice President, Secretary, Treasurer /s/

Date: August 20, 2013